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                               BUILD-TO-SUIT LEASE


                                 BY AND BETWEEN


                        INHALE 201 INDUSTRIAL ROAD, L.P.


                      A CALIFORNIA LIMITED PARTNERSHIP, AS


                                    LANDLORD


                                       AND


                        INHALE THERAPEUTIC SYSTEMS INC.,


                           A DELAWARE CORPORATION, AS


                                     TENANT


                               201 INDUSTRIAL ROAD
                              SAN CARLOS, CA 94070

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                               BUILD-TO-SUIT LEASE


         THIS BUILD-TO-SUIT LEASE ("LEASE") is made and entered into as of September __, 2000 by and between INHALE 201 INDUSTRIAL ROAD, L.P., a California limited partnership ("LANDLORD"), and INHALE THERAPEUTIC SYSTEMS INC., a Delaware corporation ("TENANT").

                                    RECITALS

         A. CONTRIBUTION AGREEMENT. Tenant and Landlord entered into that certain Contribution Agreement dated as of September __, 2000 (the "Contribution Agreement") pursuant to which, among other things: (i) Tenant agreed to contribute, and Landlord agreed to accept, inter alia, that certain real property situated at 201 Industrial Road, San Carlos, California, as partially improved by Tenant (the "REAL PROPERTY"); and (ii) the parties agreed to enter into this Lease as of the date of closing under the Contribution Agreement. The Real Property is more particularly described in EXHIBIT A attached hereto and incorporated herein by this reference.

         B. BUILD-TO-SUIT. Pursuant to this Lease and the plans, specifications, and other documents required hereby, Landlord will construct and/or complete certain improvements on the Real Property, including (i) two connected four-story buildings containing an aggregate of approximately 390,000 square feet, consisting of approximately 171,965 square feet of rentable area and two lower stories primarily of parking for the foregoing buildings as well as for adjacent property currently leased and occupied by Contributor located at 150 Industrial Road; (ii) site improvements; and (iii) certain other improvements.

          C. DEFINITIONS. Unless the context otherwise specifies or requires for the purpose of this Lease, all words and phrases having their initial letters capitalized herein shall have the meanings set forth below:

                  AFFILIATE OF TENANT: shall have the meaning assigned in
                  Section 13.1(b).

                  APPROVED PLANS: shall have the meaning assigned in Section 1(a) in the Work Letter.

                  BASE BUILDING WORK: Base Building Work for Building 1, as defined in Section 1(h) of the Work Letter, and Base Building Work for Building 2, as defined in Section 1(i) of the Work Letter.

                  BUILDING CORES: shall have the meaning assigned in Section 1(j) of the Work Letter.

                  BUILDING COST: shall have the meaning assigned in Section
                  18.2.

                  BUILDING SHELLS: shall have the meaning assigned in Section 1(k) of the Work Letter.


                                           1.
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                  BUILDING 1: shall have the meaning assigned in Section
                  1.1(a)(ii).

                  BUILDING 2: shall have the meaning assigned in Section 1.1(a)(ii).

                  BUILDING 2 SUBSTANTIAL COMPLETION: shall mean the date of Tenant's receipt of the Certificate of Substantial Completion of the Base Building Work for Building 2.

                  BUILDINGS: shall have the meaning assigned in Section 1.1(a).

                  CERTIFICATE OF SUBSTANTIAL COMPLETION: shall have the meaning assigned in Section 1(l) of the Work Letter.

                  COMMON AREAS: shall mean the Interior and Exterior Common Areas, collectively, as indicated in Section 1.1(a)(x).

                  COSMETIC ALTERATIONS: shall have the meaning assigned in
                  Section 9.1.

                  DATE OF SUBSTANTIAL COMPLETION: shall have the meaning assigned in Section 1(o) of the Work Letter.

                  EFFECTIVE DATE: shall have the meaning assigned in Section
                  2.1.

                  EXTERIOR COMMON AREAS: shall have the meaning assigned in
                  Section 1.1(a)(viii).

                  FAIR MARKET RENTAL: shall have the meaning assigned in Section 3.1(d).

                  HAZARDOUS MATERIALS: shall have the meaning assigned in
                  Section 11.4(a).

                  HVAC: shall have the meaning assigned in Section 7.2(a).

                  IMPROVEMENTS: shall have the meaning assigned in Section 1.1(a)(vii).

                  INTERIOR COMMON AREAS: shall have the meaning assigned in
                  Section 1.1(a)(ix).

                  LANDLORD: shall have the meaning assigned in the Introduction.

                  LEASE YEAR: shall have the meaning assigned in Section 7.3.

                  LEASE: shall have the meaning assigned in the Introduction.

                  MINIMUM RENTAL: shall have the meaning assigned in Section 3.1(c).

                  OPERATING EXPENSES: shall have the meaning assigned in Section 7.2(a).

                  PARKING LEASE: shall have the meaning assigned in Section 1.1(a).

                  PERMITTED TRANSFER: shall have the meaning assigned in Section 13.1(b).


                                           2.

                  PHASE 1A: shall have the meaning assigned in Section 1.1(a)(iii).

                  PHASE 1B: shall have the meaning assigned in Section
                  1.1(a)(iv).

                  PHASE 2A: shall have the meaning assigned in Section
                  1.1(a)(v).

                  PHASE 2B: shall have the meaning assigned in Section
                  1.1(a)(vi).

                  PHASE 1 RENT COMMENCEMENT DATE: shall have the meaning assigned in Section 3.1(a).

                  PHASE 2A RENT COMMENCEMENT DATE: shall have the meaning assigned in Section 3.1(b).

                  PHASE 2B RENT COMMENCEMENT DATE: shall have the meaning assigned in Section 3.1(b).

                  PHASE 2B EXPANSION OPTION: shall have the meaning assigned in
                  Section 1.2.

                  PREMISES: shall have the meaning assigned in Section 1.1(a).

                  PREVAILING PARTY: shall have the meaning assigned in Section 19.5.

                  PROJECT: shall have the meaning assigned in Section
                  1.1(a)(vii).

                  REAL PROPERTY: shall have the meaning assigned in Recital A.

                  RENT COMMENCEMENT DATE: shall mean any of the Phase 1 Rent Commencement Date, Phase 2A Rent Commencement Date or Phase 2B Rent Commencement Date, all as defined in Section 3.1.

                  REQUESTING PARTY: shall have the meaning assigned in Section 17.3.

                  REQUIREMENTS: shall have the meaning assigned in Section 11.3.

                  RESPONDING PARTY: shall have the meaning assigned in Section 17.3.

                  SECURITY DEPOSIT: shall have the meaning assigned in Section 18.1.

                  SHELL FINAL: shall have the meaning in Section 1(u) of the Work Letter.

                  SITE PLAN: shall have the meaning assigned in Section 1.1(a)(ii).

                  SUBSTANTIAL COMPLETION OF BASE BUILDING WORK: shall have the meaning assigned in Section 1(w) of the Work Letter.

                  TENANT: shall have the meaning assigned in the Introduction.

                  TENANT IMPROVEMENTS: shall have the meaning assigned in
                  Section 1(y) of the


                                           3.
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                  Work Letter.

                  TENANT IMPROVEMENT ALLOWANCE: shall have the meaning assigned in Section 4(b) of the Work Letter.

                  TENANT'S OPERATING COST SHARE: shall refer, collectively, to Tenant's Building 1 Operating Cost Share, Tenant's Exterior Common Area Cost Share and Tenant's Building 2 Operating Cost Share, as described in Section 7.1(a)(iv).

                  TENANT'S BUILDING 1 OPERATING COST SHARE: shall have the meaning assigned in Section 7.1(a)(i).

                  TENANT'S EXTERIOR COMMON AREA OPERATING COST SHARE: shall have the meaning assigned in Section 7.1(a)(i).

                  TENANT'S BUILDING 2 OPERATING COST SHARE: shall have the meaning assigned in Section 7.1(a)(ii).

                  TENANT'S WORK: shall have the meaning assigned in Section 1(aa) of the Work Letter.

                  TERM: shall have the meaning assigned in Section 2.1.

                  TERMINATION DATE: shall have the meaning assigned in Section 2.1.

                  USEABLE SQUARE FEET: shall have the meaning in Section 1(cc) of the Work Letter.

                  WORK LETTER: shall have the meaning assigned in Section
                  5.1(a).

         THE PARTIES AGREE AS FOLLOWS:

1.       PROPERTY.

         1.1 LEASE OF PREMISES.

                  (a) BUILDINGS, PROPERTY, IMPROVEMENTS. Subject to the Parking Lease dated as of September ____, 2000 (the "PARKING LEASE") by and between Landlord and Tenant, Landlord leases to Tenant and Tenant leases from Landlord, on the terms, covenants and conditions hereinafter set forth, Phase 1A, Phase 1B, and Phase 2A (all as defined below and referred to collectively herein as the "PREMISES"). The Premises, together with Phase 2B, are to be constructed by Landlord in accordance with Article 5 hereof and EXHIBIT C attached hereto; and will be located in two connected four-story buildings containing an aggregate of approximately 390,000 square feet, consisting of approximately 171,965 square feet of rentable area for office and laboratory research and development and two lower stories primarily of parking (collectively, the "BUILDINGS" and each a "BUILDING"). The Buildings are being constructed or will be constructed on the Real Property in connection with the Project.


                                           4.

                           (i) The Real Property is located at 201 Industrial
Road in the City of San Carlos, County of San Mateo, State of California.

                           (ii) The location of the Real Property is, and the
location of the Buildings on the Real Property is intended to be, substantially as shown on the site plans attached hereto as EXHIBIT B (the "SITE PLAN"); the first BUILDING to be constructed ("BUILDING 1") is being constructed on the Real Property in the location depicted on the Site Plan, and the second BUILDING to be constructed ("BUILDING 2") shall be constructed on the Real Property in the location depicted on the Site Plan.

                           (iii) The term "PHASE 1A" shall refer to that portion
of Building 1 consisting of approximately 39,077 rentable square feet (37,703 usable square feet) located on the fourth floor and the approximately 964 rentable square feet (930 usable square feet) located on the second floor and shown on the Site Plan.

                           (iv) The term "PHASE 1B" shall refer to that portion
of Building 1 consisting of approximately 39,876 rentable square feet (38,474 usable square feet) located on the third floor and shown on the Site Plan.

                           (v) The term "PHASE 2A" shall refer to that portion
of Building 2 consisting of approximately 45,574 rentable square feet (43,972 useable square feet) located on the third floor and shown on the Site Plan.

                           (vi) The term "PHASE 2B" shall refer to that portion
of Building 2 consisting of approximately 46,474 rentable square feet (44,840 useable square feet) located on the fourth floor and shown on the Site Plan.

                           (vii) The Buildings and the other improvements to be
constructed on the Real Property in connection with the Project, including the Common Areas (defined below), are sometimes referred to collectively herein as the "IMPROVEMENTS." The "PROJECT," when completed, will consist of the Real Property and the Improvements.

                           (viii) The parking areas (whether inside or outside
the Buildings), courtyard, driveways, sidewalks, landscaped areas and other portions of the Project, including any areas leased under the Parking Lease, that lie outside the exterior walls of the Buildings to be constructed on the Real Property, as depicted in the Site Plan and as hereafter modified by Landlord from time to time in accordance with the provisions of this Lease, are sometimes referred to herein as the "EXTERIOR COMMON AREAS."

                           (ix) The term "INTERIOR COMMON AREAS" shall refer to
the interior lobby, elevators, stairwells, utility risers, and any mechanical rooms located outside any tenant's premises in the Buildings.

                           (x) The term "COMMON AREAS" shall refer collectively
to the Exterior Common Areas and the Interior Common Areas

                  (b) USE OF COMMON AREAS. As an appurtenance to Tenant's leasing of the Premises pursuant to Section 1.1(a), Landlord hereby grants to Tenant, for the benefit of Tenant


                                      5.

and its employees, suppliers, shippers, customers and invitees, during the Term of this Lease, the non-exclusive right to use, in common with others entitled to such use, (i) those portions of the Common Areas improved from time to time for use as parking areas, driveways, courtyard, sidewalks, landscaped areas, lobbies, elevators, stairwells, utility risers, any mechanical rooms located outside any tenant's premises, or for other common purposes, and (ii) all access easements and similar rights and privileges relating to or appurtenant to the Property and created or existing from time to time under any access easement agreements, declarations of covenants, conditions and restrictions, or other written agreements now or hereafter of record with respect to the Property, subject however to the rights granted under the Parking Lease and any limitations applicable to such rights and privileges under applicable law, under this Lease and/or under the written agreements creating such rights and privileges.

         1.2 PHASE 2B EXPANSION OPTION. So long as Inhale Therapeutic Systems, Inc. (or a transferee of a Permitted Transfer) is the Tenant hereunder as of its exercise of the option granted herein, Tenant shall have the option to lease Phase 2B from Landlord (the "PHASE 2B EXPANSION OPTION") upon the terms and conditions set forth in this Lease, subject to the following conditions:

                  (a) The Phase 2B Expansion Option shall be exercised by written notice of its irrevocable election to exercise the Phase 2B Expansion Option ("EXERCISE NOTICE") given to Landlord by Tenant at any time prior to, but no later than, three (3) business days following the date of Building 2 Substantial Completion. Upon Tenant's giving of the Exercise Notice, Phase 2B shall be deemed added to the Premises.

                  (b) In the event that Tenant shall not have given the Exercise Notice by Substantial Completion of the Base Building Work, Landlord may lease Phase 2B to a third party for a term not to exceed three years and not later than six (6) months prior to the end of the term of such third party lease, Landlord shall notify Tenant of the availability of Phase 2B. Tenant may exercise the Phase 2B Expansion Option, at any time prior to, but no later than, thirty days following its receipt of Landlord's notice of availability, by giving the Exercise Notice; provided that the Minimum Rental for Phase 2B in such event shall be the lower of (i) $3.60 per rentable square foot per month, which amount shall be subject to a two percent (2%) annual increase on each anniversary of the date of Building 2 Substantial Completion, commencing in 2001, or (ii) the then Fair Market Rental (as determined pursuant to the mechanism described in Section 3.1(d). In such event, Landlord shall have no obligation to provide any tenant improvement allowance.

                  (c) Notwithstanding anything to the contrary contained herein, if Tenant is in default beyond any applicable notice and cure periods, under any obligation to pay amounts when due and/or any of the other material terms, covenants or conditions of this Lease at the time Tenant exercises the Phase 2B Expansion Option, Landlord shall have, in addition to all of Landlord's other rights and remedies provided in this Lease, the right to terminate such Phase 2B Expansion Option upon written notice to Tenant, and Landlord shall be free to lease Phase 2B to any other third party or parties for any term and condition.


                                      6.

2.       TERM.

         2.1 TERM. The term of this Lease (as it may be extended from time to time, the "TERM") shall commence upon mutual execution of this Lease by Landlord and Tenant (the "EFFECTIVE DATE") and shall terminate on the date that is one day prior to the sixteenth anniversary of the Phase 1 Rent Commencement Date (as it may be extended pursuant to Section 2.6, below, the "TERMINATION DATE").

         2.2 EARLY POSSESSION. Provided Tenant's activities do not unduly interfere with or delay the Base Building Work, Tenant shall have the non-exclusive right to enter the Property from and after the date hereof for the purposes of performing Tenant's Work. Such entry shall be subject to and upon all of the terms and conditions of this Lease and of the Work Letter attached hereto as EXHIBIT C (including, but not limited to, conditions relating to the maintenance of required insurance), except that Tenant shall have no obligation to pay Minimum Rental or Operating Expenses for any period prior to the applicable Rent Commencement Date as determined under Section 3.1; such early possession shall not advance or otherwise affect the applicable Rent Commencement Date. Upon Substantial Completion of the Base Building Work for each Phase, Tenant shall be entitled to the exclusive possession of the Premises.

         2.3 DELAY IN POSSESSION. Except to the extent caused by a material default by Landlord of its obligations set forth in this Lease, Landlord shall not be liable for any damages caused by any delay in the completion of the Improvements, nor shall any such delay affect the validity of this Lease or the obligations of Tenant hereunder.

         2.4 ACKNOWLEDGEMENT OF RENT COMMENCEMENT. Promptly following each of the Phase 1 Rent Commencement Date, the Phase 2A Rent Commencement Date and the Phase 2B Rent Commencement Date, Landlord and Tenant shall execute a written acknowledgement of the applicable Rent Commencement Date, Termination Date and related matters, substantially in the form attached hereto as EXHIBIT E (with appropriate insertions), which acknowledgement shall be deemed to be incorporated herein by this reference. Notwithstanding the foregoing requirement, the failure of either party to execute any such written acknowledgement shall not affect the determination of the applicable Rent Commencement Date, Termination Date and related matters in accordance with the provisions of this Lease.

         2.5 HOLDING OVER. If Tenant holds possession of the Premises or any portion thereof after the Term of this Lease with Landlord's written consent, then except as otherwise specified in such consent, Tenant shall become a tenant from month to month at one hundred and two percent (102%) of the rental and otherwise upon the terms herein specified for the period immediately prior to such holding over and shall continue in such status until the tenancy is terminated by either party upon not less than one hundred twenty (120) days prior written notice. If Tenant holds possession of the Premises or any portion thereof after the Term of this Lease without Landlord's written consent, then Landlord in its sole discretion may elect (by written notice to Tenant) to have Tenant become a tenant either from month to month or at will, at one hundred fifty percent (150%) of the rental (prorated on a daily basis for an at-will tenancy, if applicable) and otherwise upon the terms herein specified for the period immediately prior to such holding over, or may elect to pursue any and all legal remedies available to Landlord under applicable law with respect to such holding over by Tenant. Tenant shall indemnify and


                                      7.

hold Landlord harmless from any loss, damage, claim, liability, cost or expense (including reasonable attorneys' fees) resulting from any delay by Tenant in surrendering the Premises or any portion thereof (except to the extent such delay is with Landlord's prior written consent), including, but not limited to, any claims made by a succeeding tenant by reason of such delay. Acceptance of rent by Landlord following expiration or termination of this Lease shall not constitute a renewal of this Lease.

         2.6 OPTIONS TO EXTEND TERM. Tenant shall have the option to extend the Term of this Lease, at the Minimum Rental set forth in Section 3.1(b) and (c), below, and otherwise upon all the terms and provisions set forth herein with respect to the initial term of this Lease, for up to two (2) additional periods of ten (10) years each, the first commencing upon the expiration of the initial term hereof and the second commencing upon the expiration of the first extended term, if any. Exercise of such option with respect to the first such extended term shall be by written notice to Landlord at least eighteen (18) months prior to the expiration of the initial term hereof, exercise of such option with respect to the second extended term, if the first extension option has been duly exercised, shall be by written notice to Landlord at least eighteen (18) months prior to the expiration of the first extended term hereof. If Tenant is in material default hereunder, beyond any applicable notice and cure periods, on the date of such notice or on the date any extended term is to commence, then the exercise of the option shall be of no force or effect, the extended term shall not commence and this Lease shall expire at the end of the then current term hereof (or at such earlier time as Landlord may elect pursuant to the default provisions of this Lease). If Tenant properly exercises one or more extension options under this Section, then all references in this Lease (other than in this Section 2.6) to the "term" of this Lease shall be construed to include the extension term(s) thus elected by Tenant. Except as expressly set forth in this Section 2.6, Tenant shall have no right to extend the Term of this Lease beyond its prescribed term.

3.       RENTAL.

Tenant shall cause payment of Minimum Rental and other rent or charges to be received by Landlord on the first calendar day of each month of the Term of this Lease in lawful money of the United States, without offset or deduction, except as specifically provided herein. All amounts payable by Tenant hereunder shall be deemed "Rent."

         3.1 MINIMUM RENTAL.

                  (a) COMMENCEMENT OF RENTAL OBLIGATIONS FOR PHASE 1. Tenant's Minimum Rental and Operating Expense obligations with respect to Phase 1A and Phase 1B shall commence on September ___, 2000 ("PHASE 1 RENT COMMENCEMENT DATE") and shall end on the Termination Date, unless sooner terminated or extended as hereinafter provided.

                  (b) COMMENCEMENT OF RENTAL OBLIGATIONS FOR PHASES 2A AND 2B. Tenant's Minimum Rental and Operating Expense obligations with respect to Phase 2A shall commence on the earlier of occupancy or the day after the date of Building 2 Substantial Completion (the "PHASE 2A RENT COMMENCEMENT DATE") and shall end on the Termination Date, unless sooner terminated or extended as hereinafter provided. In the event Tenant exercises its option to lease Phase 2B, Tenant's Minimum Rental and Operating Expense obligations with respect to


                                      8.

Phase 2B shall commence on the earlier of occupancy or the day after the date of Building 2 Substantial Completion (the "PHASE 2B RENT COMMENCEMENT DATE") and shall end on the Termination Date, unless sooner terminated or extended as hereinafter provided.

                  (c) RENTAL AMOUNTS FOR PHASE 1A, PHASE 1B, PHASE 2A, AND PHASE 2B: ANNUAL INCREASES. Tenant shall pay to Landlord as minimum rental for the following Phases, in advance, without deduction, offset, notice or demand, on or before the respective Rent Commencement Date and on or before the first day of each subsequent calendar month of the Term of this Lease, the following amounts per month, subject to adjustment in accordance with the terms of this Section 3.1 ("MINIMUM RENTAL"):

                           (i) PHASE 1A AND 1B. Beginning on the Phase 1 Rent
Commencement Date, Tenant shall pay Minimum Rental for Phase 1 in an amount equal to $287,701.20 ($3.60 per sq. ft. multiplied by 79,917), provided that Tenant shall be entitled to a rent credit in the amount of $46,444 per month (to be prorated for partial months) until such time as Tenant shall have completed Tenant's Work in Phase 1B (but in any event not later than April 1, 2001), as defined in and in accordance with the terms and conditions of the Work Letter.

                           (ii) PHASE 2A. Beginning on the Phase 2A Rent
Commencement Date, Tenant shall pay Minimum Rental for Phase 2A in an amount equal to $164,066.40 ($3.60 per sq. ft. multiplied by 45,574).

                           (iii) PHASE 2B. In the event that Tenant shall have
exercised its Phase 2B Expansion Option, then beginning on the Phase 2B Rent Commencement Date, Tenant shall pay Minimum Rental for Phase 2B in an amount equal to $167,306.40 ($3.60 per sq. ft. multiplied by 46,474).

                           (iv) ANNUAL INCREASES. On the anniversary of each of
the Phase 1 Rent Commencement Date, the Phase 2A Rent Commencement Date and the Phase 2B Rent Commencement Date (assuming Tenant exercises its Phase 2B Expansion Option), the then current Minimum Rental for the relevant Phase shall be increased by two percent (2%).

                           (v) PARTIAL MONTHS. If the obligation to pay Minimum
Rental hereunder commences on other than the first day of a calendar month or if the Term of this Lease terminates on other than the last day of a calendar month, the Minimum Rental for such first or last month of the Term of this Lease, as the case may be, shall be prorated based on the number of days the Term of this Lease is in effect during such month. If an increase in Minimum Rental becomes effective on a day other than the first day of a calendar month, the Minimum Rental for that month shall be the sum of the two applicable rates, each prorated for the portion of the month during which such rate is in effect.

                  (d) RENTAL AMOUNTS DURING FIRST EXTENDED TERM. If Tenant properly exercises its right to extend the Term of this Lease pursuant to
Section 2.6 hereof, the Minimum Rental during the first year of the first extended term shall be equal to one hundred percent (100%) of the fair market rental value (as defined below), determined as of the commencement of such extended term in accordance with this paragraph. Upon Landlord's receipt of a proper notice of Tenant's exercise of its option to extend the Term of this Lease, the parties shall have


                                      9.

thirty (30) days in which to agree on the Fair Market Rental at the commencement of the first extended term for the uses permitted hereunder. If the parties agree on such Fair Market Rental, they shall execute an amendment to this Lease stating the amount of the applicable minimum monthly rental (including the indexed amounts applicable during subsequent years of the first extended term as described above in Section 3.1(c)(iv)). If the parties are unable to agree on such rental within such thirty (30) day period, then within thirty (30) days after the expiration of such period each party, at its cost and by giving notice to the other party, shall appoint a real estate appraiser with at least five (5) years experience appraising similar commercial properties in the County in which the Property is located to appraise and set the Fair Market Rental for the Premises at the commencement of the first extended term in accordance with the provisions of this Section 3.1(d). If either party fails to appoint an appraiser within the allotted time, the single appraiser appointed by the other party shall be the sole appraiser. If an appraiser is appointed by each party and the two appraisers so appointed are unable to agree upon a Fair Market Rental within thirty (30) days after the appointment of the second, the two appraisers shall appoint a third similarly qualified appraiser within ten (10) days after expiration of such 30-day period; if they are unable to agree upon a third appraiser, then either party may, upon not less than five (5) days notice to the other party, apply to the Presiding Judge of the Superior Court of the County in which the Property is located for the appointment of a third qualified appraiser. Each party shall bear its own legal fees in connection with appointment of the third appraiser and shall bear one-half of any other costs of appointment of the third appraiser and of such third appraiser's fee. The third appraiser, however selected, shall be a person who has not previously acted for either party in any capacity. Within thirty (30) days after the appointment of the third appraiser, the third appraiser shall set the Fair Market Rental for the first extended term by selecting the appraised value determined by the first two appraisers which is closest to his own determination, and shall so notify the parties, which determination shall be binding on the parties and shall be enforceable in any further proceedings relating to this Lease. For purposes of this Section 3.1(d), the "FAIR MARKET RENTAL" of the Premises shall be determined with reference to the then prevailing market rental rates for properties in the City of San Carlos with improvements and common area improvements comparable to those then existing in the Premises and paid for by Landlord, either directly or through the payment of the Tenant Improvement Allowance (as defined in Section 4(b) of the Work Letter attached hereto as Exhibit C) to Tenant.

                  (e) RENTAL AMOUNTS DURING SECOND EXTENDED TERM. If Tenant properly exercises its right to a second extended Term of this Lease pursuant to
Section 2.6 hereof, the Minimum Rental during such second extended term shall be determined in the same manner provided in the preceding paragraph for the first extended term (including the rental increase provision for years after the first year of such second extended term), except that the determination shall be made as of the commencement of the second extended term.

         3.2 LATE CHARGE. If Tenant shall fail to pay, when the same is due and payable (after giving effect to any applicable notice and cure period), any rent or other amounts due Landlord hereunder, such unpaid amounts shall bear interest for the benefit of the Landlord at a rate equal to the lesser of ten percent (10%) per annum or the maximum rate permitted by law, from the date due to the date of payment. Tenant further acknowledges that late payment of rent will cause Landlord to incur certain costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impractical to determine with certainty. For this reason, in addition to interest, if Tenant shall fail to pay (which for purposes of this paragraph, "pay" shall


                                      10.

mean actual receipt of the payment by Landlord) any installment of rent by the fifth (5th) day of the calendar month for which such installment is due, a late charge equal to five percent (5%) of the overdue installment of rent automatically shall be due without further notice, and shall be in addition to all other sums due. The parties agree that this additional late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant

4.       PARKING.

         Landlord and Tenant agree that the Common Areas of the Property shall include not less than 690 parking spaces. Commencing on the Effective Date and continuing until the Phase 1 Rent Commencement Date, at no additional charge, Tenant may use up to 300 spaces for parking. At no additional charge, following the Phase 1 Rent Commencement Date Tenant shall be entitled to 230 spaces; following the Phase 2A Rent Commencement Date Tenant shall be entitled to an additional 131 spaces; and, provided Tenant exercises the Phase 2B Expansion Option, following the Phase 2B Rent Commencement Date Tenant shall be entitled to an additional 139 spaces constituting the remaining spaces on the Common Areas, all of which shall be subject to the Parking Lease. Tenant acknowledges that during the construction of the Base Building Work for Building 2, the available number of parking spaces may be diminished by a much as 100 spaces, and Tenant shall have no right to a reduction in Minimum Rental as a result.

5.       CONSTRUCTION.

         5.1 CONSTRUCTION OF IMPROVEMENTS.

                  (a) BASE BUILDING WORK; PERFORMANCE AND PAYMENT. Landlord shall, at Landlord's cost and expense (except as otherwise provided herein and in EXHIBIT C, construct BASE BUILDING WORK as defined in and in accordance with the terms and conditions of the WORK LETTER attached hereto as EXHIBIT C (the "WORK LETTER"). Landlord shall use its best efforts to complete such construction promptly, diligently and within the applicable time periods set forth in the Estimated Construction Schedule attached hereto as EXHIBIT D and incorporated herein by this reference, as such schedule may be modified from time to time in accordance with the WORK LETTER, subject to the effects of any delays caused by Tenant or any other circumstances beyond Landlord's reasonable control (excluding any financial inability), and subject to the provisions of
Section 2.3 above. Tenant may cause the Tenant Improvements therein to be constructed concurrently with Landlord's construction of the Base Building Improvements provided such construction does not unduly interfere with Landlord's construction of the Base Building Improvements.

                  (b) TENANT'S WORK. Tenant shall, at Tenant's cost and expense (except as otherwise provided herein and in EXHIBIT C), promptly and diligently construct Tenant's Work as defined in and in accordance with the terms and conditions of the WORK LETTER. Landlord shall provide the Tenant Improvement Allowance as described in the Work Letter. All Tenant's Work shall comply with all applicable laws and shall be completed in conformance with the APPROVED PLANS as defined in the Work Letter.

                  (c) COMPLIANCE WITH LAW. Landlord warrants to Tenant that the Base Building Work and any other improvements constructed by Landlord from time to time shall not


                                      11.

violate any applicable law, building code, regulation or ordinance in effect on the applicable Rent Commencement Date or at the time such improvements are placed in service. If it is determined that any of these warranties have been violated, then it shall be the obligation of the Landlord, after written notice from Tenant, to correct the condition(s) constituting such violation promptly, at Landlord's sole cost and expense.

6.       TAXES.

         6.1 PERSONAL PROPERTY. Tenant shall be responsible for and shall pay prior to delinquency all taxes and assessments levied against or by reason of
(a) any and all alterations, additions and items installed or placed on or in the Premises and taxed as personal property rather than as real property, and/or
(b) all personal property, trade fixtures and other property placed by Tenant on or about the Premises. Upon request by Landlord, Tenant shall furnish Landlord with satisfactory evidence of Tenant's payment thereof. If it any time during the Term of this Lease any of said alterations, additions or personal property, whether or not belonging to Tenant, shall be taxed or assessed as part of the Property, then such tax or assessment shall be paid by Tenant to Landlord within thirty (30) days after presentation by Landlord of copies of the tax bills in which such taxes and assessments are included and shall, for the purposes of this Lease, be deemed to be personal property taxes or assessments under this
Section 6.1.

         6.2 REAL PROPERTY.

                  (a) REAL PROPERTY TAXES. Commencing with the Phase 1 Rent Commencement Date and continuing for each calendar year, or tax year at Landlord's option (such "tax year" being a period of twelve (12) consecutive calendar months for which the applicable taxing authority levies or assesses real property taxes), for the balance of the Lease Term, Tenant shall pay to Landlord the amount of all real property taxes levied and assessed for any such year upon the Premises. Notwithstanding the foregoing, prior to the date of Building 2 Substantial Completion, Tenant be responsible for all real property taxes levied and assessed during such period upon the Project. Such sum for any partial year of the Lease Term shall be prorated on the basis of the number of days of such partial year. Payment shall be made in the following manner: Tenant shall pay to Landlord as Operating Expenses, the amount of all real property taxes levied and assessed upon the Premises including improvements and the underlying realty for any calendar year to be paid either: (i) monthly in accordance with Article 7 below; or (ii) at Landlord's option, for any tax year, within thirty (30) days after Landlord gives notice to Tenant of the amount of such real property taxes payable by Tenant (or not less than thirty (30) days prior to delinquency, whichever is later). Landlord also shall provide Tenant with a copy of the applicable tax bill or tax statement from the taxing authority. In addition to any other amounts due from Tenant to Landlord, if Tenant fails to pay the real property taxes to Landlord as herein required, Tenant shall pay to Landlord the amount of any interest, penalties or late charges caused by Tenant's late payment.

                  (b) PROTESTS. If the Premises are separately assessed, Tenant shall have the right, by appropriate proceedings, to protest or contest in good faith any assessment or reassessment of real property taxes, any special assessment, or the validity of any real property taxes or of any change in assessment or tax rate; provided, however, that prior to any such challenge Tenant must either (a) pay the taxes alleged to be due in their entirety and seek a


                                      12.

refund from the appropriate authority, or (b) post bond in an amount sufficient to insure full payment of the real property taxes. In any event, upon a final determination with respect to such contest or protest, Tenant shall promptly pay all sums found to be due with respect thereto. In any such protest or contest, Tenant may act in its own name, and at the request of Tenant, Landlord shall cooperate with Tenant in any way Tenant may reasonably require in connection with such contest or protest, including signing such documents as Tenant reasonably shall request, provided that such cooperation shall be at no expense to Landlord and shall not require Landlord to attend any appeal or other hearing. Any such contest or protest shall be at Tenant's sole expense, and if any penalties, interest or late charges become payable with respect to the real property taxes as a result of such contest or protest, Tenant shall pay the same.

                  (c) REFUNDS. If Tenant obtains a refund as the result of Tenant's protest or contest and subject to Tenant's obligation to pay Landlord's costs (if any) associated therewith, Tenant shall be entitled to such refund to the extent it relates to the Premises during the Lease Term.

                  (d) OTHER TAXES. If at any time during the Lease Term under the laws of the United States Government, state, county or city, or any political subdivision thereof in which the Premises are situated, a tax or excise on rent or any other tax however described is levied or assessed by any such political body against Landlord on account of rentals payable to Landlord hereunder, such tax or excise shall be considered "REAL PROPERTY TAXES" for the purposes of this Section 6.2, excluding, however, from such tax or excise any amount assessed against Landlord as state or federal income tax.

                  (e) TAX AND INSURANCE ESCROWS. To the extent required by any lender of Landlord, Tenant shall timely pay all tax and insurance impound payments due on the Premises.

7.       OPERATING EXPENSES.

         7.1 PAYMENT OF OPERATING EXPENSES.

                  (a) TENANT'S OPERATING COST SHARE.

                           (i) Commencing on the Phase 1 Rent Commencement Date
through the date of Building 2 Substantial Completion, Tenant shall pay to Landlord, at the time and in the manner hereinafter set forth, as additional rental: (i) an amount equal to one hundred percent (100%) of the Operating Expenses defined in Section 7.2 applicable to the Buildings (excluding any construction or construction-related costs or capital improvement costs for Building 2) ("TENANT'S BUILDING 1 OPERATING COST SHARE"), and (ii) an amount equal to 100% of the Operating Expenses attributable to the all Exterior Common Areas ("TENANT'S EXTERIOR COMMON AREA OPERATING COST SHARE").

                           (ii) Commencing on the date of Building 2 Substantial
Completion, Tenant shall pay to Landlord, at the time and in the manner hereinafter set forth, as additional rental: (i) an amount equal to one hundred percent (100%) of the Operating Expenses defined in Section 7.2 applicable to Building 1, (ii) an amount equal to forty-nine and three hundredths percent (49.03%) of the Operating Expenses applicable to Building 2 ("TENANT'S BUILDING 2 OPERATING COST SHARE"), and (iii) Tenant's Exterior Common Area Operating Cost Share shall


                                      13.

be reduced to an amount equal to seventy-three and three tenths percent (73.30%) of the Operating Expenses attributable to the Common Areas.

                           (iii) In the event Tenant exercises the Phase 2B
Expansion Option, commencing on the Phase 2B Rent Commencement Date, Tenant's Building 2 Operating Cost Share shall be increased to 100% of the Operating Costs attributable to Building 2, and Tenant's Exterior Common Area Operating Cost Share shall be increased to 100% of the Operating Expenses attributable to the all Exterior Common Areas.

                           (iv) The term "TENANT'S OPERATING COST SHARE" shall
refer collectively to Tenant's Building 1 Operating Cost Share, Tenant's Exterior Common Area Operating Cost Share and Tenant's Building 2 Operating Cost Share, as they may be in effect from time to time.

                  (b) ADJUSTMENT OF SHARE FOLLOWING CHANGE SIZE OF PREMISES. If at any time the size of the Premises changes, then Tenant's Operating Cost Share for the Building in which the change has occurred shall be adjusted to be equal to the percentage determined by dividing the gross square footage of the Premises in such Building as they exist from time to time by the gross square footage of the relevant Building, and the Tenant's Exterior Common Area Operating Cost Share shall be equitably adjusted accordingly.

         7.2 DEFINITION OF OPERATING EXPENSES.

                  (a) INCLUSIONS. Subject to the exclusions and provisions hereinafter contained, the term "OPERATING EXPENSES" shall mean the total costs and expenses incurred by Landlord or Tenant for operation and maintenance of the Buildings and the Property, including, without limitation, costs and expenses of
(i) insurance premiums for insurance carried by Landlord pursuant to Section
12.1 (which may include, at Landlord's option, flood, earthquake or environmental remediation insurance), insurance deductibles, provided that any increase in premiums for flood, earthquake or environmental remediation coverage which is in excess of twenty five percent of the previous years' premium shall not be included in Operating Expenses; (ii) the operation, repair and maintenance of the Building Shells and Common Areas in a first class condition including but not limited to sidewalks, parking areas, curbs, roads, driveways, lighting standards, landscaping, sewers, water, gas and electrical distribution systems and facilities, drainage facilities, and all signs, both illuminated and non-illuminated that are now or hereafter in the Buildings and on the Property;
(iii) all Common Area utilities and services not separately metered to Tenant;
(iv) real and personal property taxes and assessments or substitutes therefor levied or assessed against the Property or any part thereof, including (but not limited to) any possessory interest, use, business, license or other taxes or fees, any taxes imposed directly on rents or services, any assessments or charges for police or fire protection, housing, transit, open space, street or sidewalk construction or maintenance or other similar services from time to time by any governmental or quasi-governmental entity, and any other new taxes on landlords in addition to taxes now in effect; (v) supplies, equipment, utilities and tools used in the operation and maintenance of the Property; (vi) capital improvements to the Property, the Improvements or the Buildings including, without limitation, all structural, roof, HVAC (defined as heating, ventilation, and air conditioning equipment and fixtures related thereto) serving the Common Areas, plumbing and electrical systems costing Seventy-five Thousand dollars ($75,000) or less,


                                      14.

provided that the cost of all other capital improvements shall be amortized over the useful life of any such capital improvement (calculated in accordance with GAAP) and included in Operating Expenses; (vii) property management fees; (viii) market rate lease costs for equipment, and (ix) any other costs (including, but not limited to, any parking or utilities fees or surcharges) allocable to or paid by Landlord, as owner of the Property, Buildings or Improvements, pursuant to any applicable laws, ordinances, regulations or orders of any governmental or quasi-governmental authority or pursuant to the terms of any declaration of covenants, conditions and restrictions now or hereafter affecting the Property or any other property over which Tenant has non-exclusive use rights as contemplated in Section 1.1(b) hereof.

                  (b) EXCLUSIONS. Notwithstanding anything to the contrary contained in this Lease, the following shall not be included within Operating
Expenses:

                           (i) Leasing commissions, attorneys' fees, costs,
disbursements, and other expenses incurred in connection with negotiations or disputes with tenants, or in connection with leasing, renovating or improving space for tenants or other occupants or prospective tenants or other occupants of the Property;

                           (ii) The cost of any service sold to any tenant
(including Tenant) or other occupant for which Landlord is entitled to be reimbursed as an additional charge or rental over and above the basic rent and operating expenses payable under the lease with that tenant;

                           (iii) Any depreciation on the Buildings or on any
other improvements on the Property;

                           (iv) Expenses in connection with services or other
benefits of a type that are not offered or made available to Tenant but that are provided to another tenant of the Property or of any other property owned by Landlord;

                           (v) Costs incurred due to Landlord's violation of any
terms or conditions of this Lease or of any other lease relating to the Buildings or to any other portion of the Property;

                           (vi) Overhead profit increments paid to any
subsidiary or affiliate of Landlord for services other than management on or to the Property, or for supplies or other materials to the extent that the cost of the services, supplies or materials exceeds the cost that would have been paid had the services, supplies or materials been provided by unaffiliated parties on a competitive basis;

                           (vii) All interest, loan fees and other carrying
costs related to any mortgage or deed of trust, and all rental and other amounts payable under any ground or underlying lease, or above market lease payments under any lease for any equipment ordinarily considered to be of a capital nature (except janitorial equipment which is not affixed to the Buildings and/or equipment the costs of which, if purchased, would be considered an amortizable Operating Expense under the provisions above, notwithstanding the capital nature of such equipment;


                                      15.

                           (viii) Any compensation paid to clerks, attendants or
other persons in commercial concessions operated by Landlord;

                           (ix) Advertising and promotional expenditures;

                           (x) Any costs, fines or penalties incurred due to
violations by Landlord of any governmental rule or authority or of this Lease or any other lease of any portion of the Property or any other property owned by Landlord, or due to Landlord's gross negligence or willful misconduct;

                           (xi) Management fees in excess of five (5%) percent
of all other Operating Expenses, provided that no management fees shall be included within the definition of Operating Expenses in circumstances where Tenant's Security Deposit is required to be larger than an amount equal to three months Minimum Rent, subject to the Landlord's lender's right to reinstate such management fee pursuant to Section 7.7, below;

                           (xii) Costs for sculpture, paintings or other objects
of art, and for any insurance thereon or extraordinary security in connection therewith other than that provided in connection with the initial construction of the Buildings or the Common Area improvements on the Property;

                           (xiii) Wages, salaries or other compensation paid to
any executive employees above the grade of building manager;

                           (xiv) The cost of containing, removing or otherwise
remediating any contamination of the Property (including the underlying land and groundwater) by any toxic or Hazardous Materials (as defined in Section 11.4(a), below) for which Landlord is responsible under Section 11.4, below; and

                           (xv) Premiums for earthquake, environmental
remediation or flood insurance coverage other than as permitted under Section 7.2(a), above.

                           (xvi) Operating Expenses shall not include any costs
attributable to the work for which Landlord is required to pay under Article 5 or EXHIBIT C, nor any costs attributable to the initial construction of the Buildings or of Common Area improvements on the Property.

         7.3 DETERMINATION OF OPERATING EXPENSES. During the last month of each calendar year of the Term of this Lease ("LEASE YEAR"), or as soon thereafter as practical, Landlord shall provide Tenant notice of Landlord's estimate of the Operating Expenses for the ensuing Lease Year or applicable portion thereof. On or before the first day of each month during the ensuing Lease Year or applicable portion thereof, beginning on the Phase I Rent Commencement Date, Tenant shall pay to Landlord Tenant's Operating Cost Share of the portion of such estimated Operating Expenses allocable (on a pro rata basis) to such month; PROVIDED, HOWEVER, that if such notice is not given in the last month of a Lease Year, Tenant shall continue to pay on the basis of the prior year's estimate, if any, until the month after such notice is given. If at any time or times it appears to Landlord that the actual Operating Expenses will vary from Landlord's estimate by


                                      16.

more than four percent (4%), Landlord may, by notice to Tenant, revise its estimate for such year and subsequent payments by Tenant for such year shall be based upon such revised estimate.

         7.4 FINAL ACCOUNTING FOR LEASE YEAR.

                  (a) ANNUAL STATEMENT. Within ninety (90) days after the close of each Lease Year, or as soon after such 90-day period as practicable, Landlord shall deliver to Tenant a statement of Tenant's Operating Cost Share of the Operating Expenses for such Lease Year prepared by Landlord from Landlord's books and records, which statement shall be final and binding on Landlord and Tenant (except as provided in Section 7.4(b)). If on the basis of such statement Tenant owes an amount that is more or less than the estimated payments for such Lease Year previously made by Tenant, Tenant or Landlord, as the case may be, shall pay the deficiency to the other party within thirty (30) days after delivery of the statement. Failure or inability of Landlord to deliver the annual statement within such ninety (90) day period shall not impair or constitute a waiver of Tenant's obligation to pay Operating Expenses, or cause Landlord to incur any liability for damages.

                  (b) AUDIT RIGHTS. At any time within one hundred twenty (120) days after receipt of Landlord's annual statement of Operating Expenses as contemplated in Section 7.4(a), Tenant shall be entitled, upon reasonable written notice to Landlord and during normal business hours at Landlord's office or such other places as Landlord shall designate, to inspect and examine those books and records of Landlord relating to the determination of Operating Expenses for the immediately preceding Lease Year covered by such annual statement or, if Tenant so elects by written notice to Landlord, to request an independent audit of such books and records. The independent audit of the books and records shall be conducted by a certified public accountant acceptable to both Landlord and Tenant or, if the parties are unable to agree, by a certified public accountant appointed by the Presiding Judge of the County Superior Court in which the Property is located upon the application of either Landlord or Tenant (with notice to the other party). In either event, such certified public accountant shall be one who is not then employed in any capacity by Landlord or Tenant. The audit shall be limited to the determination of the amount of Operating Expenses for the subject Lease Year, and shall be based on generally accepted accounting principles and tax accounting principles, consistently applied. If it is determined, by mutual agreement of Landlord and Tenant or by independent audit, that the amount of Operating Expenses billed to or paid by Tenant for the applicable Lease Year was incorrect, then the appropriate party shall pay to the other party the deficiency or overpayment, as applicable, within thirty (30) days after the final determination of such deficiency or overpayment. All costs and expenses of the audit shall be paid by Tenant unless the audit shows that Landlord overstated Operating Expenses for the subject Lease Year by more than five percent (5%), in which case Landlord shall pay all costs and expenses of the audit. Each party agrees to maintain the confidentiality of the findings of any such audit.

         7.5 PRORATION. If the Rent Commencement Date for Phase I, Phase 2A or 2B falls on a day other than the first day of a Lease Year or if this Lease terminates on a day other than the last day of a Lease Year, then the amount of Operating Expenses payable by Tenant with respect to such first or last partial Lease Year shall be prorated on the basis which the number of days during such Lease Year in which this Lease is in effect bears to 365. The termination of this


                                      17.

Lease shall not affect the obligations of Landlord and Tenant pursuant to
Section 7.4 to be performed after such termination.

         7.6 RESERVE ACCOUNT. Tenant shall each month, commencing on the Phase 1 Rent Commencement Date and on the first day of each calendar month thereafter of the Lease term, deposit into a segregated, interest bearing bank account in a federally insured bank or savings institute an amount equal to one percent (1%) of the monthly rent due for that month, to provide for future replacements to improvements and fixtures within the Premises (the "RESERVE ACCOUNT"); provided that if at any time the amount held in the Reserve Account is equal to the product of thirty six months times the amount of the monthly contribution, Tenant's obligation to make additional deposits shall be temporarily suspended. Tenant's obligation to make such deposits shall resume at such time as the amount in the Reserve Account drops below such amount. The Reserve Account shall remain the property of Tenant, but disbursements from the Reserve Account shall be made only by joint check executed by Landlord and Tenant upon the mutual consent of Landlord and Tenant, which consent shall not be unreasonably withheld, delayed or conditioned. Landlord shall, within ten (10) days after receipt of a written request, either sign any such check or convey in writing to Tenant any objections to signing the check, and shall thereafter diligently work with Tenant to resolve any differences with regard to the disbursement. Notwithstanding the foregoing, if Tenant, pursuant to the Lease, is required to make certain repairs, improvements, or replacements to the Premises or Common Area but fails to do so within the time allowed hereunder (subject to any applicable cure period), then Landlord, as provided under the Lease, may make such repairs, improvements, or replacements, and may disburse funds from the Reserve Account, without Tenant's consent or signature on the disbursement check(s), to pay for the cost of the repairs, improvements, or replacements. Any amount in the Reserve Account remaining at the expiration of the Lease shall remain the property of Tenant.

         7.7 PROPERTY MANAGEMENT FEE. Tenant shall pay to Landlord, as an Operating Expense, a monthly fee ("Management Fee") to cover costs of property management services in an amount not to exceed two and one-half percent (2 1/2%) of the Operating Expenses for the Premises, whether or not the Operating Expenses are paid or incurred by Landlord or Tenant, and whether or not Landlord incurs fees payable to any third party to provide such services and without regard to the actual costs incurred by Landlord for such services. Upon the closing of a loan providing permanent financing for the Project and the reduction in the Security Deposit to $1,375,000 pursuant to Section 18.1 hereof, the Management Fee shall be increased to five percent (5%). In the event that the lender in such financing has consented to a reduction in the Security Deposit to a sum other than $1,375,000, then the Management Fee shall be proportionately increased (i.e., by way of example only, if such lender requires that the Security Deposit not be reduced below $2,750,000 and the Security Deposit is actually reduced to such amount, then the Management Fee will be increased to three and three-fourths percent (3 3/4%)). Notwithstanding the foregoing, in the event that any lender succeeds to Landlord's interest in the Property in the event of Landlord's default in its obligations to such lender, the Management Fee shall be five percent (5%).


                                      18.

8.       UTILITIES.

         8.1 PAYMENT. Commencing with the Phase 1 Rent Commencement Date and thereafter throughout the Term of this Lease, Tenant shall pay, before delinquency, all charges for water, trash collection, gas, heat, light, electricity, power, sewer, telephone, alarm system, janitorial and other services or utilities supplied to or consumed in or with respect to the Premises, including any taxes on such services and utilities, and Tenant's Operating Cost Share of all charges for water, gas, heat, light, electricity, power, sewer, telephone, alarm system, janitorial and other services or utilities supplied to or consumed in or with respect to the Common Areas. It is the intention of the parties that to the extent feasible, all services provided to the Premises (as opposed to the Common Areas) shall be separately metered to the Premises.

         8.2 INTERRUPTION. There shall be no abatement of rent or other charges required to be paid hereunder and Landlord shall not be liable in damages or otherwise for interruption or failure of any service or utility furnished to or used with respect to the Premises because of accident, making of repairs, alterations or improvements, severe weather, difficulty or inability in obtaining services or supplies, labor difficulties or any other cause, except the gross negligence of willful misconduct of Landlord, its employees and/or agents.

9.       ALTERATIONS.

         9.1 RIGHT TO MAKE ALTERATIONS. Tenant shall make no alterations, additions or improvements to the Premises, other than interior non-structural alterations ("COSMETIC ALTERATIONS") costing less than One Hundred Thousand Dollars ($100,000) in the aggregate during any twelve (12) month period, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, delayed or conditioned, and if Tenant so requests, Landlord shall specify whether Landlord intends to require that Tenant remove such Cosmetic Alterations (or any specified portions thereof) upon expiration or termination of this Lease. Landlord's failure to respond within fifteen (15) days of Tenant's request or notice to Landlord shall be deemed Landlord's consent to allow the Cosmetic Alterations to remain with the Premises at the end of the Lease Term. Tenant shall provide to Landlord copies of any plans submitted to any governmental agency in connection with the construction of any Cosmetic Alterations, within thirty (30) days of such submittal. All alterations, additions and improvements shall be completed with due diligence in a first-class, workmanlike manner, in compliance with plans and specifications approved in writing by Landlord and in compliance with all applicable laws, ordinances, rules and regulations, and to the extent Landlord's consent is not otherwise required hereunder for such alterations, additions or improvements, Tenant shall give prompt written notice thereof to Landlord. With respect to all proposed alterations (other than Cosmetic Alterations or otherwise), Tenant shall provide Landlord with a cost estimate to perform the alterations, a set of plans and specifications for the proposed work, and a set of final "as built" plans of the work actually performed. Tenant shall cause any contractors engaged by Tenant for work in the Buildings or on the Property to maintain public liability and property damage insurance, and other customary insurance, with such terms and in such amounts as Landlord may reasonably require, naming as additional insureds Landlord and any of its partners, shareholders, property managers and lenders designated by Landlord for this purpose, and shall furnish Landlord with certificates of insurance or other evidence that such coverage is in effect. Notwithstanding any other provisions of this Section 9.1, under no circumstances shall


                                      19.

Tenant make any structural alterations or improvements, or any changes to the roof or equipment installations on the roof, or any substantial changes or alterations to the building systems, except Cosmetic Alterations, without Landlord's prior written consent (which consent shall not be unreasonably withheld, delayed or conditioned). Landlord's failure to respond within fifteen (15) days following Tenant's request shall be deemed approval. Landlord shall receive no fee for supervision, profit, overhead or general conditions, but shall be entitled to be reimbursed by Tenant for any reasonable costs incurred by Landlord in connection with its retention of third parties to assist in its review of Tenant's request for consent in connection with any alterations, additions or improvements constructed or installed by Tenant under this Lease after completion of the initial Tenant's Work for each Phase.

         9.2 TITLE TO ALTERATIONS. All alterations, additions and improvements installed in, on or about the Premises at Tenant's expense shall belong to Tenant during the Lease Term and upon expiration or earlier termination shall become part of the Property and shall become the property of Landlord, unless Landlord elects (at the time it grants consent to installation) to require Tenant to remove the same upon the termination of this Lease; PROVIDED HOWEVER, that the foregoing shall not apply to Tenant's movable furniture and equipment and trade fixtures. Tenant shall promptly repair any damage caused by its removal of any such alterations, additions and improvements, furniture, equipment or trade fixtures. Landlord shall not be entitled to require removal unless Landlord specified its intention to do so at the time of granting of Landlord's consent to the requested alterations, additions or improvements. Notwithstanding any other provisions of this Article 9, however, under no circumstances shall Tenant have any obligation to remove from the Buildings or the Property, at the expiration or termination of this Lease, any of the Tenant's Work or Base Building Work.

         9.3 TENANT FIXTURES AND PERSONAL PROPERTY. Subject to Section 9.2 and to Section 9.5, Tenant may install, remove and reinstall trade fixtures without Landlord's prior written consent, except that installation and removal of any fixtures which are affixed to the Buildings or the Property or which affect the exterior or structural portions of the Buildings or the building systems shall require Landlord's written approval, which approval shall not be unreasonably withheld, delayed or conditioned.

         9.4 NO LIENS. Tenant shall at all times keep the Premises free from all liens and claims of any contractors, subcontractors, materialmen, suppliers or any other parties employed either directly or indirectly by Tenant in construction work on the Buildings or the Property. Tenant may contest any claim of lien, but only if, prior to such contest, Tenant either (i) posts security in the amount of the claim, plus estimated costs and interest, or (ii) records a bond of a responsible corporate surety in such amount as may be required to release the lien from the Buildings and the Property no later than the thirtieth day following recordation of such lien. Tenant shall indemnify, defend and hold Landlord harmless against any and all liability, loss, damage, cost and other expenses, including, without limitation, reasonable attorneys' fees, arising out of claims of any lien for work performed or materials or supplies furnished at the request of Tenant or persons claiming under Tenant. Tenant shall at no time voluntarily place any fixture filing or otherwise grant a security interest in any alterations, additions or improvements installed in, on or about the Premises.


                                      20.

         9.5 SIGNS. Tenant shall have the sole right to display its corporate name and logo on the exterior of the Buildings. Tenant shall have the right to its proportionate share of monument signage, in proportion to the ratio between the rentable square footage in Tenant's Premises and the total rentable square footage on the Property, subject to all restrictions and requirements of applicable law and of any covenants, conditions and restrictions.

10.      MAINTENANCE AND REPAIRS.

         10.1 TENANT'S OBLIGATION FOR MAINTENANCE.

                  (a) GOOD ORDER, CONDITION AND REPAIR.

                           (i) Once Building 1 has been delivered to Tenant, in
addition to Tenant's obligation to pay Tenant's Operating Cost Share as required by Section 7.1, during any period in which Tenant leases the entire Building 1, Tenant, at its sole cost and expense, shall keep and maintain in good and sanitary order, in a first class condition and repair, such Building and every part thereof, wherever located, including, but not limited to the structural components of the Building, the roof, signs, exterior, interior, walls, ceiling, electrical system, plumbing system, telephone and communications systems of such Building, all the HVAC equipment and related mechanical systems serving such Building (for which equipment and systems Tenant shall enter into a service contract with a person or entity reasonably acceptable to Landlord), all doors, door checks, windows, plate glass, door fronts, plumbing and sewage and other utility facilities, fixtures, lighting, wall surfaces, floor surfaces and ceiling surfaces of such Building and all other interior repairs, foreseen and unforeseen, subject to Tenant's right to require Landlord to take over such maintenance and repair obligations pursuant to Section 10.1(b), below.

                           (ii) If Tenant exercises its Phase 2B Expansion
Option, upon Landlord's delivery of Building 2 to Tenant, in addition to Tenant's obligation to pay Tenant's Operating Cost Share as required by Section 7.1, during any period in which Tenant leases the entire Building 2, Tenant, at its sole cost and expense, shall keep and maintain in good and sanitary order, in a first class condition and repair, Building 2 and every part thereof, wherever located, including, but not limited to the structural components of Building 2, the roof, signs, exterior, interior, walls, ceiling, electrical system, plumbing system, telephone and communications systems of such Building, all the HVAC equipment and related mechanical systems serving such Building (for which equipment and systems Tenant shall enter into a service contract with a person or entity reasonably acceptable to Landlord), all doors, door checks, windows, plate glass, door fronts, plumbing and sewage and other utility facilities, fixtures, lighting, wall surfaces, floor surfaces and ceiling surfaces of such Building and all other interior repairs, foreseen and unforeseen, subject to Tenant's right to require Landlord to take over such maintenance and repair obligations pursuant to Section 10.1(b), below.

                           (iii) During any period in which Tenant leases all of
both Buildings 1 and 2, Tenant shall keep and maintain in good and sanitary order, in a first class condition and repair all Common Areas and every part thereof, subject to Tenant's right to require Landlord to take over such maintenance and repair obligations pursuant to Section 10.1(b), below.


                                      21.

                           (iv) In the event Tenant shall fail to exercise its
Phase 2B Expansion Option by the date described in Section 1.2(a), and during any period during the Lease Term in which Tenant leases less than an entire Building, Tenant's repair and maintenance obligation shall be limited to (i) the repair and maintenance of the interior of the Premises (being defined as the floor surfaces, ceiling, interior wall surfaces, electrical, plumbing, HVAC equipment exclusively serving the Premises and telephone and communications systems within such interior), and (ii) the payment of Tenant's Operating Cost Share, as required by Section 7.1.

                  (b) TENANT'S OPTION TO REQUIRE LANDLORD TO MAINTAIN AND REPAIR BOTH BUILDINGS AND COMMON AREAS. During any period in which Tenant leases all of both Building 1 and Building 2, Tenant may, at its option, to be exercised by written notice to Landlord, require Landlord to take over the maintenance and repair of both Building 1 and Building 2 and all Common Areas, in which event Tenant's repair and maintenance obligation shall be limited to (i) the repair and maintenance of the interior of the Premises (being defined as the floor surfaces, ceiling, interior wall surfaces, electrical, plumbing, HVAC equipment exclusively serving the Premises, telephone and communications systems within such interior), and (ii) the payment of Tenant's Operating Cost Share, as required by Section 7.1. Additionally, Operating Expenses shall under those circumstances include the actual costs to Landlord of any third party property management firm engaged by Landlord to manage the Buildings, up to a maximum amount equal to five percent (5%) of Operating Expenses.

                  (c) LANDLORD'S REMEDY. If Tenant, after notice from Landlord, fails to make or perform promptly any repairs or maintenance which are the obligation of Tenant hereunder, Landlord shall have the right, but shall not be required, to enter the Buildings and make the repairs or perform the maintenance necessary to restore the Buildings to good and sanitary order, in a first class condition and repair. In such case, immediately on demand from Landlord, the cost of such repairs shall be due and payable by Tenant to Landlord.

                  (d) CONDITION UPON SURRENDER. At the expiration or sooner termination of this Lease, Tenant shall surrender the Premises, including any additions, alterations and improvements thereto, broom clean, in good and sanitary order, in a first class condition and repair, free from Hazardous Materials caused to be present by Tenant, its agents or invitees (it being understood and agreed that Tenant shall have no responsibility for Hazardous Materials that have migrated onto the Property through the air, water or soils), ordinary wear and tear excepted, and delivered free of radioactive licenses or other restrictions on use, first, however, removing all goods and effects of Tenant and all fixtures and items required to be removed or specified to be removed at Landlord's election pursuant to this Lease, and repairing any damage caused by such removal. Tenant expressly waives any and all interest in any personal property and trade fixtures not removed from the Premises by Tenant at the expiration or termination of this Lease, agrees that any such personal property and trade fixtures may, at Landlord's election, be deemed to have been abandoned by Tenant, and authorizes Landlord (at its election and without prejudice to any other remedies under this Lease or under applicable law) to remove and either retain, store or dispose of such property at Tenant's cost and expense, and Tenant waives all claims against Landlord for any damages resulting from any such removal, storage, retention or disposal.

         10.2 LANDLORD'S OBLIGATION FOR MAINTENANCE.


                                      22.

                  (a) GOOD ORDER, CONDITION AND REPAIR. In the event that either
(i) Tenant shall have elected not to exercise the Phase 2B Expansion Option by the date described in Section 1.2(a), or (ii) Tenant shall have exercised its option to require Landlord to take over maintenance and repair of both the Buildings and the Common Area pursuant to Section 10.1(b), above, Landlord, at its cost and expense, but subject to Tenant's obligation to pay the Tenant's Operating Cost Share as required by Section 7.1, shall keep and maintain in good and sanitary order, in a first class condition and repair, all Common Areas and each such Building and every part thereof, wherever located, including, but not limited to the structural components of the Buildings, the roof, signs, exterior, interior, walls, ceiling, electrical system, plumbing system, telephone and communications systems of each such Building, all the HVAC equipment and related mechanical systems serving each such Building, all doors, door checks, windows, plate glass, door fronts, plumbing and sewage and other utility facilities, fixtures, lighting, wall surfaces, floor surfaces and ceiling surfaces of each such Building and all other interior repairs, foreseen and unforeseen, (except the interior of the Premises and the systems designated for Tenant's exclusive use required to be repaired and maintained by Tenant as required by Section 10.1(a)(iv) above).

                  (b) NO ABATEMENT. There shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Premises or Common Areas, or in or to improvements, fixtures, equipment and personal property therein.

                  (c) LANDLORDS' RIGHT OF ENTRY FOR REPAIRS. Landlord and Landlord's agents shall have the right to enter upon the Premises, or any part thereof, for the purpose of performing any repairs or maintenance Landlord is permitted to make pursuant to this Lease, and of ascertaining the condition of the Premises or whether Tenant is observing and performing Tenant's obligations hereunder, all without unreasonable interference from Tenant or Tenant's agents. Except for emergency maintenance or repairs, the right of entry contained in this Section shall be exercisable at reasonable times, at reasonable hours and on reasonable notice (which shall not be less than twenty-four (24) hours.

11.      USE OF PROPERTY.

         11.1 PERMITTED USE. Subject to Sections 11.3, and 11.4 hereof, Tenant shall use the Premises solely for an office and laboratory research and development facility, including (but not limited to) storage and use of small laboratory animals, and other lawful purposes reasonably related to or incidental to such specified uses (subject in each case to receipt of all necessary approvals from the City and County in which the Property is located and other governmental agencies having jurisdiction over the Buildings and uses therein), and for no other purpose.

         11.2 NO NUISANCE. Tenant shall not use the Premises for or carry on or permit upon the Premises or any part thereof any offensive, noisy or dangerous trade, business, manufacture, occupation, odor or fumes, or any nuisance or anything against public policy, nor commit or allow to be committed any waste in, on or about the Premises. Tenant shall not do or permit anything to be done in or about the Premises, nor bring nor keep anything therein, which will in any way cause the Premises to be uninsurable with respect to the insurance required by this


                                      23.

Lease or with respect to standard fire and extended coverage insurance with vandalism, malicious mischief and riot endorsements.

         11.3 COMPLIANCE WITH LAWS. Tenant shall not use the Premises or permit the Premises to be used in whole or in part for any purpose or use that is in violation of any applicable laws, ordinances, regulations or rules of any governmental agency or public authority. Tenant shall keep the Premises equipped with all safety appliances required by law, ordinance or insurance on the Premises, or any order or regulation of any public authority, because of Tenant's particular use of the Premises. Tenant shall procure at its costs all licenses and permits required for Tenant's use of the Premises. Tenant shall use the Premises in strict accordance with all applicable ordinances, rules, laws and regulations and shall comply, at its expense, with all requirements of all governmental authorities now in force or which may hereafter be in force pertaining to the use of the Premises by Tenant, including, without limitation, regulations applicable to noise, water, soil and air pollution, and making such structural and nonstructural alterations and additions thereto as may be required from time to time by such laws, ordinances, rules, regulations and requirements of governmental authorities or insurers of the Premises (collectively, "REQUIREMENTS") because of Tenant's construction of improvements in or other particular use of the Premises. The judgment of any court, or the admission by Tenant in any proceeding against Tenant, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement shall be conclusive of such violation as between Landlord and Tenant.

         11.4 ENVIRONMENTAL MATTERS.

                  (a) DEFINITION OF HAZARDOUS MATERIALS. For purposes of this Lease, "HAZARDOUS MATERIALS" shall mean the substances included within the definitions of the term "hazardous substance" under (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. ss.ss. 9601 et seq., and the regulations promulgated thereunder, as amended, (ii) the California Carpenter-Presley-Tanner Hazardous Substance Account Act, California Health & Safety Code ss.ss. 25300 et seq., and regulations promulgated thereunder, as amended, (iii) the Hazardous Materials Release Response Plans and Inventory Act, California Heath & Safety Code ss.ss. 2-5500 et seq., and regulations promulgated thereunder, as amended, and (iv) petroleum; "HAZARDOUS WASTE" shall mean (i) any waste listed as or meeting the identified characteristics of a "hazardous waste" under the Resource Conservation and Recovery Act of 1976, 42 U.S.C. ss.ss. 6901 et seq., and regulations promulgated pursuant thereto, as amended (collectively, "RCRA"),
(ii) any waste meeting the identified characteristics of "hazardous waste," "extremely hazardous waste" or "restricted hazardous waste" under the California Hazardous Waste Control Law, California Health & Safety Code ss.ss. 25 100 et seq., and regulations promulgated pursuant thereto, as amended (collectively, the "CHWCL"), and/or (iii) any waste meeting the identified characteristics of "medical waste" under California Health & Safety Code ss.ss. 25015-25027.8, and regulations promulgated thereunder, as amended; and "HAZARDOUS WASTE FACILITY" shall mean a hazardous waste facility as defined under the CHWCL.

                  (b) TENANT'S OBLIGATIONS RE: HAZARDOUS SUBSTANCES.


                                      24.

                           (i) Tenant shall not cause or permit any Hazardous
Material or hazardous waste to be brought upon, kept, stored or used in or about the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld, delayed or conditioned, except that Tenant, in connection with its permitted use of the Premises as provided in Section 11.1, may keep, store and use materials that constitute Hazardous Materials which are customary for such permitted use, PROVIDED such Hazardous Materials are kept, stored and used in quantities which are customary for such permitted use and are kept, stored and used in full compliance with clauses (ii) and (iii) immediately below.

                           (ii) Tenant shall comply with all applicable laws,
rules, regulations, orders, permits, licenses and operating plans of any governmental authority with respect to the receipt, use, handling, generation, transportation, storage, treatment and/or disposal of Hazardous Materials or wastes by Tenant or its agents or employees.

                           (iii) Tenant shall not (A) operate on or about the
Premises any facility required to be permitted or licensed as a hazardous waste facility or for which interim status as such is required, nor (B) store any hazardous wastes on or about the Premises for ninety (90) days or more, nor (C) conduct any other activities on or about the Premises that could result in the Premises being deemed to be a "hazardous waste facility" (including, but not limited to, any storage or treatment of Hazardous Materials or hazardous wastes which could have such a result).

                           (iv) Tenant shall comply with all applicable laws,
rules, regulations, orders and permits relating to underground storage tanks installed by Tenant or its agents or employees or at the request of Tenant (including any installation, monitoring, maintenance, closure and/or removal of such tanks) as such tanks are defined in California Health & Safety Code ss. 25281(x), including, without limitation, complying with California Health & Safety Code ss.ss. 25280-25299.7 and the regulations promulgated thereunder, as amended. Upon request by Landlord, Tenant shall furnish to Landlord copies of all registrations and permits issued to or held by Tenant from time to time for any and all underground storage tanks located on or under the Property. Notwithstanding the foregoing, Tenant shall not install any underground storage tanks at the Property without Landlord's prior written consent, which Landlord may withhold in its reasonable discretion.

                           (v) Tenant shall not keep any trash, garbage, waste
or other refuse on the Premises except in sanitary containers and shall regularly and frequently remove the same from the Premises. Tenant shall keep all incinerators, containers or other equipment used for the storage or disposal of such matter in a clean and sanitary condition. Tenant shall properly dispose of all sanitary sewage and shall not use the sewage disposal system of the Buildings for the disposal of anything except as permitted by any governmental entity.

                           (vi) At reasonable times and upon reasonable prior
notice, prior to the expiration or earlier termination of the Lease Term, Landlord shall have the right to conduct (a) an annual hazardous waste investigation of the Premises and (b) if Landlord has reasonable cause to believe that any contamination exists on, in, under, or around the Buildings or the Premises, such other tests of the Premises and the Buildings as Landlord may deem necessary or desirable to demonstrate whether contamination has occurred as a result of Tenant's use of the


                                      25.

Premises. Tenant shall be solely responsible for and shall defend, indemnify and hold the Landlord, its agents and contractors harmless from and against any and all claims, demands or actions, arising out of or in connection with any removal, clean up, restoration and materials required hereunder to return the Premises and any other property of whatever nature to their condition existing prior to the time of any such contamination caused by Tenant, its employees or agents. Landlord shall pay for the cost of the annual investigation and other tests of the Premises, unless it has been determined that Tenant, its employees or agents have caused contamination of the Premises with Hazardous Materials, in which case Tenant shall bear such costs. Tenant shall pay the reasonable costs required to perform or conduct any closure study, exit audit or similar investigation required by then applicable laws.

                           (vii) Tenant shall surrender the Premises at the
expiration or earlier termination of this Lease free of any Hazardous Materials caused to be present by Tenant, its employees or agents and free and clear of all judgments, liens or encumbrances relating thereto and, at its own cost and expense, shall repair all damage and clean up or perform any remedial action necessary relating to any Hazardous Materials caused to be present by Tenant, its employees or agents. Tenant, at its sole cost and expense, shall, following Landlord's request, remove any alterations or improvements that may be contaminated or contain Hazardous Materials caused to be present by Tenant, its employees or agents.

                  (c) TENANT'S INDEMNITY. Tenant shall indemnify, defend and hold Landlord harmless from and against any and all claims, losses (including, but not limited to, loss of rental income and diminution in value), damages, liabilities, costs, legal fees and expenses of any sort arising out of or relating to (A) any failure by Tenant to comply with any provisions of this
Section 11.4, or (B) any receipt, use handling, generation, transportation, storage, treatment, release and/or disposal of any Hazardous Material or waste or any radioactive material or radiation on or about the Premises as a proximate result of Tenant's use of the Premises or as a result of any intentional or negligent acts or omissions of Tenant or of any agent, employee, vendor or invitee of Tenant.

                  (d) SURVIVAL. The provisions of this Section 11.4 shall survive the termination of this Lease.

12.      INSURANCE AND INDEMNITY.

         12.1 LANDLORD'S INSURANCE. During the Lease Term, Landlord shall keep and maintain, or cause to be kept and maintained, as part of Operating Expenses, a policy or policies of insurance on the Buildings insuring the same against loss or damage by the following risks: fire and extended coverage, vandalism, malicious mischief, sprinkler leakage (if sprinklers are required in the Buildings under applicable building code provisions, or are installed by Tenant in the absence of such requirement) in amounts not less than ninety percent (90%) of Full Replacement Value of the Buildings, (including both the Base Building Work and the Tenant Improvements), or the amount of such insurance Landlord's lender requires Landlord to maintain. The term "Full Replacement Value" shall mean actual replacement cost, including changes required by new building codes or ordinances (exclusive of the cost of excavation, foundations and footings). Such insurance shall show, as a loss payee in respect of the Premises, Landlord, Tenant and any ground lessor or mortgagee of Landlord required to be named pursuant


                                      26.

to its mortgage documents, as their interests may appear. Landlord, subject to availability thereof and, as part of Operating Expenses, shall further insure as Landlord deems appropriate coverage against flood, earthquake, environmental remediation, loss or failure of building equipment, rental loss for a period of eighteen (18) months for periods of repair or rebuild, workmen's compensation insurance and fidelity bonds for employees employed to perform services. Notwithstanding the foregoing, Landlord may, but shall not be deemed required to, provide insurance as to any improvements installed by Tenant or which are in addition to the Tenant Improvements, provided that such coverage does not duplicate coverages maintained by Tenant. Landlord, as part of the Operating Expenses, shall further carry General Liability with General Aggregate Amount & Per Occurrence Limit insurance with a single loss limit of not less than Five Million Dollars ($5,000,000) for death or bodily injury, or property damage with respect to the Property.

         12.2 TENANT'S INSURANCE.

                  (a) COMMERCIAL GENERAL LIABILITY INSURANCE. During the Lease Term, Tenant shall keep and maintain, or cause to be kept and maintained, at Tenant's sole cost and expense, a policy or policies of Commercial General Liability insurance, showing, as an additional insured in respect of the Premises, Landlord, Tenant, any management company retained by Landlord to manage the Premises, any ground lessor and any lender of Landlord required to be named pursuant to its loan documents. Such policy shall insure against any and all claims, demands or actions for injuries to persons, loss of life and damage to property occurring upon, in or about the Premises (including coverage for liability caused by independent contractors of Tenant or subtenants of Tenant working in or about the Premises), with minimum coverage in an amount not less than a Five Million Dollars ($5,000,000) combined single limit with respect to all bodily injury, death or property damage in any one accident or occurrence. In the event of a claim, action or demand relating to the Premises, the amount of any deductible or self-insured retention and/or any award in excess of the policy limits shall be the sole responsibility of Tenant.

                  (b) TENANT'S RISK. Tenant assumes the risk of damage to any fixtures, goods, inventory, merchandise and equipment, and Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom relative to such damage except as more particularly heretofore set forth within this Lease. Tenant at Tenant's cost may carry such insurance as Tenant desires for Tenant's protection with respect to personal property of Tenant, business interruption or other coverages.

                  (c) OTHER INSURANCE. In addition to all other insurance required to be carried by Tenant hereunder, Tenant, throughout the Lease Term, shall provide and keep in force at Tenant's sole cost and expense the following:

                           (i) Workman's Compensation insurance to the full
extent required under the laws of the State of California;

                           (ii) Insurance on Tenant's equipment, personal
property and other contents in, on or about the Premises insuring against loss or damage by all risks covered by


                                      27.

"special form" coverage, in amounts equal to ninety percent (90%) of their full replacement value;

                           (iii) During the period of construction of the
Tenant's Work as described under Section 5.1 and Exhibit C and any other construction by Tenant, Builder's All Risk Insurance with Completed Operations Coverage, in such amounts and with such deductibles and other terms as Landlord and/or the construction lender may reasonably require; and

                           (iv) Other nonduplicative insurance required by
Landlord, in types and amounts consistent with commercially reasonable practice.

         12.3 INSURERS; PRIMARY INSURANCE. All policies of insurance provided for herein shall be on an occurrence basis and shall be issued by insurance companies with a general policy holder's rating of not less than A- and a financial rating of not less than Class XV as rated in the most current available "Best's" Insurance Reports. Such insurance companies shall be qualified to do business in the State of California. All such policies carried by Tenant shall name Landlord, any ground lessor and any lender (or its successors and assigns) as additional insureds, and shall be for the mutual and joint benefit and protection of Landlord, Tenant, any ground lessor and Landlord's first mortgagee or beneficiary. All public liability and property damage policies carried by Tenant shall contain a provision that Landlord, although named as an insured, nevertheless shall be entitled to recovery under said policies for any loss occasioned to it, its servants, agents and employees by reason of the negligence of Tenant. As often as any such policy shall expire or terminate, renewal or additional policies shall be procured and maintained by Tenant in like manner and to like extent. All policies of insurance must contain a provision that the company writing said policy will give to Landlord thirty (30) days notice in writing in advance of any cancellation or lapse. All public liability, property damage and other casualty policies carried by Tenant shall be written as primary policies, not contributing with and not in excess of coverage which Landlord may carry. Tenant shall, upon request from Landlord from time to time, immediately deliver to Landlord copies of all insurance policies (including the declarations pages) in effect with respect to the Premises. All liability policies shall contain endorsements for cross-liability, fire, legal liability, broad form contractual liability, employer's automobile non-ownership, products completed operation coverage and dram shop liability, as applicable.

         12.4 BLANKET POLICY. Notwithstanding anything to the contrary contained within this Section 12, Tenant's obligations to carry the insurance provided for herein may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Tenant; provided, however, that Landlord, any ground lessor and any lender shall be named as an additional insured thereunder as their interests appear, the coverage afforded Landlord will not be reduced or diminished by reason of the use of such blanket policy of insurance, and the requirements set forth herein are otherwise satisfied.

         12.5 DEDUCTIBLES. The deductible amounts, if any, with respect to all insurance, which Tenant is required to maintain hereunder, shall not exceed Twenty Thousand Dollars ($20,000) per claim or occurrence. The amount of the deductibles, if any, within this limitation shall be a business decision by Tenant; under no circumstances shall Landlord be required to reimburse Tenant for the amount of any deductible incurred by Tenant in connection with any insured


                                      28.

event, except to the extent the event resulting in the claim was caused by Landlord's or Landlord's agents' gross negligence or willful misconduct.

         12.6 CERTIFICATES. Upon the execution and delivery of this Lease and thereafter not less than thirty (30) days prior to the expiration dates of the expiring policies theretofore maintained, Tenant shall deliver to Landlord certificates of insurance with respect to the policies of insurance required by this Lease or duplicate originals of all such policies. Landlord, upon reasonable notice, may inspect and copy any policies of insurance, and any records relating thereto kept and maintained by Tenant.

         12.7 ADJUSTMENT IN THE EVENT OF LOSS. Except as otherwise provided herein, all insurance proceeds payable with respect to any damage or destruction to the Premises (but not with respect to Tenant's personal property, it being understood that insurance proceeds allocable to Tenant's personal property shall be payable directly to Tenant) shall be payable to Landlord and Tenant, jointly, to be held in an interest bearing account. If Tenant and Landlord undertake to repair said damage in accordance with Article 15 below, the proceeds shall be made available to Tenant as to the Tenant Improvements and to Landlord as to the Base Building Work and Common Area used to fund the reconstruction. In all other events, the proceeds shall be the sole property of Landlord except otherwise expressly provided herein. Landlord shall be entitled to compromise, adjust or settle any and all claims with respect to insurance carried by it covering the Premises. Each party agrees to execute and deliver to the other party such releases, endorsements and other instruments as the other party reasonably may require in order to compromise, adjust or settle any insurance claim which such other party shall be entitled to compromise, adjust or settle pursuant to this paragraph and to enable the other party or its designee to collect such insurance proceeds as are payable in respect of such claim.

         12.8 PRORATION UPON TERMINATION. If any of the insurance required to be carried by Tenant hereunder is still in effect at the termination of this Lease, Landlord may elect to terminate such insurance, or Landlord shall reimburse Tenant for the pro rata portion of the premium paid by Tenant for such insurance based upon the number of days remaining unexpired in such insurance.

         12.9 WAIVER OF SUBROGATION. To the extent permitted by law and without affecting the coverage provided by insurance required to be maintained hereunder, Landlord and Tenant each waive any right to recover against the other with respect to (i) damage to property, (ii) damage to the Premises or any part thereof, or (iii) claims arising by reason of any of the foregoing, but only to the extent that any of the foregoing damages and claims under clauses (i)-(iii) hereof are covered, and only to the extent of such coverage, by casualty insurance actually carried by either Landlord or Tenant. This provision is intended to waive fully, and for the benefit of each party, any rights and claims which might give rise to a right of subrogation in any insurance carrier. Each party shall procure a clause or endorsement on any casualty insurance policy denying to the insurer rights of subrogation against the other party to the extent rights have been waived by the insured prior to the occurrence of injury or loss. Coverage provided by insurance maintained by Tenant shall not be limited, reduced or diminished by virtue of the subrogation waiver herein contained.


                                      29.

         12.10 INDEMNIFICATION.

                  (a) TENANT'S INDEMNIFICATION OBLIGATIONS. Tenant shall indemnify, defend, and hold Landlord and its lenders, agents, employees, directors, officers, managers, members, partners, affiliates, independent contractors, and property managers (collectively, "LANDLORD'S AGENTS" or "AGENTS") harmless from and against any and all claims, demands, liability, loss or damage, whether for injury to or death of persons or damage to real or personal property, arising out of or in connection with the Premises, Tenant's use of the Premises, any activity, work, or other thing done, permitted, or suffered by Tenant in or about the Buildings, or arising from any reason or cause whatsoever in connection with the use or occupancy of the Premises by any party during the Term of this Lease, except to the extent that the event giving rise to the claim, demand, liability, loss or damage was caused by the gross negligence or willful misconduct of Landlord or Landlord's Agents. Tenant shall further indemnify, defend, and hold Landlord and Landlord's Agents harmless against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of Tenant or any officer, agent, employee, guest, or invitee of Tenant, and from and against all costs, attorney's fees, expenses, and liabilities incurred as a result of any such claim or any action or proceeding brought thereon. In any case, action, or proceeding brought against Landlord or Landlord's Agents by reason of any such claim, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon, or about the Premises from any cause arising prior to the later of the termination of this Lease or the date Tenant has performed all obligations under Section 10.1(d) and is no longer in possession of the Premises (except for such damage or injury caused by Landlord's or Landlord's Agents' willful misconduct or gross negligence), and Tenant hereby waives all claims in respect thereof against Landlord and Landlord's Agents. Tenant's obligation to indemnify under this paragraph shall include attorney's fees, investigation costs, and other reasonable costs, expenses, and liabilities incurred by Landlord and Landlord's Agents. If the ability of Tenant to use the Premises or the Buildings is interrupted for any reason, Landlord and Landlord's Agents shall not be liable to Tenant for any loss or damages occasioned by such loss of use, except to the extent such loss or damages is caused by Landlord's or its Agents' willful misconduct or gross negligence.

                  (b) LANDLORD'S INDEMNIFICATION OBLIGATIONS. Landlord shall indemnify, defend and hold Tenant and its members, partners, shareholders, officers, directors, agents and employees harmless from any and all liability for injury to or death of any person, or loss of or damage to the property of any person, and all actions, claims, demands, costs (including, without limitation, reasonable attorneys' fees), damages or expenses of any kind arising therefrom which may be brought or made against Tenant or which Tenant may pay or incur, to the extent such liabilities or other matters arise in, on or about the Premises by reason of the gross negligence or willful misconduct or omission by Landlord or Landlord's Agents. Landlord shall further indemnify, defend, and hold Tenant and its members, partners, shareholders, officers, directors, agents and employees harmless against and from any and all claims arising from any breach or default in the performance of any obligation on Landlord's part to be performed under the terms of this Lease, and from and against all costs, attorney's fees, expenses, and liabilities incurred as a result of any such claim or any action or proceeding brought thereon. In any case, action, or proceeding brought against Tenant or its members, partners, shareholders, officers, directors,


                                      30.

agents and employees by reason of any such claim, Landlord, upon notice from Tenant, shall defend the same at Landlord's expense by counsel reasonably satisfactory to Tenant.

         12.11 LIMITATION ON LANDLORD LIABILITY. Neither Landlord nor Landlord's Agents shall be liable for loss or damage to any property by theft or otherwise, or for any injury to or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, or rain which may leak from any part of the Buildings or from the pipes, appliances, or plumbing works therein or from the roof, street, or subsurface or from any other place resulting from dampness or any other cause whatsoever, except to the extent caused by the gross negligence or willful misconduct of Landlord or Landlord's Agents. Neither Landlord nor Landlord's Agents, shall be liable for interference with or loss of business by Tenant. Tenant shall give prompt written notice to Landlord in case of fire or accidents in the Premises or in the Buildings or of defects therein or in the fixtures or equipment belonging to Landlord. If Landlord is in default of this Lease, and as a consequence, Tenant recovers a money judgment against Landlord, the judgment shall be satisfied only out of the proceeds of sale received on execution of the judgment and levy against the right, title, and interest of Landlord in the Premises, and out of rent or other income from the Premises receivable by Landlord or out of the consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title, and interest in the Premises. Landlord's Agents shall not be personally liable for any deficiency except to the extent liability is based upon willful misconduct. If Landlord is a partnership, joint venture, or limited liability company, the partners or members of such partnership or limited liability company, as the case may be, shall not be personally liable and no partner or member of Landlord (or of any affiliated entity) shall be sued or named as a party in any suit or action, or service of process be made against any partner or member of Landlord (or of any affiliated entity), except as may be necessary to secure jurisdiction of the partnership, joint venture, or limited liability company or to the extent liability is caused by willful misconduct. If Landlord is a corporation, the shareholders, directors, officers, employees, and/or agents of such corporation shall not be personally liable and no shareholder, director, officer, employee, or agent of Landlord shall be sued or named as a party in any suit or action, or service of process be made against any shareholder, director, officer, employee or agent of Landlord, except as may be necessary to secure jurisdiction of the corporation. No partner, member, shareholder, director, employee, or agent of Landlord (or of any affiliated entity) shall be required to answer or otherwise plead to any service of process and no judgment will be taken or writ of execution levied against any partner, shareholder, director, employee, or agent of Landlord.

13.      SUBLEASE AND ASSIGNMENT.

         13.1 ASSIGNMENT AND SUBLEASE OF BUILDING.

                  (a) CONSENT REQUIRED. Except in connection with a Permitted Transfer, Tenant shall neither voluntarily nor by operation of law assign, sell, encumber, pledge or otherwise transfer all or any part of Tenant's leasehold estate hereunder, or permit any other person (excepting Tenant's agents and employees) to occupy the Premises or any portion thereof, without Landlord's prior written consent, which consent shall be not be unreasonably withheld, delayed or conditioned. Consent by Landlord to one or more assignments of this Lease or to one or more sublettings of the Premises shall not constitute a waiver of Landlord's right to require


                                      31.

consent to any subsequent assignment, subletting or other transfer. If Tenant is a corporation, unincorporated association or partnership, the transfer, assignment or hypothecation of any stock or interest in such corporation, association or partnership in the aggregate in excess of twenty-five percent (25%) of all outstanding stock or interests, or liquidation thereof, shall be deemed an assignment within the meaning and provisions of this section and the sale of all or substantially all of the assets of Tenant shall be deemed an assignment within the meanings and provisions of this section. The foregoing sentence shall not apply to: (i) any corporation or partnership which is a reporting company under the Securities Exchange Act of 1934 (the "1934 Act") or (ii) a sale to an entity with a net worth, as designated in its most recent financial statement (no older than 3 months), equal to or greater than Tenant's net worth on the Effective Date. Tenant shall reimburse Landlord for all of Landlord's reasonable costs and attorneys' fees incurred in conjunction with the processing and documentation of any required consent to assignment, subletting, transfer, change of ownership or hypothecation of this Lease or Tenant's interest in and to the Premises, not to exceed one thousand dollars ($1000) per request plus reasonable out-of-pocket expenses payable to third parties. Any purported sublease or assignment of Tenant's interest in this Lease requiring but not having received Landlord's consent thereto (to the extent such consent is required hereunder) shall be void.

                  (b) PERMITTED TRANSFERS. Notwithstanding the foregoing, (i) any bona fide financing or capitalization, including a public offering of the common stock of Tenant, shall not be deemed to be an assignment hereunder; and
(ii) Tenant shall have the right to assign this Lease or sublet the Buildings, or any portion thereof, without Landlord's consent, to any Affiliate of Tenant, or to any entity which results from a merger, reorganization or consolidation with Tenant, or to any entity which acquires substantially all of the stock or assets of Tenant as a going concern (hereinafter each a "PERMITTED TRANSFER"). For purposes of the preceding sentence, an "AFFILIATE" of Tenant shall mean any entity in which Tenant owns at least a twenty five percent (25%) equity interest, any entity which owns at least a twenty five percent (25%) equity interest in Tenant and/or any entity which is related to Tenant by a chain of ownership interests involving at least twenty five percent (25%) equity interest at each level in the chain. Landlord shall have no right to terminate this Lease in connection with, and shall have no right to any sums or other economic consideration resulting from, any Permitted Transfer. The transferee under such Permitted Transfer shall be and remain subject to all of the terms and provisions of this Lease.

                  (c) CONSENT REQUIRED. Landlord's consent may be based upon a determination that the same type, class, nature and quality of business, services, management and financial soundness of ownership shall exist after the proposed assignment or subletting and, provided further, that each and every covenant, condition and obligation imposed upon Tenant by this Lease and each and every right, remedy and benefit afforded Landlord by this Lease and the underlying purpose of this Lease is not thereby impaired or diminished. The determination by Landlord as to whether consent will be granted in any specific instance may be based on, without limitation, the following factors, which shall be in Landlord's reasonable discretion: (a) whether the transferee's use of the Premises will be compatible with the provisions of this Lease; (b) the financial capacity of the transferee; (c) the business reputation of the transferee; (d) the quality and type of the business operations of the transferee; and (e) the business experience of the proposed transferee. This list of factors is not intended to be exclusive, and Landlord may rely on such other basis for judgment as may apply from time to time.


                                      32.

                  (d) PROCEDURE TO OBTAIN CONSENT. If Tenant desires at any time to assign this Lease or to sublet the Premises or any portions thereof, it first shall notify Landlord of its desire to do so and shall submit in writing to Landlord (i) the name and legal composition of the proposed subtenant or assignee; (ii) the nature of the proposed subtenant's or assignee's business to be carried on in the Premises; (iii) the terms and provisions of the proposed sublease or assignment and all transfer documents relating to the proposed transfer; and (iv) such reasonable business and financial information as Landlord may request concerning the proposed subtenant or assignee. Any request for Landlord's approval of a sublease or assignment shall be accompanied with a check in such reasonable amount as Landlord shall advise for the cost of review and preparation, including reasonable attorneys' fees, of any documents relating to such proposed transfer, not to exceed one thousand dollars ($1000) for each transfer plus reasonable out-of-pocket expenses payable to third parties. The provisions and conditions of any proposed sublease or assignment must not be inconsistent with any provision of this Lease, and must address all matters contained in this Lease. In addition, the transferee must expressly assume all of the obligations of Tenant under this Lease. Notwithstanding the assumption of the obligations of this Lease by the transferee, no subletting or assignment, even with the consent of Landlord, shall relieve Tenant of its continuing obligation to pay the rent and perform all the other obligations to be performed by Tenant hereunder. The obligations and liability of Tenant hereunder shall continue notwithstanding the fact that Landlord may accept rent and other performance from the transferee. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any assignment or subletting.

         13.2 RIGHTS OF LANDLORD: EFFECT OF LANDLORD'S CONSENT. Consent by Landlord to one or more assignments of this Lease, or to one or more sublettings of the Buildings or any portion thereof, or collection of rent by Landlord from any assignee or sublessee, shall not operate to exhaust Landlord's rights under this Article 13, nor constitute consent to any subsequent assignment or subletting. No assignment of Tenant's interest in this Lease and no sublease shall relieve Tenant of its obligations hereunder, notwithstanding any waiver or extension of time granted by Landlord to any assignee or sublessee, or the failure of Landlord to assert its rights against any assignee or sublessee, and regardless of whether Landlord's consent thereto is given or required to be given hereunder. In the event of a default by any assignee, sublessee or other successor of Tenant in the performance of any of the terms or obligations of Tenant under this Lease, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against any such assignee, sublessee or other successor.

         13.3 ADVERTISING. In no event shall Tenant display on or about the Premises any signs for the purpose of advertising the Premises for assignment, subletting or other transfer of rights.

         13.4 WRITING REQUIRED. Each Permitted Transfer, permitted assignment or sublease shall be consummated by an instrument in writing executed by the transferor and transferee in form satisfactory to Landlord. Each assignee and subtenant shall agree in writing for the benefit of the Landlord herein to assume all obligations of Tenant hereunder which are applicable to the space subject to the assignment or sublease and any associated common areas, including the payment of all amounts due or to become due under this Lease directly to the Landlord. At least one executed copy of such written instrument shall be delivered to the Landlord.


                                      33.

         13.5 TRANSFER PREMIUMS. If Tenant assigns or sublets its rights under this Lease, Tenant shall pay to Landlord as additional rent, after Tenant has recovered any relevant leasing commissions, costs of tenant improvements and other expenses of the assignment or sublease, the unamortized (over the Term of the Lease) costs of any tenant improvements consented to by Landlord paid for by Tenant prior to such Transfer, one-half (1/2) of all such excess consideration due and payable to Tenant from said assignment or sublease to the extent said consideration exceeds the rent or a pro rata portion of the rent, in the event only a portion of the Premises is sublet or assigned.

14.      RIGHT OF ENTRY AND QUIET ENJOYMENT.

         14.1 RIGHT OF ENTRY. Landlord and its authorized representatives shall have the right to enter the Buildings at any time during the Term of this Lease during normal business hours when accompanied by a representative of Tenant and upon not less than twenty-four (24) hours prior notice, except in the case of emergency (in which event no notice and no accompaniment shall be required and entry may be made at any time), for the purpose of inspecting and determining the condition of the Buildings or for any other proper purpose including, without limitation, to make repairs, replacements or improvements which Landlord may be entitled to make hereunder, to show the Buildings to prospective purchasers, lenders and investors, to show the Buildings to prospective tenants (but only during the final eighteen (18) months of the Term of this Lease), and to post notices of nonresponsibility. Landlord shall not be liable for inconvenience, annoyance, disturbance, loss of business, quiet enjoyment or other damage or loss to Tenant by reason of making any repairs or performing any work upon the Premises or by reason of erecting or maintaining any protective barricades in connection with any such work, and the obligations of Tenant under this Lease shall not thereby be affected in any manner whatsoever, PROVIDED, HOWEVER, Landlord shall use its best reasonable efforts to minimize the inconvenience to Tenant's normal business operations caused thereby.

         14.2 QUIET ENJOYMENT. Landlord covenants that Tenant, upon paying the rent and performing its obligations hereunder and subject to all the terms and conditions of this Lease, shall peacefully and quietly have, hold and enjoy the Premises throughout the Term of this Lease, or until this Lease is terminated as provided by this Lease.

15.      CASUALTY AND TAKING.

         15.1 DAMAGE OR DESTRUCTION.

                  (a) TERMINATION RIGHTS. If the Buildings, or the Common Areas necessary for Tenant's use and occupancy of the Premises, are damaged or destroyed in whole or in part under circumstances in which (i) repair and restoration is permitted under applicable governmental laws, regulations and building codes then in effect and (ii) repair and restoration reasonably can be completed within a period of one (1) year (or, in the case of an occurrence during the last year of the Term of this Lease, within a period of sixty (60)
days) following the date of the occurrence, then Landlord, as to the Base Building Work and Common Areas and the Tenant Improvements, shall commence and complete, with all due diligence and as promptly as is reasonably practicable under the conditions then existing, all such repair and restoration as may be required to return the affected portions of the Property to a condition comparable to that


                                      34.

existing immediately prior to the occurrence. In the event of damage or destruction the repair of which is not permitted under applicable governmental laws, regulations and building codes then in effect, or if such damage or destruction (despite being repaired to the extent then permitted under applicable governmental laws, regulations and building codes) would materially impair Tenant's ability to conduct its business in the Premises, then either party may terminate this Lease as of the date of the occurrence by giving written notice to the other within sixty (60) days after the date of the occurrence; if neither party timely elects such termination, or if such damage or destruction after being repaired would not materially impair Tenant's ability to conduct its business in the Premises, then this Lease shall continue in full force and effect, except that there shall be an equitable adjustment in monthly Minimum Rental and of Tenant's Operating Cost Share, based upon the extent to which Tenant's ability to conduct its business in the Premises is impaired, and Landlord shall restore the Common Areas and Base Building Work and Tenant Improvements to a complete architectural whole and to a functional condition. In the event of damage or destruction which cannot reasonably be repaired within one (1) year (or, in the case of an occurrence during the last twenty-four (24) months of the Term of this Lease, within a period of sixty (60) days) following the date of the occurrence, then either Landlord or Tenant, at its election, may terminate this Lease as of the date of the occurrence by giving written notice to the other within thirty (30) days after the date of the occurrence; if neither party timely elects such termination, then this Lease shall continue in full force and effect and Landlord shall repair and restore applicable portions of the Property in accordance with the first sentence of this Section 15.1.Landlord and Tenant agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Project with respect to termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

                  (b) LIMITATIONS ON PARTIES' OBLIGATIONS. The obligations of Landlord pursuant to Section 15.1(a) are subject to the following limitations:

                           (i) If the occurrence results from a peril which
is required to be insured pursuant to Section 12.1(c) above, the obligations of Landlord shall not exceed the amount of insurance proceeds received from insurers (or, in the case of any failure to maintain required insurance, proceeds that reasonably would have been available if the required insurance had been maintained) by reason of such occurrence, plus the amount of the permitted deductible (PROVIDED that Landlord shall be obligated to use its best efforts to recover any available proceeds from the insurance which it is required to maintain pursuant to the provisions of Article 12, and, if such proceeds (including, in the case of a failure to maintain required insurance, any proceeds that reasonably would have been available) are insufficient, either party may terminate the Lease unless the other party promptly elects and agrees, in writing, to contribute the amount of the shortfall; and

                           (ii) If the occurrence results from a peril which is
not required to be insured pursuant to Article 12 above and is not actually insured, Landlord shall be required to repair and restore the Base Building Work and Common Areas and Tenant Improvements to the extent necessary for Tenant's continued use and occupancy of the Buildings, PROVIDED that Landlord's obligation to repair and restore shall not exceed an amount equal to ten percent (10%) of the replacement cost of the Base Building Work and Common Area improvements and ten percent (10%) of the replacement cost of the Tenant Improvements; if the cost to repair and


                                      35.

restore exceeds such amount, then Landlord may terminate this Lease unless the Tenant promptly elects and agrees, in writing, to contribute the amount of the shortfall.

                  (c) ENTITLEMENT TO INSURANCE PROCEEDS. If this Lease is terminated pursuant to the foregoing provisions of this Section 15.1 following an occurrence which is a peril actually insured or required to be insured against pursuant to Article 12, Landlord and Tenant agree (and any Lender shall be asked to agree) that such insurance proceeds, after repayment of the loan, shall be allocated between Landlord and Tenant in a manner which fairly and reasonably reflects their respective ownership rights under this Lease, as of the termination or expiration of the Term of this Lease, with respect to the improvements, fixtures, equipment and other items to which such insurance proceeds are attributable.

                  (d) ABATEMENT OF RENT. From and after the date of an occurrence resulting in damage to or destruction of the Buildings or of the Common Areas necessary for Tenants use and occupancy of the Buildings, and continuing until the earlier of the date repair and restoration thereof are completed or the date on which rental loss insurance payments cease, there shall be an equitable abatement of Minimum Rental and of Tenant's Operating Cost Share of Operating Expenses based upon the degree to which Tenant's ability to conduct its business in the Buildings is impaired.

         15.2 CONDEMNATION.

                  (a) TERMINATION RIGHTS. If during the Term of this Lease the Property or Improvements or any substantial part of either, is taken by eminent domain or by reason of any public improvement or condemnation proceeding, or in any manner by exercise of the right of eminent domain (including any transfer in avoidance of an exercise of the power of eminent domain), then (i) this Lease shall terminate as to the entire affected Premises at Landlord's election by written notice given to Tenant within sixty (60) days after the taking has occurred, and (ii) this Lease shall terminate as to the entire affected Premises at Tenant's election, by written notice given to Landlord within thirty (30) days after the nature and extent of the taking have been finally determined, if the portion of the Premises taken is of such extent and nature as substantially to handicap, impede or permanently impair Tenant's use of the balance of the Premises, and (iii) this Lease shall remain in full force and effect as to the remaining portion of the Premises. If Tenant elects to terminate this Lease, as to the affected Premises, Tenant shall also notify Landlord of the date of termination, which date shall not be earlier than thirty (30) days nor later than ninety (90) days after Tenant has notified Landlord of Tenant's election to terminate, except that this Lease shall terminate on the date of taking if such date falls on any date before the date of termination designated by Tenant. If neither party elects to terminate this Lease as hereinabove provided, this Lease shall continue in full force and effect (except that there shall be an equitable abatement of Minimum Rental and of Tenant's Operating Cost Share of Operating Expenses based upon the degree to which Tenant's ability to conduct its business in the Premises is impaired), Landlord shall restore the Base Building Work and Common Area and Tenant Improvements to a complete architectural whole and a functional condition and as nearly as reasonably possible to the condition existing before the taking. In connection with any such restoration, Landlord shall use its best efforts (including, without limitation, any necessary negotiation or intercession with its lender, if any) to ensure that any severance damages or other condemnation awards intended to provide compensation for rebuilding or restoration costs are


                                      36.

promptly collected and made available to Tenant and Landlord subject only, to such payment controls as either party or its lender may reasonably require in order to ensure the proper application of such proceeds toward the restoration of the Improvements. Each party waives the provisions of Code of Civil Procedure Section 1265.130, allowing either party to petition the Superior Court to terminate this Lease in the event of a partial condemnation of the Buildings or Property.

                  (b) LIMITATIONS ON PARTIES' OBLIGATIONS. The obligations of Landlord pursuant to Section 15.2(a) are subject to the following limitations:

                           (i) Landlord's obligation to repair and restore shall
not exceed, net of any condemnation awards or other proceeds available for and allocable to such restoration as contemplated in Section 15.2(a), an amount equal to ten percent (10%) of the replacement cost of the Base Building Work and Common Area improvements and an amount equal to ten percent (10%) of the replacement cost of the Tenant Improvements; if the replacement cost exceeds such amount, then Landlord may terminate this Lease unless Tenant promptly elects and agrees, in writing, to contribute the amount of the shortfall; and

                           (ii) If this Lease is terminated pursuant to the
foregoing provisions of this Section 15.2, or if this Lease remains in effect but any condemnation awards or other proceeds become available as compensation for the loss or destruction of any of the Improvements, then Landlord and Tenant agree (and any Property lender shall be asked to agree) that such proceeds shall be allocated between Landlord and Tenant, respectively, in the respective proportions in which Landlord and Tenant would have shared, under Section 15.1(c), the proceeds of any insurance proceeds following loss or destruction of the applicable Improvements by an insured casualty.

         15.3 RESERVATION OF COMPENSATION. Landlord reserves, and Tenant waives and assigns to Landlord, all rights to any award or compensation for damage to the Improvements and the Property, but not the leasehold estate created hereby, accruing by reason of any taking in any public improvement, condemnation or eminent domain proceeding or in any other manner by exercise of the right of eminent domain or of anything lawfully done by public authority, except that (a) Tenant shall be entitled to any and all compensation or damages expressly awarded to Tenant on account of Tenant's loss of the leasehold estate and Tenant's moving expenses, trade fixtures and equipment and any leasehold improvements installed by Tenant in the Buildings at its own sole expense, but only to the extent Tenant would have been entitled to remove such items at the expiration of the Term of this Lease and then only to the extent of the then remaining unamortized value of such improvements computed on a straight-line basis over the Term of this Lease, and (b) any condemnation awards or proceeds described in Section 15.2(b)(ii) shall be allocated and disbursed in accordance with the provisions of Section 15.2(b)(ii), notwithstanding any contrary provisions of this Section 15.3.

         15.4 RESTORATION OF IMPROVEMENTS. In connection with any repair or restoration of Improvements following a casualty or taking as hereinabove set forth, the party responsible for such repair or restoration shall, to the extent possible, return such Improvements to a condition substantially equal to that which existed immediately prior to the casualty or taking. To the extent such party wishes to make material modifications to such Improvements, such


                                      37.

modifications shall be subject to the prior written approval of the other party (not to be unreasonably withheld, delayed or conditioned), except that no such approval shall be required for modifications that are required by applicable governmental authorities as a condition of the repair or restoration, unless such required modifications would substantially impair or impede Tenant's conduct of its business in the Buildings (in which case any such modifications in Base Building Work shall require Tenant's consent, not unreasonably withheld, delayed or conditioned) or would materially affect the exterior appearance, the structural integrity or the mechanical or other operating systems of the Buildings (in which case any such modifications shall require Tenant's consent, not to be unreasonably withheld, delayed or conditioned).

16.      DEFAULT.

         16.1 EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an event of default on the part of Tenant:

                  (a) NONPAYMENT. Failure to pay, when due, any amount payable to Landlord hereunder, such failure continuing for a period of five (5) business days after written notice of such failure;

                  (b) OTHER OBLIGATIONS. Failure to perform any obligation, agreement or covenant under this Lease other than those matters specified in subsection (a) hereof, such failure continuing for thirty (30) days after written notice of such failure; PROVIDED, HOWEVER, that if such failure is curable in nature but cannot reasonably be cured within such 30-day period, then Tenant shall not be in default if, and so long as, Tenant promptly (and in all events within such 30-day period) commences such cure and thereafter diligently pursues such cure to completion; and PROVIDED FURTHER HOWEVER, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 et seq., as amended from time to time. Notwithstanding the foregoing, if any such failure on the part of Tenant affects or threatens to affect the health or safety of others, or would result in the destruction of property, Tenant shall immediately begin to cure and shall use its diligent and best efforts in pursuing said cure to completion (it being understood and agreed that Landlord shall not be entitled to exercise any remedy to terminate this Lease unless and until such failure shall have continued for thirty (30) days after written notice of such failure);

                  (c) GENERAL ASSIGNMENT. A general assignment by Tenant for the benefit of creditors;

                  (d) BANKRUPTCY. The filing of any voluntary petition in bankruptcy by Tenant, or the filing of an involuntary petition by Tenant's creditors, which involuntary petition remains undischarged for a period of sixty
(60) days. In the event that under applicable law the trustee in bankruptcy or Tenant has the right to affirm this Lease and continue to perform the obligations of Tenant hereunder, such trustee or Tenant shall, in such time period as may be permitted by the bankruptcy court having jurisdiction, cure all defaults of Tenant hereunder outstanding as of the date of the affirmance of this Lease and provide to Landlord such adequate assurances as may be necessary to ensure Landlord of the continued performance of Tenant's obligations under this Lease. Specifically, but without limiting the generality of the foregoing, such adequate assurances must include assurances that the Buildings continue to be operated


                                      38.

only for the use permitted hereunder. The provisions hereof are to assure that the basic understandings between Landlord and Tenant with respect to Tenant's use of the Premises and the benefits to Landlord therefrom are preserved, consistent with the purpose and intent of applicable bankruptcy laws;

                  (e) RECEIVERSHIP. The employment of a receiver appointed by court order to take possession of substantially all of Tenants assets or its interest in the Buildings, if such receivership remains undissolved for a period of sixty (60) days;

                  (f) ATTACHMENT. The attachment, execution or other judicial seizure of all or substantially all of Tenant's assets or its interest in the Buildings, if such attachment or other seizure remains undismissed or undischarged for a period of sixty (60) days after the levy thereof; or

                  (g) INSOLVENCY. The admission by Tenant in writing of its inability to pay its debts as they become due, the filing by Tenant of a petition seeking any reorganization or arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, the filing by Tenant of an answer admitting or failing timely to contest a material allegation of a petition filed against Tenant in any such proceeding or, if within sixty (60) days after the commencement of any proceeding against Tenant seeking any reorganization or arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed.

         16.2 REMEDIES UPON TENANT'S DEFAULT.

                  (a) RE-ENTRY; TERMINATION. Upon the occurrence of any event of default described in Section 16.1 hereof, Landlord, in addition to and without prejudice to any other rights or remedies it may have, shall have the immediate right to re-enter the Buildings or any part thereof and repossess the same, expelling and removing therefrom all persons and property (which property may be stored in a public warehouse or elsewhere at the cost and risk of and for the account of Tenant). In addition to or in lieu of such re-entry, and without prejudice to any other rights or remedies it may have, Landlord shall have the right either (i) to terminate this Lease and recover from Tenant all damages incurred by Landlord as a result of Tenant's default, as hereinafter provided, or (ii) to continue this Lease in effect and recover rent and other charges and amounts as they become due.

                  (b) CONTINUATION OF LEASE. Even if Tenant has breached this Lease and abandoned the Buildings, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession and Landlord may enforce all of its rights and remedies under this Lease, including the right to recover rent as it becomes due, and Landlord, without terminating this Lease, may exercise all of the rights and remedies of a lessor under California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has right to sublet or assign, subject only to reasonable limitations), or any successor Code section. Acts of maintenance, preservation or efforts to relet the Buildings or the appointment of a receiver upon application of


                                      39.

Landlord to protect Landlord's interests under this Lease shall not constitute a termination of Tenant's right to possession.

                  (c) REMEDIES. If Landlord terminates this Lease pursuant to this Section 16.2, Landlord shall have all of the rights and remedies of a landlord provided by Section 1951.2 of the Civil Code of the State of California, or any successor Code section, which remedies include Landlord's right to recover from Tenant (i) the worth at the time of award of the unpaid rent and additional rent and Tenant's Operating Cost Share of Operating Expense which had been earned at the time of termination, (ii) the worth at the time of award of the amount by which the unpaid rent and additional rent and Tenant's Operating Cost Share of Operating Expense which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided, (iii) the worth at the time of award of the amount by which the unpaid rent and additional rent and Tenant's Operating Cost Share of Operating Expense for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided, and (iv) any other amount reasonably necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, the cost of recovering possession of the Buildings, expenses of reletting, including necessary repair, renovation and alteration of the Buildings, reasonable attorneys' fees, and other reasonable costs. The "worth at the time of award" of the amounts referred to in clauses (i) and (ii) above shall be computed by allowing interest at twelve percent (12%) per annum from the date such amounts accrued to Landlord. The "worth at the time of award" of the amounts referred to in clause (iii) above shall be computed by discounting such amount at one percentage point above the discount rate of the Federal Reserve Bank of San Francisco at the time of award.

         16.3 REMEDIES CUMULATIVE. All rights, privileges and elections or remedies of Landlord contained in this Article 16 are cumulative and not alternative to the extent permitted by law and except as otherwise provided herein.

         16.4 LANDLORD'S DEFAULT. Landlord shall not be deemed to be in default of this Lease unless Landlord fails within a reasonable time (or the time specified herein, if applicable) to perform an obligation required to be performed by it. Tenant agrees to give Landlord and any lender designated by Landlord notice of any Landlord default, and a reasonable opportunity to cure such default.

17.      SUBORDINATION, ATTORNMENT AND SALE.

         17.1 SUBORDINATION TO MORTGAGE. This Lease, and any sublease entered into by Tenant under the provisions of this Lease, shall be subject and subordinate to any ground lease, mortgage, deed of trust, sale/leaseback transaction or any other hypothecation for security now or hereafter placed upon the Buildings, the Property, or any of them, and the rights of any assignee of Landlord or of any ground lessor, mortgagee, trustee, beneficiary or leaseback lessor under any of the foregoing, and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof; PROVIDED, HOWEVER, that such subordination in the case of any future ground lease, mortgage, deed of trust, sale/leaseback transaction or any other hypothecation for security placed upon the Buildings, the


                                      40.

Property, or any of them shall be conditioned on Tenant's receipt from the ground lessor, mortgagee, trustee, beneficiary or leaseback lessor of a Non-Disturbance Agreement in a form reasonably acceptable to Tenant (i) confirming that so long as Tenant is not in material default hereunder beyond any applicable cure period (for which purpose the occurrence of any event of default under Section 16.1 hereof shall be deemed to be "material"), Tenant's rights hereunder shall not be disturbed by such person or entity and (ii) agreeing that the benefit of such Non-Disturbance Agreement shall be transferable to any transferee under a Permitted Transfer and to any other assignee or subtenant that is acceptable to the ground lessor, mortgagee, trustee, beneficiary or leaseback lessor at the time of transfer. Tenant agrees to execute such other commercially reasonable documentation as may be required by an institutional lender to evidence such subordination and to attorn to any such ground lessor, mortgagee, trustee, beneficiary or leaseback lessor in the event such party succeeds to Landlord's interest hereunder and agrees to recognize this Lease. Moreover, Tenant's obligations under this Lease shall be conditioned on Tenant's receipt within thirty (30) days after mutual execution of this Lease, from any existing ground lessor, mortgagee, trustee, beneficiary or leaseback lessor currently owning or holding a security interest in the Property, of a Non-Disturbance Agreement in a form reasonably acceptable to Tenant confirming (i) that so long as Tenant is not in material default hereunder beyond any applicable cure period, Tenant's rights hereunder shall not be disturbed by such person or entity and (ii) agreeing that the benefit of such Non-Disturbance Agreement shall be transferable to any transferee under a Permitted Transfer and to any other assignee or subtenant that is acceptable to the ground lessor, mortgagee, trustee, beneficiary or leaseback lessor at the time of transfer. If any mortgagee, trustee, beneficiary, ground lessor, sale/leaseback lessor or assignee elects in writing to have this Lease be an encumbrance upon the Property prior to the lien of its mortgage, deed of trust, ground lease or leaseback lease or other security arrangement and gives notice thereof to Tenant, this Lease shall be deemed prior thereto, whether this Lease is dated prior or subsequent to the date thereof or the date of recording thereof. Tenant, and any sublessee, shall execute such documents as may reasonably be requested by any mortgagee, trustee, beneficiary, ground lessor, sale/leaseback lessor or assignee to evidence the subordination herein set forth, subject to the conditions set forth above, or to make this Lease prior to the lien of any mortgage, deed of trust, ground lease, leaseback lease or other security arrangement, as the case may be. Upon any default by Landlord in the performance of its obligations under any mortgage, deed of trust, ground lease, leaseback lease or assignment, Tenant (and any sublessee) shall, notwithstanding any subordination hereunder, attorn to the mortgagee, trustee, beneficiary, ground lessor, leaseback lessor or assignee thereunder upon demand and become the tenant of the successor in interest to Landlord, at the option of such successor in interest, and shall execute and deliver any instrument or instruments confirming the attornment herein provided for.

         17.2 SALE OF LANDLORD'S INTEREST. Upon sale, transfer or assignment of Landlord's entire interest in the Buildings and the Property, Landlord shall be relieved of its obligations hereunder with respect to liabilities accruing from and after the date of such sale, transfer or assignment.

         17.3 ESTOPPEL CERTIFICATES. Tenant or Landlord (the "RESPONDING PARTY") as applicable, shall at any time and from time to time, within ten (10) days after written request by the other party (the "REQUESTING PARTY"), execute, acknowledge and deliver to the Requesting Party a certificate in writing stating: (i) that this Lease is unmodified and in full force and effect,


                                      41.

or if there have been any modifications, that this Lease is in full force and effect as modified and stating the date and the nature of each modification;
(ii) the date to which rental and all other sums payable hereunder have been paid; (iii) that the Requesting Party is not in default in the performance of any of its obligations under this Lease, that the certifying party has given no notice of default to the Requesting Party and that no event has occurred which, but for the expiration of the applicable time period, would constitute an event of default hereunder, or if the responding party alleges that any such default, notice or event has occurred, specifying the same in reasonable detail; and (iv) such other matters as may reasonably be requested by the Requesting Party or by any institutional lender, mortgagee, trustee, beneficiary, ground lessor, sale/leaseback lessor or prospective purchaser of the Property, or prospective sublessee or assignee of this Lease. Any such certificate provided under this Section 17.3 may be relied upon by any lender, mortgagee, trustee, beneficiary, assignee or successor in interest to the Requesting Party, by any prospective purchaser, by any purchaser on foreclosure or sale, by any grantee under a deed in lieu of foreclosure of any mortgage or deed of trust on the Property, by any subtenant or assignee, or by any other third party. Failure to execute and return within the required time any estoppel certificate requested hereunder, if such failure continues for five (5) days after a second written request by the Requesting Party for such estoppel certificate, shall be deemed to be an admission of the truth of the matters set forth in the form of certificate submitted to the Responding Party for execution.

18.      SECURITY.

         18.1 DEPOSIT. Upon execution of this Lease, Tenant shall deposit with Landlord the sum of $5,500,000. Upon the closing of a loan providing permanent financing for the Project, the amount of such deposit shall be reduced to $1,375,000, provided only that (i) Tenant is not then in default under any of the terms or conditions of this Lease, and no event has occurred which, with the passage of time or the giving of notice or both would constitute a default, and
(ii) the lender in such financing has consented to such reduction in security deposit. At Tenant's election, in lieu of a cash security deposit, Tenant may provide one or more irrevocable letters of credit in amounts described above, payable to Landlord, and issued by an institution and in form reasonably satisfactory to Landlord. Such sums or the Letter of Credit (individually and collectively, the "SECURITY DEPOSIT") shall be held by Landlord as security for the faithful performance of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the Term hereof; provided that if at any time Tenant shall have maintained an investment grade credit rating of BBB or better for a consecutive twelve month period, Landlord shall return the Security Deposit to Tenant. If Tenant defaults with respect to any provision of this Lease, including, without limitation, the provisions relating to the payment of rental and other sums due hereunder, Landlord shall have the right, but shall not be required, to use, apply or retain all or any part of the Security Deposit for the payment of rental, unreimbursed Operating Expenses or any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. Landlord may also apply the Security Deposit toward costs incurred to repair damages to the Premises or to clean and bring the Premises to good order, condition and repair during its Lease Term and upon expiration or sooner termination of this Lease. If any portion of the Security Deposit is so used or applied, Tenant shall, within five
(5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount and Tenant's failure to do


                                      42.

so shall be a material breach of this Lease. Landlord shall be required to keep any deposit under this Section separate from Landlord's general funds in an interest bearing account reasonably acceptable to Tenant, and Tenant shall be entitled to the interest thereon, to be paid to Tenant when and if the Security Deposit is refundable to Tenant. If Tenant fully and faithfully performs every provision of this Lease to be performed by it, the Security Deposit, or any balance thereof, together with all accrued interest, shall be returned to Tenant or, at Landlord's option, to the last assignee of Tenant's interest hereunder, at the expiration of the Term of this Lease and after Tenant has vacated the Premises. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer all deposits then held by Landlord under this Section to Landlord's successor in interest, whereupon Tenant agrees to release Landlord from all liability for the return of such deposit or the accounting thereof.

         18.2 PLEDGE OF SECURITY DEPOSIT. The Security Deposit may be pledged by Landlord as additional collateral to any lender having a security interest in the Property. The lender may use, apply or retain all or any part of the Security Deposit for the payment of Building Costs, but only in the event that lender shall have notified Landlord and Tenant that such Building Costs remain unpaid and the parties shall have failed within thirty (30) days following receipt of such notice to cure such nonpayment. For purposes of this Section, "BUILDING COST(S)" shall mean any and all costs actually incurred in constructing the Base Building Work, Common Area and the related site improvements including, but not limited to, costs for demolition, grading, utility fees, architectural and engineering fees, permits, surveys, appraisals, insurance, legal and accounting fees, development overhead, construction management, blueprinting, equity fees, construction lender, permanent lender and mortgage banker fees, interest carry, site improvements, off-site improvements and tenant improvements. If any portion of the Security Deposit is so applied, upon the Phase I Rent Commencement Date, Tenant shall deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount, and Tenant's failure to do so shall constitute a material breach of this Lease. It is expressly understood and agreed by Landlord and Tenant that nothing in this Section shall change the parties' responsibilities for the payment of Building Costs, as set forth on the Work Letter, and that in the event the lender applies the Security Deposit to the payment of Building Costs which are the responsibility of Landlord, Landlord shall promptly reimburse Tenant for all such costs.

19.      MISCELLANEOUS.

         19.1 NOTICES. All notices, consents, waivers and other communications which this Lease requires or permits either party to give to the other shall be in writing and shall be deemed given when delivered personally (including delivery by private courier or express delivery service) or three (3) days after deposit in the United States mail, registered or certified mail, postage prepaid, assessed to the parties at their respective addresses as follows:

         To Tenant:                  150 Industrial Road
                                     San Carlos, CA  94070
                                     Attn:  Sharron Reiss-Miller, Vice President

         with a copy to:             150 Industrial Road
                                     San Carlos, CA  94070
                                     Attn:  Robert A. Donnally, Esq.


                                      43.

         and with a copy to:         Cooley Godward LLP
                                     One Maritime Plaza, 20th Floor
                                     San Francisco, CA 94111-3580
                                     Attn: Anna B. Pope, Esq.

         To Landlord:                Inhale 201 Industrial Road L.P.
                                     c/o Bernardo Property Advisors, Inc.
                                     11440 West Bernardo Ct., Suite 208
                                     San Diego, CA  92127
                                     Attn:  Alan D. Gold

         with a copy to:             Seltzer Caplan McMahon Vitek
                                     2100 Symphony Towers
                                     750 B Street
                                     San Diego, CA 92101
                                     Attn:  David J. Dorne, Esq.

or to such other address as may be contained in a notice at least fifteen (15) days prior to the address change from either party to the other given pursuant to this Section. Rental payments and other sums required by this Lease to be paid by Tenant shall be delivered to Landlord at Landlord's address provided in this Section, or to such other address as Landlord may from time to time specify in writing to Tenant, and shall be deemed to be paid only upon actual receipt.

         19.2 SUCCESSORS AND ASSIGNS. The obligations of this Lease shall run with the land, and this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the original Landlord named herein and each successive Landlord under this Lease shall be liable only for obligations accruing during the period of its ownership of the Property, and any liability for obligations accruing after termination of such ownership shall terminate as of the date of such termination of ownership and shall pass to the successor lessor.

         19.3 NO WAIVER. The failure of Landlord to seek redress for violation, or to insist upon the strict performance, of any covenant or condition of this Lease shall not be deemed a waiver of such violation, or prevent a subsequent act which would originally have constituted a violation from having all the force and effect of an original violation.

         19.4 SEVERABILITY. If any provision of this Lease or the application thereof is held to be invalid or unenforceable, the remainder of this Lease or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby, and each of the provisions of this Lease shall be valid and enforceable, unless enforcement of this Lease as so invalidated would be unreasonable or grossly inequitable under all the circumstances or would materially frustrate the purposes of this Lease.

         19.5 LITIGATION BETWEEN PARTIES. In the event of any litigation or other dispute resolution proceedings between the parties hereto arising out of or in connection with this Lease, the prevailing party shall be reimbursed for all reasonable costs, including, but not limited to, reasonable accountants' fees and attorneys' fees, incurred in connection with such proceedings


                                      44.

(including, but not limited to, any appellate proceedings relating thereto) or in connection with the enforcement of any judgment or award rendered in such proceedings. "PREVAILING PARTY" within the meaning of this Section shall include, without limitation, a party who dismisses an action for recovery hereunder in exchange for payment of the sums allegedly due, performance of covenants allegedly breached or consideration substantially equal to the relief sought in the action.

         19.6 SURRENDER. A voluntary or other surrender of this Lease by Tenant, or a mutual termination thereof between Landlord and Tenant, shall not result in a merger but shall, at the option of Landlord, operate either as an assignment to Landlord of any and all existing subleases and subtenancies, or a termination of all or any existing subleases and subtenancies. This provision shall be contained in any and all assignments or subleases made pursuant to this Lease.

         19.7 INTERPRETATION. The provisions of this Lease shall be construed as a whole, according to their common meaning, and not strictly for or against Landlord or Tenant. The captions preceding the text of each Section and subsection hereof are included only for convenience of reference and shall be disregarded in the construction or interpretation of this Lease.

         19.8 ENTIRE AGREEMENT. This written Lease, together with the exhibits hereto, the Agreement of Limited Partnership of Inhale 201 Industrial Road, L.P. dated as of September __, 2000 (the "Partnership Agreement") and the Contribution Agreement, contains all the representations and the entire understanding between the parties hereto with respect to the subject matter hereof. Except as to the agreements contained in the Partnership Agreement and in the Contribution Agreement and their respective related exhibits, any prior correspondence, memoranda or agreements are replaced in total by this Lease and the exhibits hereto. This Lease may be modified only by an agreement in writing signed by each of the parties.

         19.9 GOVERNING LAW. This Lease and all exhibits hereto shall be construed and interpreted in accordance with and be governed by all the provisions of the laws of the State of California.

         19.10 NO PARTNERSHIP. The relationship created by this lease between Landlord and Tenant is solely that of a lessor and lessee. Nothing contained in this Lease shall be construed as creating any type or manner of partnership, joint venture or joint enterprise with or between Landlord and Tenant. Neither party is the agent or representative of the other, except as expressly set forth in the Agreement of Limited Partnership of Inhale 201 Industrial Road, L.P.

         19.11 FINANCIAL INFORMATION. From time to time Tenant shall promptly provide directly to prospective lenders and purchasers of the Property designated by Landlord such financial information pertaining to the financial status of Tenant as Landlord may reasonably request; PROVIDED, Tenant shall be permitted to provide such financial information in a manner which Tenant deems reasonably necessary to protect the confidentiality of such information. In addition, from time to time, Tenant shall provide Landlord with such financial information pertaining to the financial status of Tenant as Landlord may reasonably request. Landlord agrees that all financial information supplied to Landlord by Tenant shall be treated as confidential material, and shall not be disseminated to any party or entity (including any entity affiliated with


                                      45.

Landlord) without Tenant's prior written consent, except that Landlord shall be entitled to provide such information, subject to reasonable precautions to protect the confidential nature thereof, (i) to Landlord's partners and professional advisors, solely to use in connection with Landlord's execution and enforcement of this Lease, and (ii) to prospective lenders and/or purchasers of the Property, solely for use in connection with their bona fide consideration of a proposed financing or purchase of the Property, PROVIDED that such prospective lenders and/or purchasers are not then engaged in businesses directly competitive with the business then being conducted by Tenant. For purposes of this Section, without limiting the generality of the obligations provided herein, it shall be deemed reasonable for Landlord to request copies of Tenant's most recent audited annual financial statements, or, if audited statements have not been prepared, unaudited financial statements for Tenant's most recent fiscal year, accompanied by a certificate of Tenant's chief financial officer that such financial statements fairly present Tenant's financial condition as of the date(s) indicated. Notwithstanding any other provisions of this Section 19.11, during any period in which Tenant has outstanding a class of publicly traded securities and is filing with the Securities and Exchange Commission, on a regular basis, Forms 10Q and 10K and any other periodic filings required under the Securities Exchange Act of 1934, as amended, it shall constitute sufficient compliance under this Section 19.11 for Tenant to furnish Landlord with copies of such periodic filings substantially concurrently with the filing thereof with the Securities and Exchange Commission.

         Landlord and Tenant recognize the need of Tenant to maintain the confidentiality of information regarding its financial status and the need of Landlord to be informed of, and to provide to prospective lenders and purchasers of the Property financial information pertaining to, Tenant's financial status. Landlord and Tenant agree to cooperate with each other in achieving these needs within the context of the obligations set forth in this Section.

         19.12 COSTS. Notwithstanding anything to the contrary contained in this Lease, if Tenant requests the consent of Landlord under any provision of this Lease for any act that Tenant proposes to do hereunder, including, without limitation, assignment or subletting of the Buildings or any portion thereof, Tenant shall, as a condition to doing any such act and the receipt of such consent, reimburse Landlord promptly for any and all reasonable costs and expenses incurred by Landlord in connection therewith (including, without limitation, reasonable attorneys' fees) up to a maximum of $1,000 per request.

         19.13 TIME. Time is of the essence of this Lease, and of every term and condition hereof.

         19.14 BROKERS. There are no brokers entitled to a commission in connection with this Lease except BT Commercial, who will be paid by Landlord pursuant to a separate agreement. Each party represents and warrants that no other broker participated in the consummation of this Lease and agrees to indemnify, defend and hold the other party harmless against any liability, cost or expense, including, without limitation, reasonable attorneys' fees, arising out of any claims for brokerage commissions or other similar compensation in connection with any conversations, prior negotiations or other dealings by the indemnifying party with any other person making such claim.


                                      46.

         19.15 MEMORANDUM OF LEASE. At any time during the Term of this Lease, either party, at its sole expense, shall be entitled to record a memorandum of this Lease and, if either party so elects, both parties agree to cooperate in the preparation, execution, acknowledgement and recordation of such document in reasonable form.

         19.16 CORPORATE AUTHORITY. Each person signing this Lease on behalf of Tenant or Landlord warrants that he or she is fully authorized to do so and, by so doing, to bind the entity on whose behalf he or she is signing.

         19.17 EXECUTION AND DELIVERY. This Lease may be executed in one or more counterparts and by separate parties on separate counterparts, but each such counterpart shall constitute an original and all such counterparts together shall constitute one and the same instrument.

         19.18 SURVIVAL. Without limiting survival provisions which would otherwise be implied or construed under applicable law, the provisions of Sections 2.5, 7.4, 9.2, 9.3, 9.4, 11.4, 12.10, 12.11, 19.5 and 19.11 hereof shall survive the termination of this Lease with respect to matters occurring prior to the expiration of this Lease.

         19.19 WAIVER OF JURY TRIAL. The parties hereto shall, and they hereby do, waive trial by jury in any action or proceeding or counterclaim brought by either of the parties hereto against the other on any matters arising out of or in any way connected with this Lease.

         19.20 EXCLUSIVITY. Landlord agrees that it shall not, during the Term of this Lease or any period during which Tenant occupies all or any portion of the Premises, lease or allow the use or occupancy of any portion of the Premises or the Buildings to or by any party which is a competitor of Tenant.

         19.21 TENANT'S REMEDIES. Except to the extent expressly provided herein, no event or occurrence during the Lease Term is intended to allow Tenant the right to surrender or terminate this Lease or to relieve Tenant from any of its obligations hereunder, and Tenant waives any rights now or hereafter conferred upon it by statute or otherwise (except for rights conferred herein) to surrender or terminate this Lease or to claim any abatement or suspension of Rent or other sums payable hereunder.

         19.22 SECURITY MEASURES. Tenant acknowledges that the Rent payable to Landlord hereunder does not and will not include the cost of guard service or other security services and that Landlord shall have no obligation whatsoever to provide same. Tenant agrees that Landlord shall nave no responsibility for the protection of the Premises, Tenant, its agents and invitees or their property from the acts of third parties.


                                      47.

IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first set forth above.

"Landlord"                                 "Tenant"

INHALE 201 INDUSTRIAL ROAD, L.P.,          INHALE THERAPEUTIC SYSTEMS, INC.
a California limited partnership           a Delaware corporation

By SciMed Prop III, a California           By:
  corporation, its General Partner            ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

By:                                        By:
   ---------------------------------          ----------------------------------
Name:                                      Name:
     -------------------------------            --------------------------------
Title:                                     Title:
      ------------------------------             -------------------------------
By:                                        By:
   ---------------------------------          ----------------------------------
Name:                                      Name:
     -------------------------------            --------------------------------
Title:                                     Title:
      ------------------------------             -------------------------------

                             EXHIBIT A

                      Property Legal Description

All that certain real property in the State of California, County of San Mateo, City of San Carlos more particularly described as follows:

ALL LANDS LYING WITHIN THE EXTERIOR BOUNDARIES OF THAT MAP ENTITLED "REVERSION TO ACREAGE OF THE LANDS OF ARNDT ELECTRONICS LYING WITHIN THE COUNTY OF SAN MATEO, BEING PARCELS 1,2,3 AND 4 AS SHOWN ON THAT CERTAIN PARCEL MAP FILED IN VOLUME 51 OF PARCEL MAPS AT PAGE 71 RECORDS OF SAN MATEO," FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN MATEO COUNTY, STATE OF CALIFORNIA, ON OCTOBER 6, 1986 IN VOLUME 58 OF PARCEL MAPS AT PAGE 13.

ASSESSOR'S PARCEL NOS. 046-020-370    JOINT PLAN NOS.  046-002-020-22A
                       046-020-380                     046-002-020-22-01A
                                                       046-002-020-22-02A
                                                       046-002-020-22-03A
                                                       046-002-020-23A
                                                       046-002-020-23-01A

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                                    EXHIBIT B

                                    SITE PLAN


                                   (ATTACHED)

                                    EXHIBIT B

                                      [MAP]


                                               SITE PLAN
                                               DRAWING TITLE
                                               INHALE B4-EXT-PH
                                               201 INDUSTRIAL ROAD
                                               SAN CARLOS, CA

                                    EXHIBIT C

                                   WORK LETTER

         This Work Letter ("WORK LETTER") constitutes part of the Build-to-Suit Lease dated as September __, 2000 (the "LEASE") between INHALE 201 INDUSTRIAL ROAD. L.P., a California limited partnership ("LANDLORD"), and Inhale Therapeutic Systems, Inc., a Delaware corporation ("TENANT"). The terms of this Work Letter are incorporated in the Lease for all purposes.

1.       DEFINED TERMS.

         As used in this Work Letter, the following capitalized terms have the following meanings:

         (a) APPROVED PLANS: Approved Tenant Improvement Plans for Phase 1A, Approved Tenant Improvement Plans for Phase 1B, Approved Tenant Improvement Plans for Phase 2A, Approved Tenant Improvement Plans for Phase 2B, Approved Base Building Work Plans for Building 1 and Approved Base Building Work Plans for Building 2.

         (b) APPROVED TENANT IMPROVEMENT PLANS FOR BUILDING 1: Approved Tenant Improvement Plans for Phase 1A (Plans and specifications prepared by the Architect for the Tenant Improvements in Phase 1A and approved by both Landlord and Tenant, and listed in the attached Schedule C-3 hereto), Approved Tenant Improvement Plans for Phase 1B, as defined in Section 2(b), below.

         (c) APPROVED TENANT IMPROVEMENT PLANS FOR BUILDING 2: Plans and specifications to be prepared by the Architect for the Tenant Improvements in Phase 2A and 2B (provided Tenant has exercised the Phase 2B Expansion Option) in Building 2 and to be approved by both Landlord and Tenant, with the understanding that the Tenant Improvements for Building 2 will be similar in size, quality and materials as the Tenant Improvements for Building 1.

         (d) APPROVED BASE BUILDING WORK PLANS FOR BUILDING 1: Plans and specifications prepared by the Architect for the Base Building Work in Building 1 and approved by both Landlord and Tenant, and listed in the attached Schedule C-1 and C-2 hereto.

         (e) APPROVED BASE BUILDING WORK PLANS FOR BUILDING 2: Plans and specifications to be prepared by the Architect for the Base Building Work in Building 2 and to be approved by both Landlord and Tenant, with the understanding that the Building Shell and Building Core for Building 2 will be similar in size, quality and materials as the Building Shell and Building Core for Building 1.

         (f) ARCHITECT: Dowler Gruman Architects.

         (g) ASSIGNED CONSTRUCTION CONTRACTS: See definition in Section 2(f) hereof.



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

         (h) BASE BUILDING WORK FOR BUILDING 1: The Building Core for Building 1, Building Shell for Building 1 and Site Improvements, as described by the Approved Base Building Plans listed in the attached Schedules C-1 and C-2.

         (i) BASE BUILDING WORK FOR BUILDING 2: The Building Core and Building Shell to be more fully described by the Approved Base Building Plans to be prepared by Architect and approved by Landlord and Tenant.

         (j) BUILDING CORES: The core of Building 1, as more fully defined in Schedule C-2, and the core for Building 2 to be more fully described by the Approved Base Building Work Plans for Building 2 to be prepared by Architect and approved by Landlord and Tenant.

         (k) BUILDING SHELLS: The shell of Building 1, as more fully defined in Schedule C-1, and the shell for Building 2 to be more fully described by the Approved Base Building Work Plans for Building 2 to be prepared by Architect and approved by Landlord and Tenant.

         (l) CERTIFICATE OF SUBSTANTIAL COMPLETION: the written certificate signed by Architect with respect to each Phase, certifying that: (i) the completion of the Base Building Work for such Phase has been completed (except for Punch List Work), in good and workmanlike condition, in compliance with all applicable Requirements, and in conformance with the Approved Plans for such Base Building Work, and (ii) a Shell Final, or its equivalent, has been received from all required governmental authorities.

         (m) CHANGE ORDER: See definition in Section 2(g)(ii) hereof.

         (n) COST OF IMPROVEMENT: See definition in Section 2(e) hereof.

         (o) DATE OF SUBSTANTIAL COMPLETION: the date of issuance of The Certificate of Substantial Completion.

         (p) DEFINITIONS: Capitalized terms not otherwise defined in this Work Letter shall have the definitions set forth in the Lease.

         (q) GENERAL CONTRACTOR: South Bay Construction, Rudolph and Sletten, or any other general contractor selected by Tenant from the list attached as SCHEDULE C-4, or any other general contractor selected by Tenant with the approval of Landlord, which consent shall not be unreasonably withheld, delayed or conditioned, and all of which are further subject to any approval of Lender required by Lender.

         (r) IMPROVEMENTS: The Building Cores, Building Shells, Site Improvements, Tenant Improvements and other improvements shown on the Approved Plans from time to time and to be constructed on the Property pursuant to the Lease and this Work Letter.

         (s) LANDLORD DELAY: Any of the following types of delay in the completion of construction of the Improvements:

                  (i) Any delay resulting from Landlord's failure to furnish, in a timely manner, information requested by Tenant in Landlord's possession or under Landlord's control or by the

Architect or General Contractor for Tenant's Work in connection with the design or construction of the Improvements; or

                  (ii) Any material delay of any other kind or nature caused by Landlord (or Landlord's contractors, agents or employees).

         (t) PUNCH LIST WORK: Minor corrections of construction or decoration details, and minor mechanical adjustments, that are required in order to cause any applicable portion of the Improvements as constructed to conform to the Approved Plans in all material respects and that do not materially interfere with Tenant's use or occupancy of the Premises.

         (u) SHELL FINAL: Approval from the City of San Carlos confirming that Building Shell and Site Improvements have been completed with required Government Approvals.

         (v) SITE IMPROVEMENTS: The parking areas, driveways, landscaping and other improvements to the Common Areas of the Property that are depicted on EXHIBIT B to the Lease (as the same may be modified pursuant to the process of development and approval of the Approved Plans) and more specifically described in SCHEDULE C- 1 attached to this Work Letter.

         (w) SUBSTANTIAL COMPLETION OF BASE BUILDING WORK: Shall mean, with respect to each Phase, the completion of the Base Building Work for such Phase (except for Punch List Work), in good and workmanlike condition, in compliance with all applicable Requirements, and in conformance with the Approved Plans for such Base Building Work, and the receipt of a Shell Final, or its equivalent, from all required governmental authorities as certified in a writing signed by Architect.

         (x) TENANT DELAY: Any of the following types of delay in the completion of construction of the Base Building Work:

                  (i) Any delay resulting from Tenant's failure to furnish, in a timely manner, information requested by Landlord or by the Architect or General Contractor for Base Building Work in connection with the design or construction of the Base Building Work, or from Tenant's failure to approve in a timely manner any matters requiring approval by Tenant;

                  (ii) Any delay resulting from Change Orders, including any delay resulting from the need to revise any drawings or obtain further governmental approvals as a result of any Change Order; or

                  (iii) Any material delay of any other kind or nature caused by Tenant (or Tenant's contractors, agents or employees).

         (y) TENANT IMPROVEMENTS: The improvements to or within the Premises, other than improvements constituting part of the Base Building Work, shown on the Approved Plans from time to time and to be constructed by Tenant pursuant to the Lease and this Work Letter, including (but not limited to) the improvements to Building 1 described on SCHEDULE C-3 attached to this Work Letter.

         (z) TENANT IMPROVEMENT ALLOWANCE: See definition in Section 4(b) hereof.

         (aa) TENANT'S WORK: All of the Improvements other than those constituting BASE BUILDING WORK, and such other materials and improvements as Tenant deems necessary or appropriate for Tenant's use and occupancy of the Premises.

         (bb) UNAVOIDABLE DELAYS: Delays due to acts of God, acts of public agencies, labor disputes, strikes, fires, freight embargoes, rainy or stormy weather, inability to obtain supplies, materials, fuels or permits, delays of contractors or subcontractors, or other causes or contingencies beyond the reasonable control of Landlord or Tenant, as applicable.

         (cc) USEABLE SQUARE FEET: Useable Square Feet shall mean, with respect to Phase 1A, 38,633 square feet; with respect to Phase 1B, 38,474 square feet; with respect to Phase 2A, 43,972 square feet; and with respect to Phase 2B, 44,840 square feet.

         (dd) WORK DEADLINES: The target dates for performance listed in the Estimated Construction Schedule attached as EXHIBIT D to the Lease.

2.       PLANS, COST OF IMPROVEMENTS AND CONSTRUCTION.

         Landlord and Tenant shall comply with the procedures set forth in this
Section 2 in preparing, delivering and approving matters relating to the Improvements.

         (a) APPROVED PLANS FOR BASE BUILDING WORK FOR BUILDING 1. Tenant and Landlord have approved the Approved Base Building Work Plans for Building 1.

         (b) APPROVED PLANS FOR BASE BUILDING WORK FOR BUILDING 2. Tenant and Landlord shall cooperate with Architect in the development of the plans and specifications for the Base Building Work for Building 2 (once such plans and specifications are approved by Landlord and Tenant, the "APPROVED BASE BUILDING WORK PLANS FOR BUILDING 2"), with the understanding that the Building Shell and Building Core for Building 2 will be similar in size, quality and materials as the Building Shell and Building Core for Building 1.

         (c) APPROVED PLANS AND WORKING DRAWINGS FOR TENANT'S WORK FOR BUILDING
1. Tenant and Landlord have approved the Approved Tenant Improvement Plans for Phase 1A. Tenant and Landlord shall cooperate with Architect in the development of the plans and specifications for the Tenant's Work for Phase 1B (once such plans and specifications are approved by Landlord and Tenant, the "APPROVED TENANT IMPROVEMENT PLANS FOR PHASE 1B"), with the understanding that the Tenant Improvements for Phase 1B will be similar in size, quality and materials as the Tenant Improvements for Phase 1A

         (d) APPROVED PLANS AND WORKING DRAWINGS FOR TENANT'S WORK FOR BUILDING
2. Tenant and Landlord shall cooperate with Architect in the development of the plans and specifications for the Tenant's Work for Building 2 (once such plans and specifications are approved by Landlord and Tenant, the "APPROVED TENANT IMPROVEMENT PLANS FOR BUILDING 2"), with the understanding that the Tenant Improvements for Building 2 will be similar in size, quality and materials as the Tenant Improvements for Building 1.

         (e) COST OF IMPROVEMENTS. "COST OF IMPROVEMENTS" shall mean, with respect to any item or component for which a cost must be determined in order to allocate such cost, or an increase in such cost, to Base Building Work and/or Tenant's Work pursuant to this Work Letter or pursuant to the Lease, the sum of the following (unless otherwise agreed in writing by Landlord and Tenant with respect to any specific item or component or any category of items or components): (i) all sums paid to contractors or subcontractors for labor and materials furnished in connection with construction of such item or component; (ii) all costs, expenses, payments, fees and charges (other than penalties) paid or incurred to or at the direction of any city, county or other governmental or quasi-governmental authority or agency which are required to be paid in order to obtain all necessary governmental permits, licenses, inspections and approvals relating to construction of such item or component; (iii) engineering and architectural fees for services rendered in connection with the design and construction of such item or component (including, but not limited to, the applicable Architect for such item or component and an electrical engineer, mechanical engineer and civil engineer); (iv) sales and use taxes; (v) testing and inspection costs; (vi) the cost of power, water and other utility facilities and the cost of collection and removal of debris required in connection with construction of such item or component; and (vii) all other "hard" costs incurred in the construction of such item or component in accordance with the Approved Plans and this Work Letter.

         (f) CONSTRUCTION OF BASE BUILDING WORK. Tenant shall assign the following construction contracts and Landlord shall assume such construction contracts: (Phase 1 Shell and Site Construction) dated 3/14/00 between Tenant and Rudolph & Sletten, (Phase 1 Core) dated 8/24/99 between Tenant and South Bay Construction, (Phase 1 Shell and Site Design) dated 3/16/99 between Tenant and Dowler Gruman Architects, and (Phase 1 Core Design) dated 7/18/00 between Tenant and Dowler Gruman Architects (the "ASSIGNED CONSTRUCTION CONTRACTS"). Upon receipt of such permits and approvals, Landlord shall, at Landlord's sole expense (except as otherwise provided in the Lease or in this Work Letter), diligently construct and complete the Improvements constituting BASE BUILDING WORK substantially in accordance with the Approved Base Building Work Plans, subject to Unavoidable Delays and Tenant Delays (if any). Such construction shall be performed in a neat and workmanlike manner and shall conform to all applicable governmental codes, laws and regulations in force at the time such work is completed.

         (g) CHANGES.

                  (i) BY LANDLORD. If Landlord determines at any time that changes in Base Building Final Working Drawings or in any other aspect of the Approved Plans relating to any item of BASE BUILDING WORK are required as a result of applicable law or governmental requirements, or at the insistence of any other third party whose approval may be required with respect to the Improvements, or as a result of unanticipated conditions encountered in the course of construction, then Landlord shall promptly (A) advise Tenant of such circumstances and (B) cause revised Approved Plans and/or Base Building Final Working Drawings, as applicable, reflecting such changes to be prepared by Architect.

                  (ii) BY TENANT. If Tenant at any time desires any changes, alterations or additions to the Approved Plans or Base Building Final Working Drawings with respect to any of BASE BUILDING WORK, Tenant shall submit a detailed written request to Landlord specifying such changes, alterations or additions (a "CHANGE ORDER"). Upon receipt of any such request, Landlord shall notify Tenant within five (5) business days of (A) whether the matters proposed in the Change Order are approved by Landlord (which approval shall not be unreasonably withheld, delayed or conditioned, and Landlord's failure to respond within such five (5) business days period shall be deemed Landlord's approval), (B) Landlord's estimate of the number of days of delay, if any, which shall be caused by such Change Order if implemented (including, without limitation, delays due to the need to obtain any revised plans or drawings and any governmental approvals), and (C) Landlord's estimate of the increase or decrease, if any, which shall occur in the Cost of Improvement for the items or components affected by such Change Order if such Change Order is implemented (including, but not limited to, any costs of compliance with laws or governmental regulations that become applicable because of the requested Change Order). If Tenant notifies Landlord in writing, within five (5) business days after receipt of such notice, of Tenant's approval of the Change Order (including the estimated delays and cost increases or decreases, if any, described in the notice), then Landlord shall cause such Change Order to be implemented and Tenant shall be responsible for all costs or cost increases, resulting from or attributable to the Change Order, subject to the provisions of Section 4 hereof. If Tenant fails to notify Landlord in writing of its approval of such Change Order within said five (5) business day period, then such Change Order shall be deemed to be withdrawn and shall be of no further effect.

         (h) With respect to all matters requiring Landlord's Approval herein, Landlord's failure to respond within fifteen (15) days following Tenant's request shall be deemed approval.

3.       COMPLETION.

         (a) Notwithstanding any other provisions of this Work Letter or of the Lease, if Substantial Completion of any of the Base Building Work is delayed beyond the applicable Work Deadline reflected in Exhibit D to the Lease as a result of any Tenant Delay, then the applicable Rent Commencement Date pursuant to Section 3.1 of the Lease shall be accelerated, day for day, by the number of days by which such Tenant Delay delayed completion of the portions of Base Building Work beyond such applicable Work Deadline. In the event Landlord determines that the Rent Commencement Date should be advanced in accordance with the foregoing, Landlord shall notify Tenant within five (5) business days of commencement of the Tenant Delay purporting to cause the delay in completion. Any dispute between Landlord and Tenant as to the existence or duration of Tenant Delay shall be decided by the Architect.

         (b) When Landlord believes the Base Building Work for any Phase is complete subject only to completion of Punch List Work, it shall so notify Architect and if Architect concurs, Architect shall issue to Tenant Substantial Completion Certificate for the Base Building Work for such Phase.

         (c) At any time within thirty (30) days after delivery of the Substantial Completion Certificate, Tenant shall be entitled to submit one or more lists to Landlord specifying Punch List Work to be performed on the applicable Improvements constituting Base Building Work, and upon receipt of such list(s), Landlord shall diligently complete such Punch List Work at Landlord's sole expense. In the event of any dispute as to completion of any item or component of Base Building Work, the Certificate of the Architect shall be conclusive. Promptly after receipt by Tenant of the Certificate of Substantial Completion, Landlord shall cause the recordation of a Notice of Completion (as defined in Section 3093 of the California Civil Code) with respect to relevant Base Building Work.

4.       PAYMENT OF COSTS.

         (a) BASE BUILDING WORK. Except as otherwise expressly provided in this Work Letter or by mutual written agreement of Landlord and Tenant, the cost of construction of BASE BUILDING WORK for each Phase shall be borne by Landlord at its sole cost and expense, including any costs or cost increases incurred as a result of Unavoidable Delays, governmental requirements or unanticipated conditions.

         (b) TENANT'S WORK; TENANT IMPROVEMENT ALLOWANCE. Except as otherwise expressly provided in this Work Letter or by mutual written agreement of Landlord and Tenant, the cost of construction of the Tenant Improvements shall be borne by Tenant, PROVIDED that Landlord shall provide Tenant a tenant improvement allowance for each Phase equal to $125 per Useable Square Foot in such Phase (the "TENANT IMPROVEMENT ALLOWANCE"). Landlord shall pay the Tenant Improvement Allowance periodically, following demand by Tenant and submittal of appropriate documentation reflecting the Cost of the Tenant Improvements in such Phase. If the entire Tenant Improvement Allowance is not used toward the costs of Tenant's Work, Tenant shall not receive a credit of such unused portion of the Tenant Improvement Allowance

         (c) APPROVAL OF BUDGET FOR TENANT'S WORK. Notwithstanding anything to the contrary set forth elsewhere in this Work Letter, Landlord shall not have any obligation to fund to Tenant any portion of the Tenant Improvement Allowance until Landlord shall have reasonably approved, in writing, the project budget for the Tenant's Work (an "Approved Budget"). Landlord agrees that such approval shall not be unreasonably withheld, delayed or conditioned. Attached hereto as SCHEDULE C-5 is an Approved Budget for the portion of the Tenant's Work relating to Phase 1A. If Tenant submits to Landlord a construction budget for any Tenant's Work which shows that the cost of Tenant's Work shall exceed the amount of the Tenant Improvement Allowance (a "Deficiency"), Tenant shall pay a pro rata share of any sums requested in a "Funding Request" (as defined below). If there exists a Deficiency for any Tenant Work (by reason of cost overruns or Tenant Changes, as defined below), Landlord's obligation to expand or disburse any portion of the Tenant Improvement Allowance shall be limited, for each Fund Request, to an amount equal to (a) the total amount due under the Fund Request multiplied by (b) a fraction, the numerator of which is the undisbursed balance of the Tenant Improvement Allowance at the commencement of such Tenant's Work and the denominator of which is the Approved Budget for such Tenant's Work. In the alternative, if required by Lender, Tenant agrees to fund the Deficiency into a cash collateral account pledged to the Lender from which disbursements shall be made following full disbursement of the Tenant Improvement Allowance. Tenant shall have until the loan from which the Tenant Improvement Allowance is funded is no longer available to Landlord (through no fault or default of Landlord) to expend the unused portion of the Tenant Improvement Allowance, after which date landlord's obligation to fund such costs shall expire.

         (d) FUNDING REQUESTS. Upon submission by Tenant to Landlord of a statement (a "Funding Request") setting forth the total amount requested (including any Deficiency which may exist) and a reasonably detailed summary of the work preformed (which may be satisfied by a copy of an AIA standard form Application for Payment (G 702) executed by the General Contractor and by the Architect) accompanied by lien releases for the General Contractor and the subcontractors with respect to the prior advance and such other documentation which may be required by the lender of Landlord ("Lender"), within thirty (30) business days following receipt by Landlord of a Funding Request and the accompanying materials, shall advance to Tenant the amount set forth in the Funding Request; provided, however, that with respect to any Funding Requests subject to reduction in accordance with Section 4(c). Landlord shall advance to Tenant the amount calculated in accordance with section 4(c). Tenant shall not make more than one Funding Request in any thirty (30) day period, and any Funding Request (other than the Final Funding Request) shall be for an amount not less than fifty thousand dollars ($50,000.00).

         (e) USE OF THE TENANT IMPROVEMENT ALLOWANCE. The Tenant Improvement Allowance may be used solely for the payment of Cost of Improvements. Nothwithstanding the foregoing, the Tenant Improvement Allowance shall not be used for the payment of i) personal property, equipment or specialty trade fixtures unique to the business of Tenant (which shall not be deemed to include, in any event, laboratory benches and casework or other laboratory furniture);
ii) any work performed by specialty contractors such as data cabling, telephone and data equipment, audio/visual equipment, office furniture systems or security systems; iii) any permitting or construction costs associated therewith specific to the business of Tenant (such as FDA licensing requirements); (iv) charges and expenses for changes to the Approved Plans which have not been approved by Landlord; (v) wages, labor and overhead for overtime and premium time; (vi) additional costs and expenses incurred on account of any contractor's default or construction defects; (vii) offsite management or other general overhead costs of Tenant; (vii) costs for which Tenant has a right of reimbursement from others (including, without limitation, insurers and warranties); or (viii) the cost of bringing the Property into compliance with applicable environmental laws, or other statutes, laws, rules and regulations. The Tenant Improvement Allowance shall in no event be used to purchase any office furniture, tabletop laboratory equipment, telephone equipment, personal property or other non-building system equipment of Tenant. Landlord is under no obligation to bear any portion of the cost for any of Tenant's Work except to the extent of the Tenant Improvement Allowance.

5.       TENANT'S WORK.

         Tenant shall construct and install in the respective Phase the Tenant's Work, substantially in accordance with the Approved Tenant Improvement Plans or, with respect to Tenant's Work not shown on the Approved Tenant Improvement Plans, substantially in accordance with plans and specifications prepared by Tenant and approved in writing by Landlord (which approval shall not be unreasonably withheld, delayed or conditioned). Tenant's Work may be performed concurrently with Landlord's performance of the Base Building Work, provided that Tenant's Work does not unreasonably interfere with the Base Building Work. Tenant's Work shall be performed in accordance with, and shall in all respects be subject to, the terms and conditions of the Lease (to the extent not inconsistent with this Work Letter), and shall also be subject to the following conditions:

         (a) CONTRACTOR REQUIREMENTS. The contractor engaged by Tenant for Tenant's Work, and any subcontractors, shall be duly licensed in California.

         (b) COSTS AND EXPENSES OF TENANT'S WORK. Subject to Landlord's payment or reimbursement obligations under Section 4(b) hereof with respect to the Tenant Improvement Allowance, Tenant shall promptly pay all costs and expenses arising out of the performance of Tenant's Work (including the costs of permits) and shall furnish Landlord with evidence of payment on request.

         (c) INDEMNIFICATION. Tenant shall indemnify, defend (with counsel satisfactory to Landlord) and hold Landlord harmless from all suits, claims, actions, losses, costs and expenses (including, but not limited to, claims for workers' compensation, attorneys' fees and costs) based on personal injury or property damage or contract claims (including, but not limited to, claims for breach of warranty) arising from the performance of Tenant's Work. Tenant shall repair or replace (or, at Landlord's election, reimburse Landlord for the cost of repairing or replacing) any portion of the Improvements and/or any of Landlord's real or personal property or equipment that is damaged, lost or destroyed in the course of or in connection with the performance of Tenant's Work.

         (d) INSURANCE. Tenant's contractors shall obtain and provide to Landlord certificates evidencing workers' compensation, public liability and property damage insurance in amounts and forms and with companies satisfactory to Landlord.

         (e) RISK OF LOSS. All materials, work, installations and decorations of any nature brought onto or installed in the Premises, by or at the direction of Tenant before the commencement of Tenant's rental payment obligations with respect to the applicable Building shall be at Tenant's risk, and neither Landlord nor any party acting on Landlord's behalf shall be responsible for any damage, loss or destruction thereof.

         (f) CONDITION OF TENANT'S WORK. All work performed by Tenant shall be performed in a good and workmanlike manner, shall be free from defects in design, materials and workmanship, and shall be completed in compliance with the plans approved by Landlord for such work in all material respects and in compliance with all applicable governmental laws, ordinances, codes and regulations in force at the time such work is completed. All materials and equipment furnished by Tenant shall be new or like new,

         (g) LANDLORD'S APPROVAL. Any approval or consent by Landlord shall in no way obligate Landlord in any manner whatsoever in respect of the finished product designed and/or constructed by Tenant. Any deficiency in design or construction of the Tenant's Work, although the same has prior approval of Landlord, shall be solely the responsibility of Tenant.

6.       NO AGENCY.

         Nothing contained in this Work Letter shall make or constitute either Landlord or Tenant as the agent of the other.

7.       SURVIVAL.

         Without limiting survival provisions that would otherwise be implied or construed under applicable law, the provisions of Section 5(c) of this Work Letter shall survive the termination of the Lease with respect to matters occurring prior to expiration of the Lease.

8.       TENANT'S AUTHORIZED REPRESENTATIVE.

         Tenant designates Sharron Reiss-Miller, Brigid Makes and William Voight (collectively and individually, "Tenant's Authorized Representative") as the person authorized to approve all plans, drawings, change orders and approvals pursuant to this Work Letter. Landlord shall not be obligated to respond to or act upon any such item until such item has been signed or initialed by Tenant's Authorized Representative.

9.       LANDLORD'S AUTHORIZED REPRESENTATIVE.

         Landlord designates Alan D. Gold, Gary A. Kreitzer and John F. Wilson (collectively and individually, "Landlord's Authorized Representative") as the person authorized to approve all plans, drawings, change orders and approvals pursuant to this Work Letter. Tenant shall not be obligated to respond to or act upon any such item until such item has been signed or initialed by Landlord's Authorized Representative.

10.      SUBJECT TO LEASE.

         This Work Letter is subject in all respects to the terms and conditions of the Lease.

11.      LENDER REQUIREMENTS.

         This Work Letter is subject to the requirements of Lender. Tenant agrees to cooperate with Landlord, at no material cost to Tenant and without materially adversely affecting Tenant's rights or obligations hereunder, in meeting Lender's requirements and in obtaining any required Lender approvals.

12.      MERGER.

         All understanding and agreements, oral and written, heretofore made between the parties hereto and relating to the matters covered herein are merged in this Work Letter, which, along with the Lease and its exhibits, the Partnership Agreement, and the documents referenced therein and contemplated thereby, fully and completely expresses the agreement between Landlord and Tenant with regard to the matters set forth in this Work Letter.

13.      MISCELLANEOUS.

         All references in this Work Letter to a number of days shall be construed to refer to calendar days, unless otherwise specified herein. In all instances where a party's approval is required, if no written notice of disapproval is given within the applicable time period, at the end of that period such party shall be deemed to have given approval and the next succeeding time period shall commence. If any item requiring approval is disapproved by a party in a timely manner, the procedure for preparation of that item and approval shall be repeated.

         IN WITNESS WHEREOF, the parties have executed this Work Letter concurrently with and as of the date of the Lease.

LANDLORD                                   TENANT

INHALE 201 INDUSTRIAL ROAD. L.P., a        INHALE THERAPEUTIC SYSTEMS INC.
California limited partnership             a Delaware corporation


                                           By:
                                              -------------------------------
By: SciMed Prop III, a California          Name:
corporation, its General Partner                -----------------------------
                                           Title:
                                                 ----------------------------

                                           By:
                                                -----------------------------
By:                                        Name:
   -------------------------------              -----------------------------
Name:                                      Title:
     -----------------------------               ----------------------------
Title:
     -----------------------------

By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------

                           SCHEDULE C-1 TO WORK LETTER

               DEFINITION OF BUILDING SHELL AND SITE IMPROVEMENTS


The "BUILDING SHELL" for Building 1 and the Site Improvements referred to in the Work Letter to which this SCHEDULE C-1 is attached shall consist of work described in the following plans:

(attached)

EXHIBIT C-1 TO WORK LETTER

DOWLER-GRUMAN ARCHITECTS

Document Log

Inhale, Bldg. 4, Exterior, Ph-1, 99033
Shell and Site Improvements
==============================================

                                                    CP-4,           CP-4,    Struct. P.C.  2nd P.C.C.
                                               Construction Set  Plan Check   Comments      Revised
SHT. NO.    SHEET NAME                            (11-11-99)     (12-3-99)    (2-7-00)     (2-15-00)
======================================================================================================
A0          Cover Sheet and Project Data              x              x
------------------------------------------------------------------------------------------------------
A0.1        Code Compliance                           x              x
------------------------------------------------------------------------------------------------------
A0.2        Title 24, Energy Compliance               x              x
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
C-1         Existing Topography & Proposed            x              x
            Site Plan
------------------------------------------------------------------------------------------------------
C-2         Site Grading Plan                         x              x
------------------------------------------------------------------------------------------------------
C-3         Sewer/Water & Storm Drain                 x              x
------------------------------------------------------------------------------------------------------
C-3.1       On-Siote Fire System Plan                                x
------------------------------------------------------------------------------------------------------
C-4         Grading / Utility Plan Details            x              x
------------------------------------------------------------------------------------------------------
C-5         Industrial Road Street Improvements       x              x
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
L1.1        Entry Plaza & Courtyard Layout Plan       x              x
------------------------------------------------------------------------------------------------------
L1.2        Entry Plaza & Courtyard Layout Plan       x              x
------------------------------------------------------------------------------------------------------
L2.1        Plaza & Courtyard Layout Plan             x              x
------------------------------------------------------------------------------------------------------
L2.2        Landscape Hardscape Details               x              x
------------------------------------------------------------------------------------------------------
L2.3        Landscape Hardscape Details               x              x
------------------------------------------------------------------------------------------------------
L3.1        Irrigation Plan                           x              x
------------------------------------------------------------------------------------------------------
L4.1        Irrigation Details                        x              x
------------------------------------------------------------------------------------------------------
L4.2        Drip Irrigation Details                   x              x
------------------------------------------------------------------------------------------------------
L5.1        Planting Plan                             x              x
------------------------------------------------------------------------------------------------------
L6.1        Planting Details                          x              x
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
A1.0        Overall Site Plan                         x              x
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
A2.1.1.0    Overall Floor Plan-Level 1                x              x
------------------------------------------------------------------------------------------------------
A2.1.1.1    Phase 1 , Level 1, Floor Plan             x              x
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
A2.1.2.0    Overall Floor Plan-Level 2                x              x
------------------------------------------------------------------------------------------------------
A2.1.2.1    Phase 1 , Level 2, Floor Plan             x              x
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
A2.1.3.0    Overall Floor Plan-Level 3                x              x
------------------------------------------------------------------------------------------------------
A2.1.3.1    Phase 1 , Level 3, Floor Plan             x              x
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
A2.1.4.0    Overall Floor Plan-Level 4                x              x
------------------------------------------------------------------------------------------------------
A2.1.4.1    Phase 1 , Level 4, Floor Plan             x              x
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
A2.1.5.0    Overall Floor Plan Penthouse Level        x              x
------------------------------------------------------------------------------------------------------
A2.1.5.1    Phase 1 , Penthouse Level, Floor Plan     x              x
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
A2.1.6.0    Overall Floor Plan - Roof Level           x              x
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
A2.1.7.0    Not Used
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
A2.1.7.1    Enlarged Plans - Exterior Walls           x              x
------------------------------------------------------------------------------------------------------
A2.1.7.2    Enlarged Plans - Lobby Core               x              x
------------------------------------------------------------------------------------------------------
A2.1.7.3    Enlarged Plans and Sections - Stair No. 2 x              x
------------------------------------------------------------------------------------------------------
A2.1.7.4    Enlarged Plans and Sections - Stair No. 3 x              x
------------------------------------------------------------------------------------------------------
A2.1.7.5    Sections - Stair No. 1                    x              x
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
A3.0        Not Used
------------------------------------------------------------------------------------------------------
A3.1        Door,Window, Wall Type & Mtg Hght Sched.  x              x
------------------------------------------------------------------------------------------------------
A3.1a       Fire Rated System Details                                x
------------------------------------------------------------------------------------------------------
A3.2        Exterior Window Schedule                  x              x
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
A4.0        Not Used
------------------------------------------------------------------------------------------------------
A4.1        Building Sections                         x              x
------------------------------------------------------------------------------------------------------
A4.2        Wall Sections                             x              x
------------------------------------------------------------------------------------------------------
A4.3        Wall Sections                             x              x
------------------------------------------------------------------------------------------------------
A4.4        Wall Sections                             x              x
------------------------------------------------------------------------------------------------------
A4.5        Wall Sections                             x              x
------------------------------------------------------------------------------------------------------
A4.6        Wall Sections                             x              x
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
A5.0        Overall Exterior Elevations               x              x
------------------------------------------------------------------------------------------------------
A5.1        Enlarged Exterior Elevations              x              x
------------------------------------------------------------------------------------------------------
A5.2        Enlarged Exterior Elevations              x              x
------------------------------------------------------------------------------------------------------


                                                                              1

EXHIBIT C-1 TO WORK LETTER

DOWLER-GRUMAN ARCHITECTS

Document Log

Inhale, Bldg. 4, Exterior, Ph-1, 99033
Shell and Site Improvements
==============================================
                                                    CP-4,           CP-4,    Struct. P.C.  2nd P.C.C.
                                               Construction Set  Plan Check   Comments      Revised
SHT. NO.    SHEET NAME                            (11-11-99)     (12-3-99)    (2-7-00)     (2-15-00)
======================================================================================================
A6.0        Not Used
------------------------------------------------------------------------------------------------------
A6.1        Exterior Details - Site                   x              x
------------------------------------------------------------------------------------------------------
A6.2        Exterior Details - Site and Parking       x              x
------------------------------------------------------------------------------------------------------
A6.3        Exterior Details -                        x              x
------------------------------------------------------------------------------------------------------
A6.4        Exterior Details -                        x              x           x
------------------------------------------------------------------------------------------------------
A6.5        Exterior Details -                        x              x
------------------------------------------------------------------------------------------------------
A6.6        Exterior Details -                        x              x           x
------------------------------------------------------------------------------------------------------
A6.7        Exterior Details - Plan                   x              x
------------------------------------------------------------------------------------------------------
A6.8        Exterior Details - Roof                   x              x           x             x
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
A7.0        Not Used
------------------------------------------------------------------------------------------------------
A7.1        Not Used
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
A8.0        Not Used
------------------------------------------------------------------------------------------------------
A8.1        Interior Details                          x              x
------------------------------------------------------------------------------------------------------
A8.2        Not Used
------------------------------------------------------------------------------------------------------
A8.3        Not Used
------------------------------------------------------------------------------------------------------
A8.4        Not Used
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
S2.1.1.0p   Pile Plan                                 x              x           x
------------------------------------------------------------------------------------------------------
S2.1.1.0pc  Pile Cap Plan                             x              x           x
------------------------------------------------------------------------------------------------------
S2.1.1.0    Level 1, Slab Plan                        x              x           x
------------------------------------------------------------------------------------------------------
S2.1.2.0    Level 2, Framing Plan                     x              x           x
------------------------------------------------------------------------------------------------------
S2.1.3.0    Level 3, Framing Plan                     x              x           x             x
------------------------------------------------------------------------------------------------------
S2.1.4.0    Level 4, Framing Plan                     x              x           x             x
------------------------------------------------------------------------------------------------------
S2.1.5.0    Roof Framing Plan                         x              x           x
------------------------------------------------------------------------------------------------------
S2.1.6.0    Penthouse Framing Plan                    x              x           x
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
S3.1.1      Braced Frame Elevations                   x              x           x             x
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
S4.1.1      General Notes & Typical Concrete Details  x              x           x
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
S5.1.1      Concrete Details                          x              x           x
------------------------------------------------------------------------------------------------------
S5.1.2      Pile Cap Details                          x              x           x
------------------------------------------------------------------------------------------------------
S5.1.3      Concrete Slab Details                     x              x           x
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
S7.1.1      Metal Deck Details                        x              x           x
------------------------------------------------------------------------------------------------------
S7.1.2      Typical Steel Framing Details             x              x           x             x
------------------------------------------------------------------------------------------------------
S7.1.3      Steel Column Details                      x              x           x
------------------------------------------------------------------------------------------------------
S7.1.4      Steel Details                             x              x           x             x
------------------------------------------------------------------------------------------------------
S7.1..5     Miscellaneous Steel Details               x              x           x
------------------------------------------------------------------------------------------------------
S7.1.6      Miscellaneous Steel Details                              x           x
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
P1.0        Overall Site Plan Plumging/Process Piping                x
------------------------------------------------------------------------------------------------------
P2.1.1.1    Phase 1, Level 1, Plumbing Plan                          x
------------------------------------------------------------------------------------------------------
P2.1.2.1    Phase 1, Level 2, Plumbing Plan                          x
------------------------------------------------------------------------------------------------------
P2.1.3.1    Phase 1, Level 3, Plumbing Plan                          x
------------------------------------------------------------------------------------------------------
P2.1.4.1    Phase 1, Level 4, Plumbing Plan                          x
------------------------------------------------------------------------------------------------------
P2.1.5.1    Phase 1, Level 5, Plumbing Plan                          x
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
E0.1        One Line Diagram, Details & Schedules     x              x
------------------------------------------------------------------------------------------------------
E1.0        Site Power Plan                           x              x
------------------------------------------------------------------------------------------------------
E1.1        Site Lighting Plan                        x              x
------------------------------------------------------------------------------------------------------
E2.1        Phase 1, Level 1, Lighting Plan           x              x
------------------------------------------------------------------------------------------------------
E2.2        Phase 1, Level 2, Lighting Plan           x              x
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
PK1         Not Used
------------------------------------------------------------------------------------------------------
PK1.1       Fire Truck Turning Radius Study           x              x
------------------------------------------------------------------------------------------------------
PK1.2       Fire Truck Turning Radius Study           x              x
------------------------------------------------------------------------------------------------------
PK1.3       Fire Truck Turning Radius Study           x              x
------------------------------------------------------------------------------------------------------
PK2         Not Used
------------------------------------------------------------------------------------------------------
PK3         Sign Schedule Details                     x              x
------------------------------------------------------------------------------------------------------
PK4         Striping Details                          x              x
------------------------------------------------------------------------------------------------------
PK5         Typical Details                           x              x
------------------------------------------------------------------------------------------------------
PK6         Control Lane Plans & Details              x              x
------------------------------------------------------------------------------------------------------


                                                                              2

EXHIBIT C-1 TO WORK LETTER

DOWLER-GRUMAN ARCHITECTS

Document Log

Inhale, Bldg. 4, Exterior, Ph-1, 99033
Shell and Site Improvements
==============================================
                                                    CP-4,           CP-4,    Struct. P.C.  2nd P.C.C.
                                               Construction Set  Plan Check   Comments      Revised
SHT. NO.    SHEET NAME                            (11-11-99)     (12-3-99)    (2-7-00)     (2-15-00)
======================================================================================================
General Conditions - AIA A201                         x              x
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
            Materials List
------------------------------------------------------------------------------------------------------
            Temporary Materials List
------------------------------------------------------------------------------------------------------
            Structural Outline Specifications
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
DIVISION 1 GENERAL REQUIREMENTS
------------------------------------------------------------------------------------------------------
       1010 Summary of the Work                       x              x
------------------------------------------------------------------------------------------------------
       1020 Allowances                                x              x
------------------------------------------------------------------------------------------------------
       1026 Unit Prices
------------------------------------------------------------------------------------------------------
       1028 Applications for Payment
------------------------------------------------------------------------------------------------------
       1030 Alternates                                x              x
------------------------------------------------------------------------------------------------------
       1045 Cutting and Patching                      x
------------------------------------------------------------------------------------------------------
       1049 Supporting from Building Structure        x              x
------------------------------------------------------------------------------------------------------
       1300 Submittals                                x              x
------------------------------------------------------------------------------------------------------
       1400 Quality Control                           x              x
------------------------------------------------------------------------------------------------------
       1430 Mock-Ups                                  x              x
------------------------------------------------------------------------------------------------------
       1500 Construction Facilities & Temporary       x              x
            Controls
------------------------------------------------------------------------------------------------------
       1540 Site Security & Safety                    x              x
------------------------------------------------------------------------------------------------------
       1600 Materials & Equipment                     x              x
------------------------------------------------------------------------------------------------------
       1640 Hazardous Materials                       x              x
------------------------------------------------------------------------------------------------------
       1700 Contract Closeout                         x              x
------------------------------------------------------------------------------------------------------
       1900 Colors                                    x              x
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
DIVISION 2 SITE WORK
------------------------------------------------------------------------------------------------------
            Outline Specifications
------------------------------------------------------------------------------------------------------
       2050 Demolition
------------------------------------------------------------------------------------------------------
       2200 Earthwork                                 x              x
------------------------------------------------------------------------------------------------------
       2211 Site Grading                              x              x
------------------------------------------------------------------------------------------------------
       2226 Structural Excavation & Backfilling       x              x
------------------------------------------------------------------------------------------------------
       2235 Vapor Barrier & Sand Cushion              x              x
------------------------------------------------------------------------------------------------------
       2300 Piling                                    x              x
------------------------------------------------------------------------------------------------------
       2520 Site Concrete                             x              x
------------------------------------------------------------------------------------------------------
       2525 Specialty Walkway Paving and              x              x
            Surfacing
------------------------------------------------------------------------------------------------------
       2530 Sanitary Sewer
------------------------------------------------------------------------------------------------------
       2630 Storm Drainage
------------------------------------------------------------------------------------------------------
       2700 Site Utilities                            x              x
------------------------------------------------------------------------------------------------------
       2726 Trench Drains                             x              x
------------------------------------------------------------------------------------------------------
       2727 Site Drainage                             x              x
------------------------------------------------------------------------------------------------------
2505/2745   Asphaltic Concrete Paving                 x              x
------------------------------------------------------------------------------------------------------
       2753 Portland Cement Concrete Paving
------------------------------------------------------------------------------------------------------
       2770 Curbs and Gutters
------------------------------------------------------------------------------------------------------
       2810 Irrigation Systems                        x              x
------------------------------------------------------------------------------------------------------
       2830 Retaining Walls
------------------------------------------------------------------------------------------------------
       2920 Soil Preparation                          x              x
------------------------------------------------------------------------------------------------------
       2950 Trees, Plants, and Groundcovers           x              x
------------------------------------------------------------------------------------------------------
       2970 Landscape Maintenance                     x              x
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
DIVISION 3 CONCRETE
------------------------------------------------------------------------------------------------------
       3100 Concrete Formwork                         x              x
------------------------------------------------------------------------------------------------------
       3200 Concrete Reinforcement                    x              x
------------------------------------------------------------------------------------------------------
       3300 Cast-in-Place Concrete                    x              x
------------------------------------------------------------------------------------------------------
       3410 Glass Fiber Reinforced Concrete Panels    x              x
------------------------------------------------------------------------------------------------------
       3450 Architectural Precast Concrete
------------------------------------------------------------------------------------------------------
       3455 Glass Fiber Reinforced Concrete           x              x
            Wall Panels
------------------------------------------------------------------------------------------------------
       3600 Concrete Tests and Inspections            x              x
------------------------------------------------------------------------------------------------------


                                                                              3

EXHIBIT C-1 TO WORK LETTER

DOWLER-GRUMAN ARCHITECTS

Document Log

Inhale, Bldg. 4, Exterior, Ph-1, 99033
Shell and Site Improvements
==============================================
                                                    CP-4,           CP-4,    Struct. P.C.  2nd P.C.C.
                                               Construction Set  Plan Check   Comments      Revised
SHT. NO.    SHEET NAME                            (11-11-99)     (12-3-99)    (2-7-00)     (2-15-00)
======================================================================================================
DIVISION 4 MASONRY
------------------------------------------------------------------------------------------------------
       4220 Concrete Unit Masonry
------------------------------------------------------------------------------------------------------
       4400 Stone
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
DIVISION 5 METALS
------------------------------------------------------------------------------------------------------
       5120 Structural Steel                          x              x
------------------------------------------------------------------------------------------------------
       5310 Steel Decking                             x              x
------------------------------------------------------------------------------------------------------
       5440 Light Gauge Framing                       x              x
------------------------------------------------------------------------------------------------------
       5445 Metal Wall Panels
------------------------------------------------------------------------------------------------------
       5500 Metal Fabrications                        x              x
------------------------------------------------------------------------------------------------------
       5510 Metal Stairs                              x              x
------------------------------------------------------------------------------------------------------
       5800 Expansion Control
------------------------------------------------------------------------------------------------------
       5805 Expansion Joint Covers                    x              x
------------------------------------------------------------------------------------------------------
       5999 Miscellaneous Metals                      x              x
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
DIVISION 6 WOOD & PLASTICS
------------------------------------------------------------------------------------------------------
       6100 Rough Carpentry                           x              x
------------------------------------------------------------------------------------------------------
       6200 Finish Carpentry                          x              x
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
DIVISION 7 THERMAL & MOISTURE PROTECTION
------------------------------------------------------------------------------------------------------
       7100 Waterproofing & Dampproofing
------------------------------------------------------------------------------------------------------
       7130 Below Grade Waterproofing                 x              x
------------------------------------------------------------------------------------------------------
       7142 Rubberized Asphalt Membrane               x              x
               Waterproofing
------------------------------------------------------------------------------------------------------
       7145 Crystallization Waterproofing             x              x
------------------------------------------------------------------------------------------------------
       7200 Insulation                                x              x
------------------------------------------------------------------------------------------------------
       7240 Exterior Insulation Finish System (EIFS)  x              x
------------------------------------------------------------------------------------------------------
       7400 Factory Formed Metal Panel System         x              x
------------------------------------------------------------------------------------------------------
       7410 Composite Aluminum Building Panels
------------------------------------------------------------------------------------------------------
       7450 Mineral Fiber Siding                      x              x
------------------------------------------------------------------------------------------------------
       7511 Built-up Roofing (Metal Deck)             x              x
------------------------------------------------------------------------------------------------------
       7610 Metal Roofing                             x              x
------------------------------------------------------------------------------------------------------
       7600 Flashing & Sheet Metal                    x              x
------------------------------------------------------------------------------------------------------
       7700 Roof Accessories                          x              x
------------------------------------------------------------------------------------------------------
       7810 Sparyu Applied Fire Resistive Coating     x              x
------------------------------------------------------------------------------------------------------
       7815 Intumescent Coatings                      x              x
------------------------------------------------------------------------------------------------------
       7840 Firesstoppping and Smokeseals             x              x
------------------------------------------------------------------------------------------------------
       7915 Compression Seals                         x              x
------------------------------------------------------------------------------------------------------
       7920 Sealants & Caulking                       x              x
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
DIVISION 8 DOORS & WINDOWS
------------------------------------------------------------------------------------------------------
       8100 Hollow Metal Doors & Frames               x              x
------------------------------------------------------------------------------------------------------
       8200 Wood Doors                                x              x
------------------------------------------------------------------------------------------------------
       8300 Special Doors                             x              x
------------------------------------------------------------------------------------------------------
       8499 Exterior Aluminum door & Glass Systems    x              x
------------------------------------------------------------------------------------------------------
       8710 Finish Hardware                           x              x
------------------------------------------------------------------------------------------------------
       8800 Glazing                                   x              x
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
DIVISION 9 FINISHES
------------------------------------------------------------------------------------------------------
       9290 Drywall Systems                           x              x
------------------------------------------------------------------------------------------------------
       9300 Ceramic Tile
------------------------------------------------------------------------------------------------------
       9900 Painting                                  x              x
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
DIVISION 10 SPECIALTIES
------------------------------------------------------------------------------------------------------
      10210 Louvers                                   x              x
------------------------------------------------------------------------------------------------------
      10430 Exterior Signs
------------------------------------------------------------------------------------------------------
      10440 Interior Signs
------------------------------------------------------------------------------------------------------
      10999 Miscellaneous Specialties
------------------------------------------------------------------------------------------------------


                                                                              4

EXHIBIT C-1 TO WORK LETTER

DOWLER-GRUMAN ARCHITECTS

Document Log

Inhale, Bldg. 4, Exterior, Ph-1, 99033
Shell and Site Improvements
==============================================
                                                    CP-4,           CP-4,    Struct. P.C.  2nd P.C.C.
                                               Construction Set  Plan Check   Comments      Revised
SHT. NO.    SHEET NAME                            (11-11-99)     (12-3-99)    (2-7-00)     (2-15-00)
======================================================================================================
------------------------------------------------------------------------------------------------------
DIVISION 11 EQUIPMENT
------------------------------------------------------------------------------------------------------
      11150 Parking Control Equipment                 x              x
------------------------------------------------------------------------------------------------------
      11160 Loading Dock Equipment                    x              x
------------------------------------------------------------------------------------------------------
      11170 Waste Handling Equipment
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
DIVISION 12 FURNISHINGS
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
DIVISION 13 SPECIAL CONSTRUCTION
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
DIVISION 14 CONVEYING SYSTEMS
------------------------------------------------------------------------------------------------------
      14240 Passenger Elevators (2- 4 stops)          x              x
------------------------------------------------------------------------------------------------------
      14245 Freight Elevators (1-3 stops)
------------------------------------------------------------------------------------------------------
      14600 Jib Crane & Hoist                         x              x
------------------------------------------------------------------------------------------------------
      14610 Davit System
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
DIVISION 15 MECHANICAL (Design by Murphy)
------------------------------------------------------------------------------------------------------
            Outline Mechanicl Equipment
              Specifications
------------------------------------------------------------------------------------------------------
      15400 Plumbing                                  x              x
------------------------------------------------------------------------------------------------------
      15500 Heating, Ventilating, & Air Conditioning
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
DIVISION 16 ELECTRICAL (Silverman & Light)
------------------------------------------------------------------------------------------------------
            Outline Electrical Specifications
------------------------------------------------------------------------------------------------------
      16010 Electrical General Provisions             x              x
------------------------------------------------------------------------------------------------------
      16050 Basic Materials and Methods               x              x
------------------------------------------------------------------------------------------------------
      16195 Electrical Identification
------------------------------------------------------------------------------------------------------
      16250 Automatic Transfer Switches
------------------------------------------------------------------------------------------------------
      16400 Service and Distribution
------------------------------------------------------------------------------------------------------
      16500 Lighting
------------------------------------------------------------------------------------------------------
      16620 Emergency Generators
------------------------------------------------------------------------------------------------------
      16721 Fire Alarm/Life Safety System
------------------------------------------------------------------------------------------------------
      16900 Electrical Controls
------------------------------------------------------------------------------------------------------
      16901 Electrical Sensing and Measurement
------------------------------------------------------------------------------------------------------
      16920 Motor Control Centers
------------------------------------------------------------------------------------------------------
      16950 Testing Requirements
------------------------------------------------------------------------------------------------------
      16960 Short Circuit Analysis and Coordination
------------------------------------------------------------------------------------------------------

                           SCHEDULE C-2 TO WORK LETTER

                           DEFINITION OF BUILDING CORE


The "BUILDING CORE" for Building 1 as defined in the Work Letter to which this SCHEDULE C-2 is attached shall consist of work described in the following plans: (attached)

EXHIBIT C-2 TO WORK LETTER

DOWLER-GRUMAN ARCHITECTS

Documents Log

Inhale, Bldg. 4, Interior, Ph-1, 99086
Tenant Improvements

========================================

                                                     Design     Progress    Plan
                                                   Development    Print     Check     Bld Set
SHT. NO.    SHEET NAME                              (10-29-99)  (12-7-99)  (1-7-00)  (2-28-00)
==================================================================================================
ARCHITECTURAL
==================================================================================================
A0          Cover Sheet and Project Data                x           x         x          x
--------------------------------------------------------------------------------------------------
A0.1        Code Compliance                             x           x         x          x
--------------------------------------------------------------------------------------------------
A0.2        Phase A, Level-4, Code Compliance                       x         x          x
--------------------------------------------------------------------------------------------------
A0.3        Title 24 Code Compliance
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
A1.0        Overall Site Plan                                                 R          R
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
A2.1.1.1    Phase A , Level 1, Floor Plan               x           x         x          x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
A2.1.2.1    Phase A , Level 2, Floor Plan               x           x         x          x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
A2.1.3.1    Phase A , Level 3, Floor Plan               x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
A2.1.3.1r   Phase A, Level 3, Reflected Ceiling Plan    x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
A2.1.4.1    Phase A , Level 4, Floor Plan               x           x         x          x
--------------------------------------------------------------------------------------------------
A2.1.4.2    Phase A , Level 4, Area A, Floor Plan       x           x         x          x
--------------------------------------------------------------------------------------------------
A2.1.4.3    Phase A , Level 4, Area B, Floor Plan       x           x         x          x
--------------------------------------------------------------------------------------------------
A2.1.4.4    Phase A , Level 4, Area C, Floor Plan       x           x         x          x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
A2.1.5.1    Phase A , Penthouse Level, Floor Plan       x           x         x          x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
A2.1.7.1    Not Used
--------------------------------------------------------------------------------------------------
A2.1.7.2    Phase A, Enlarged Plans, Lobby Core         x           x         x          x
--------------------------------------------------------------------------------------------------
A2.1.7.3    Enlarged Plans - Stairs No. 2 & 3           x           x         x          x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
A2.1.4.2c   Phase A , Level 4, Area A, Casework Plan                x         x          x
--------------------------------------------------------------------------------------------------
A2.1.4.3c   Phase A , Level 4, Area B, Casework Plan                x         x          x
--------------------------------------------------------------------------------------------------
A2.1.4.4c   Phase A , Level 4, Area C, Casework Plan                x         x          x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
A2.1.4.2q   Phase A , Level 4, Area A, Equipment Plan                         x          x
--------------------------------------------------------------------------------------------------
A2.1.4.3q   Phase A , Level 4, Area B, Equipment Plan                         x          x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
A2.1.4.1f   Phase A, Level 4, Finish Plan                           x         x          x
--------------------------------------------------------------------------------------------------
A2.1.4.2f   Phase A , Level 4, Area A, Finish Plan                  x         x          x
--------------------------------------------------------------------------------------------------
A2.1.4.3f   Phase A , Level 4, Area B, Finish Plan                  x         x          x
--------------------------------------------------------------------------------------------------
A2.1.4.4f   Phase A , Level 4, Area C, Finish Plan                  x         x          x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
A2.1.7.1f   Not Used
--------------------------------------------------------------------------------------------------
A2.1.7.2f   Phase A, Lobby Core, Finish Plans                       x         x          x
--------------------------------------------------------------------------------------------------
A2.1.7.3f   Stairs No. 2 & 3 Finish Plans                           x         x          x
--------------------------------------------------------------------------------------------------


                                                                              1


EXHIBIT C-2 TO WORK LETTER

DOWLER-GRUMAN ARCHITECTS

Documents Log

Inhale, Bldg. 4, Interior, Ph-1, 99086
Tenant Improvements

========================================

                                                     Design     Progress    Plan
                                                   Development    Print     Check     Bld Set
SHT. NO.    SHEET NAME                              (10-29-99)  (12-7-99)  (1-7-00)  (2-28-00)
==================================================================================================
A2.1.4.1r   Phase A, Level 4, Reflected Ceiling Plan    x                     x          x
--------------------------------------------------------------------------------------------------
A2.1.4.2r   Phase A , Level 4, Area A, RCP                                    x          x
--------------------------------------------------------------------------------------------------
A2.1.4.3r   Phase A , Level 4, Area B, RCP                                    x          x
--------------------------------------------------------------------------------------------------
A2.1.4.4r   Phase A , Level 4, Area C, RCP                                    x          x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
A2.1.7.1r   Not Used
--------------------------------------------------------------------------------------------------
A2.1.7.2r   Phase A, Lobby Core, Reflected Ceiling                            x          x
              Plan
--------------------------------------------------------------------------------------------------
A2.1.7.3r   Stairs No. 2 & 3 Refl. Ceiling                                    x          x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
A3.0        Not Used
--------------------------------------------------------------------------------------------------
A3.1        Door & Window Schedule                      x           x         x          x
--------------------------------------------------------------------------------------------------
A3.2        Partition Types                                         x         x          x
--------------------------------------------------------------------------------------------------
A3.3        Casework Schedule                                       x         x          x
--------------------------------------------------------------------------------------------------
A3.4        Penetration Details                                     x         x          x
--------------------------------------------------------------------------------------------------
A3.5.1      Equipment Matrix
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
A4.0        Not Used
--------------------------------------------------------------------------------------------------
A4.1        Wall Sections                                           x         x          x
--------------------------------------------------------------------------------------------------
A4.2        Wall Details                                x           x         x          x
--------------------------------------------------------------------------------------------------
A4.3        Not Used                                    x
--------------------------------------------------------------------------------------------------
A4.4        Not Used                                    x
--------------------------------------------------------------------------------------------------
A4.5        Not Used                                    x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
A7.0        Not Used
--------------------------------------------------------------------------------------------------
A7.1        Interior Sections                           x           x         x          x
--------------------------------------------------------------------------------------------------
A7.2        Interior Sections                           x           x         x          x
--------------------------------------------------------------------------------------------------
A7.3        Interior Elevations                                     x         x          x
--------------------------------------------------------------------------------------------------
A7.4        Interior Elevations                                     x         x          x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
A8.0        Not Used
--------------------------------------------------------------------------------------------------
A8.1        Interior Details - Doors & Windows                      x         x          x
--------------------------------------------------------------------------------------------------
A8.2        Interior Details -Partitions                            x         x          x
--------------------------------------------------------------------------------------------------
A8.3        Interior Details - Finishes & Exterior                  x         x          x
              Details - Roofing
--------------------------------------------------------------------------------------------------
A8.4        Ineterior Details - Ceiling                             x         x          x
--------------------------------------------------------------------------------------------------
A8.5        Interior Details - Casework                             x         x          x
--------------------------------------------------------------------------------------------------
A8.6        Interior Details - Miscellaneous                        x         x          x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
STRUCTURAL
--------------------------------------------------------------------------------------------------
S2.1.4.1    Framing Plan, Level 4, Phase A                                    x          x
--------------------------------------------------------------------------------------------------
S2.1.5.1    Roof Framing Plan                                                 x          x
--------------------------------------------------------------------------------------------------
S7.1.6      Misc. Details                                                     x          x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------


                                                                              2


EXHIBIT C-2 TO WORK LETTER

DOWLER-GRUMAN ARCHITECTS

Documents Log

Inhale, Bldg. 4, Interior, Ph-1, 99086
Tenant Improvements

========================================

                                                         Design     Progress    Plan
                                                       Development    Print     Check     Bld Set
SHT. NO.    SHEET NAME                                  (10-29-99)  (12-7-99)  (1-7-00)  (2-28-00)
==================================================================================================
MECHANICAL
--------------------------------------------------------------------------------------------------
M-0.1       Mechanical Equipment Schedule                   x           x         x          x
--------------------------------------------------------------------------------------------------
MT-24       Mechanical Titel-24 Compliance                                        x          x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
M2.1.2.2    Phase A, Level 2, Area A, Mechanical Plan                             x          x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
M2.1.4.1    Phase A, Level 4, Mechanical Plan                           x         x          x
--------------------------------------------------------------------------------------------------
M2.1.4.2    Phase A, Level 4, Area A, Mechanical Plan                             x          x
--------------------------------------------------------------------------------------------------
M2.1.4.3    Phase A, Level 4, Area B, Mechanical Plan                             x          x
--------------------------------------------------------------------------------------------------
M2.1.4.4    Phase A, Level 4, Area C, Mechanical Plan                             x          x
--------------------------------------------------------------------------------------------------
M2.1.7.2    Enlarged Mechanical Lobby Core Plans                                             x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
M2.1.5.1    Phase A, Penthouse Level, Mechanical Plan       x           x         x          x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
M3.1        Mechanical Sections & Details                               x         x          x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
PLUMBING
--------------------------------------------------------------------------------------------------
P0          General                                                               x          x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
P2.1.1.1    Phase A, Level 1, Piping Plan                                         x          x
--------------------------------------------------------------------------------------------------
P2.1.2.1    Phase A, Level 2, Piping Plan                                         x          x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
P2.1.3.1    Phase A, Level 3, Piping Plan                                         x          x
--------------------------------------------------------------------------------------------------
P2.1.3.2    Phase A, Level 3, Area A, Piping Plan                                 x          x
--------------------------------------------------------------------------------------------------
P2.1.3.3    Phase A, Level 3, Area B, Piping Plan                                 x          x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
P2.1.4.1    Phase A, Level 4, Piping Plan                                         x          x
--------------------------------------------------------------------------------------------------
P2.1.4.2    Phase A, Level 4, Area A, Piping Plan                                 x          x
--------------------------------------------------------------------------------------------------
P2.1.4.3    Phase A, Level 4, Area B, Piping Plan                                 x          x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
P2.1.5.1    Phase A, Penthouse Level, Piping Plan                                 x          x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
P3.1        Enlarged Toilet Core Plans, Isometric, Riser                          x          x
--------------------------------------------------------------------------------------------------
P4.1        Partial 4th Flr. Plan, Mechanical Room                      x         x          x
              and Detail
--------------------------------------------------------------------------------------------------
P6.1        Details                                                               x          x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
P2.1        Partial Third Floor Plan Mechanical             x
              Room and detail piping
--------------------------------------------------------------------------------------------------
P2.1.3.1    Partial Third Floor Plan - Piping               x
--------------------------------------------------------------------------------------------------
P2.1.3.2    Partial Third Floor Plan Piping                 x
--------------------------------------------------------------------------------------------------
P2.1.3.3    Partial Third Floor Plan - Piping               x
--------------------------------------------------------------------------------------------------
P2.1.3.4    Partial Third Floor Plan - Piping               x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------


                                                                              3


EXHIBIT C-2 TO WORK LETTER

DOWLER-GRUMAN ARCHITECTS

Documents Log

Inhale, Bldg. 4, Interior, Ph-1, 99086
Tenant Improvements

========================================

                                                         Design     Progress    Plan
                                                       Development    Print     Check     Bld Set
SHT. NO.    SHEET NAME                                  (10-29-99)  (12-7-99)  (1-7-00)  (2-28-00)
==================================================================================================
ELECTRICAL
--------------------------------------------------------------------------------------------------
E0.1        Legend, Titel 24 and Schedules                                        x          x
--------------------------------------------------------------------------------------------------
E0.2        One Line Diagram                                                      x          x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
E2.1.1.1    Phase A, Level 1, Electrical Plan                                     x          x
--------------------------------------------------------------------------------------------------
E2.1.2.1    Phase A, Level 2, Electrical Plan                           x         x          x
--------------------------------------------------------------------------------------------------
E2.1.3.1    Phase A, Level 3, Electrical Plan                           x         x          x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
E2.1.4.1    Phase A, Level 4, Electrical Plan                           x         x          x
--------------------------------------------------------------------------------------------------
E2.1.4.2    Phase A, Level 4, Area A, Electrical Plan                             x          x
--------------------------------------------------------------------------------------------------
E2.1.4.3    Phase A, Level 4, Area B, Electrical Plan                             x          x
--------------------------------------------------------------------------------------------------
E2.1.4.4    Phase A, Level 4, Area C, Electrical Plan                             x          x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
E2.1.5.1    Phase A, Penthouse Level, Electrical Plan                             x          x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
E6.0        Panel Schedules                                                       x          x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
            Interior Phase 1, Level 4, Power Plan           x
--------------------------------------------------------------------------------------------------
            2nd Floor Power Plan                            x
--------------------------------------------------------------------------------------------------
            3rd Floor Power Plan                            x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------


                                                                              4



EXHIBIT C-2 TO WORK LETTER

DOWLER-GRUMAN ARCHITECTS

Documents Log

Inhale, Bldg. 4, Interior, Ph-1, 99086
Tenant Improvements

========================================

                                                     Design     Progress    Plan
                                                   Development    Print     Check     Bld Set
SHT. NO.    SHEET NAME                              (10-29-99)  (12-7-99)  (1-7-00)  (2-28-00)
==================================================================================================
General Conditions -AIA 111,  AIA A201                                        x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
DIVISION 1 GENERAL REQUIREMENTS
--------------------------------------------------------------------------------------------------
       1010 Summary of the Work                                               x
--------------------------------------------------------------------------------------------------
       1018 Owner Furnished Equipment                                         x
--------------------------------------------------------------------------------------------------
       1020 Allowances                                                        x
--------------------------------------------------------------------------------------------------
       1030 Alternates                                                        x
--------------------------------------------------------------------------------------------------
       1045 Cutting and Patching                                              x
--------------------------------------------------------------------------------------------------
       1049 Supporting from Building Structure                                x
--------------------------------------------------------------------------------------------------
       1300 Submittals                                                        x
--------------------------------------------------------------------------------------------------
       1400 Quality Control                                                   x
--------------------------------------------------------------------------------------------------
       1430 Mock-Ups                                                          x
--------------------------------------------------------------------------------------------------
       1500 Construction Facilities & Temporary                               x
              Controls
--------------------------------------------------------------------------------------------------
       1540 Site Security & Safety                                            x
--------------------------------------------------------------------------------------------------
       1600 Materials & Equipment                                             x
--------------------------------------------------------------------------------------------------
       1640 Hazardous Materials                                               x
--------------------------------------------------------------------------------------------------
       1700 Contract Closeout                                                 x
--------------------------------------------------------------------------------------------------
       1900 Colors                                                            x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
DIVISION 2 SITE WORK
--------------------------------------------------------------------------------------------------
       2070 Selective Demolition                                              x
--------------------------------------------------------------------------------------------------
       2831 Chain Link Fence and Gate                                         x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
DIVISION 3 CONCRETE
--------------------------------------------------------------------------------------------------
       3320 Leveling Topping                                                  x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
DIVISION 4 MASONRY
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
DIVISION 5 METALS
--------------------------------------------------------------------------------------------------
       5999 Miscellaneous Metals                                              x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
DIVISION 6 WOOD & PLASTICS
--------------------------------------------------------------------------------------------------
       6200 Finish Carpentry                                                  x
--------------------------------------------------------------------------------------------------
       6410 Custom Casework                                                   x
--------------------------------------------------------------------------------------------------
       6640 FRP Panels                                                        x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
DIVISION 7 THERMAL & MOISTURE PROTECTION
--------------------------------------------------------------------------------------------------
       7200 Insulation                                                        x
--------------------------------------------------------------------------------------------------
       7510 Repairs to Existing Built-up                                      x
              Bituminous Roofing
--------------------------------------------------------------------------------------------------
       7600 Flashing & Sheet Metal                                            x
--------------------------------------------------------------------------------------------------
       7840 Firesstoppping and Smokeseals                                     x
--------------------------------------------------------------------------------------------------
       7920 Sealants & Caulking                                               x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
DIVISION 8 DOORS & WINDOWS
--------------------------------------------------------------------------------------------------
       8100 Hollow Metal Doors & Frames                                       x
--------------------------------------------------------------------------------------------------
       8305 Access Doors                                                      x
--------------------------------------------------------------------------------------------------
       8710 Finish Hardware                                                   x
--------------------------------------------------------------------------------------------------
       8800 Glazing                                                           x
--------------------------------------------------------------------------------------------------



                                                                              5



EXHIBIT C-2 TO WORK LETTER

DOWLER-GRUMAN ARCHITECTS

Documents Log

Inhale, Bldg. 4, Interior, Ph-1, 99086
Tenant Improvements

========================================

                                                     Design     Progress    Plan
                                                   Development    Print     Check     Bld Set
SHT. NO.    SHEET NAME                              (10-29-99)  (12-7-99)  (1-7-00)  (2-28-00)
==================================================================================================
--------------------------------------------------------------------------------------------------
DIVISION 9 FINISHES
--------------------------------------------------------------------------------------------------
       9290 Drywall Systems                                                   x
--------------------------------------------------------------------------------------------------
       9500 Acoustical Treatment                                              x
--------------------------------------------------------------------------------------------------
       9600 Stone Flooring                                                    x
--------------------------------------------------------------------------------------------------
       9650 Resilient Flooring                                                x
--------------------------------------------------------------------------------------------------
       9680 Carpeting                                                         x
--------------------------------------------------------------------------------------------------
       9800 Special Coatings                                                  x
--------------------------------------------------------------------------------------------------
       9900 Painting                                                          x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
DIVISION 10 SPECIALTIES
--------------------------------------------------------------------------------------------------
      10100 Markerboard and Tackboard                                         x
--------------------------------------------------------------------------------------------------
      10150 Metal Toilet Partitions                                           x
--------------------------------------------------------------------------------------------------
      10260 Corner Guards                                                     x
--------------------------------------------------------------------------------------------------
      10441 Accessibility and Safety Signage                                  x
--------------------------------------------------------------------------------------------------
      10520 Fire Extinguisher Cabinets and                                    x
              Accessories
--------------------------------------------------------------------------------------------------
      10605 Mesh Partitions                                                   x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
DIVISION 11 EQUIPMENT
--------------------------------------------------------------------------------------------------
      11132 Projection Screens                                                x
--------------------------------------------------------------------------------------------------
      11455 Appliances                                                        x
--------------------------------------------------------------------------------------------------
      11600 Laboratory Equipment                                              x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
DIVISION 12 FURNISHINGS
--------------------------------------------------------------------------------------------------
      12500 Window Treatment                                                  x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
DIVISION 13 SPECIAL CONSTRUCTION
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
DIVISION 14 CONVEYING SYSTEMS
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
DIVISION 15 MECHANICAL (Design by Murphy)
--------------------------------------------------------------------------------------------------
      15400 Plumbing                                                          x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
DIVISION 16 ELECTRICAL (Silverman & Light)
--------------------------------------------------------------------------------------------------
      16010 Electrical General Provisions                                     x
--------------------------------------------------------------------------------------------------
      16050 Basic Materials and Methods                                       x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                           SCHEDULE C-3 TO WORK LETTER

                        DEFINITION OF TENANT IMPROVEMENTS


The TENANT IMPROVEMENTS FOR BUILDING 1 referred to in the Work Letter to which this SCHEDULE C-2 are described by the following plans: (attached)

EXHIBIT C-3 TO WORK LETTER

DOWLER-GRUMAN ARCHITECTS

Document Log

Inhale, Bldg. 4, Interior, Ph-1, 99086
Core Improvements
=============================================

                                                           Design    Progress    Plan
                                                        Development    Print     Check     Bld set
SHT. NO.    SHEET NAME                                   (10-29-99)  (12-7-99)  (1-7-00)  (2-28-00)
=====================================================================================================
ARCHITECTURAL
=====================================================================================================
A0          Cover Sheet and Project Data                      x          x         x          x
-----------------------------------------------------------------------------------------------------
A0.1        Code Compliance                                   x          x         x          x
-----------------------------------------------------------------------------------------------------
A0.2        Phase A, Level-4, Code Compliance                            x         x          x
-----------------------------------------------------------------------------------------------------
A0.3        Title 24 Code Compliance
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
A1.0        Overall Site Plan                                                      R          x
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
A2.1.1.1    Phase A , Level 1, Floor Plan                     x          x         x          x
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
A2.1.2.1    Phase A , Level 2, Floor Plan                     x          x         x          x
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
A2.1.3.1    Phase A , Level 3, Floor Plan                     x
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
A2.1.3.1r   Phase A, Level 3, Reflected Ceiling Plan          x
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
A2.1.4.1    Phase A , Level 4, Floor Plan                     x          x         x          x
-----------------------------------------------------------------------------------------------------
A2.1.4.4    Phase A , Level 4, Area C, Floor Plan             x          x         x          x
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
A2.1.5.1    Phase A , Penthouse Level, Floor Plan             x          x         x          x
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
A2.1.7.2    Phase A, Enlarged Plans, Lobby Core               x          x         x          x
-----------------------------------------------------------------------------------------------------
A2.1.7.3    Enlarged Plans - Stairs No. 2 & 3                 x          x         x          x
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
A2.1.4.1f   Phase A, Level 4, Finish Plan                                x         x          x
-----------------------------------------------------------------------------------------------------
A2.1.4.4f   Phase A , Level 4, Area C, Finish Plan                       x         x          x
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
A2.1.7.2f   Phase A, Lobby Core, Finish Plans                            x         x          x
-----------------------------------------------------------------------------------------------------
A2.1.7.3f   Stairs No. 2 & 3 Finish Plans                                x         x          x
-----------------------------------------------------------------------------------------------------


                                                                              1


EXHIBIT C-3 TO WORK LETTER

DOWLER-GRUMAN ARCHITECTS

Document Log

Inhale, Bldg. 4, Interior, Ph-1, 99086
Core Improvements
=============================================

                                                             Design    Progress    Plan
                                                          Development    Print     Check     Bld set
SHT. NO.    SHEET NAME                                     (10-29-99)  (12-7-99)  (1-7-00)  (2-28-00)
=====================================================================================================
A2.1.4.1r   Phase A, Level 4, Reflected Ceiling Plan            x                    x          x
-----------------------------------------------------------------------------------------------------
A2.1.4.4r   Phase A , Level 4, Area C, RCP                                           x          x
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
A2.1.7.2r   Phase A, Lobby Core, Reflected Ceiling Plan                              x          x
-----------------------------------------------------------------------------------------------------
A2.1.7.3r   Stairs No. 2 & 3 Refl. Ceiling                                           x          x
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
A3.1        Door & Window Schedule                              x          x         x          x
-----------------------------------------------------------------------------------------------------
A3.2        Partition Types                                     x         x          x
-----------------------------------------------------------------------------------------------------
A3.4        Penetration Details                                 x         x          x
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
A4.1        Wall Sections                                       x         x          x
-----------------------------------------------------------------------------------------------------
A4.2        Wall Details                                        x          x         x          x
-----------------------------------------------------------------------------------------------------
A7.2        Interior Sections                                   x          x         x          x
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
A8.1        Interior Details - Doors & Windows                             x         x          x
-----------------------------------------------------------------------------------------------------
A8.2        Interior Details -Partitions                                   x         x          x
-----------------------------------------------------------------------------------------------------
A8.3        Interior Details - Finishes & Exterior                         x         x          x
              Details - Roofing
-----------------------------------------------------------------------------------------------------
A8.4        Interior Details - Ceiling                                     x         x          x
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
STRUCTURAL
-----------------------------------------------------------------------------------------------------
S2.1.4.1    Framing Plan, Level 4, Phase A                                           x          x
-----------------------------------------------------------------------------------------------------
S2.1.5.1    Roof Framing Plan                                                        x          x
-----------------------------------------------------------------------------------------------------
S7.1.6      Misc. Details                                                            x          x
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------



                                                                              2


EXHIBIT C-3 TO WORK LETTER

DOWLER-GRUMAN ARCHITECTS

Document Log

Inhale, Bldg. 4, Interior, Ph-1, 99086
Core Improvements
=============================================

                                                             Design    Progress    Plan
                                                          Development    Print     Check     Bld set
SHT. NO.    SHEET NAME                                     (10-29-99)  (12-7-99)  (1-7-00)  (2-28-00)
=====================================================================================================
MECHANICAL
-----------------------------------------------------------------------------------------------------
M-0.1       Mechanical Equipment Schedule                       x          x         x          x
-----------------------------------------------------------------------------------------------------
MT-24       Mechanical Titel-24 Compliance                                           x          x
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
M2.1.2.2    Phase A, Level 2, Area A, Mechanical Plan                                x          x
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
M2.1.4.1    Phase A, Level 4, Mechanical Plan                              x         x          x
-----------------------------------------------------------------------------------------------------
M2.1.4.2    Phase A, Level 4, Area A, Mechanical Plan                                x          x
-----------------------------------------------------------------------------------------------------
M2.1.4.4    Phase A, Level 4, Area C, Mechanical Plan                                x          x
-----------------------------------------------------------------------------------------------------
M2.1.7.2    Enlarged Mechanical Lobby Core Plans                                                x
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
M2.1.5.1    Phase A, Penthouse Level, Mechanical Plan           x          x         x          x
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
M3.1        Mechanical Sections & Details                                  x         x          x
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
PLUMBING
-----------------------------------------------------------------------------------------------------
P0          General                                                          x          x
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
P2.1.1.1    Phase A, Level 1, Piping Plan                                    x          x
-----------------------------------------------------------------------------------------------------
P2.1.2.1    Phase A, Level 2, Piping Plan                                    x          x
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
P2.1.4.1    Phase A, Level 4, Piping Plan                                    x          x
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
P6.1        Details                                                          x          x
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------



                                                                              3


EXHIBIT C-3 TO WORK LETTER

DOWLER-GRUMAN ARCHITECTS

Document Log

Inhale, Bldg. 4, Interior, Ph-1, 99086
Core Improvements
=============================================

                                                             Design    Progress    Plan
                                                          Development    Print     Check     Bld set
SHT. NO.    SHEET NAME                                     (10-29-99)  (12-7-99)  (1-7-00)  (2-28-00)
=====================================================================================================

ELECTRICAL
-----------------------------------------------------------------------------------------------------
E0.1        Legend, Titel 24 and Schedules                                           x          x
-----------------------------------------------------------------------------------------------------
E0.2        One Line Diagram                                                         x          x
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
E2.1.1.1    Phase A, Level 1, Electrical Plan                                        x          x
-----------------------------------------------------------------------------------------------------
E2.1.2.1    Phase A, Level 2, Electrical Plan                              x         x          x
-----------------------------------------------------------------------------------------------------
E2.1.3.1    Phase A, Level 3, Electrical Plan                      x         x          x
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
E2.1.4.1    Phase A, Level 4, Electrical Plan                      x         x          x
-----------------------------------------------------------------------------------------------------
E2.1.4.4    Phase A, Level 4, Area C, Electrical Plan                        x          x
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
E2.1.5.1    Phase A, Penthouse Level, Electrical Plan                        x          x
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
E6.0        Panel Schedules                                                  x          x
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------




                                                                              4


EXHIBIT C-3 TO WORK LETTER

DOWLER-GRUMAN ARCHITECTS

Document Log

Inhale, Bldg. 4, Interior, Ph-1, 99086
Core Improvements
=============================================

                                                             Design    Progress    Plan
                                                          Development    Print     Check     Bld set
SHT. NO.    SHEET NAME                                     (10-29-99)  (12-7-99)  (1-7-00)  (2-28-00)
=====================================================================================================
General Conditions -AIA 111,  AIA A201                                               x
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
DIVISION 1 GENERAL REQUIREMENTS
-----------------------------------------------------------------------------------------------------
       1010 Summary of the Work                                                      x
-----------------------------------------------------------------------------------------------------
       1018 Owner Furnished Equipment                                                x
-----------------------------------------------------------------------------------------------------
       1020 Allowances                                                               x
-----------------------------------------------------------------------------------------------------
       1030 Alternates                                                               x
-----------------------------------------------------------------------------------------------------
       1045 Cutting and Patching                                                     x
-----------------------------------------------------------------------------------------------------
       1049 Supporting from Building Structure                                       x
-----------------------------------------------------------------------------------------------------
       1300 Submittals                                                               x
-----------------------------------------------------------------------------------------------------
       1400 Quality Control                                                          x
-----------------------------------------------------------------------------------------------------
       1430 Mock-Ups                                                                 x
-----------------------------------------------------------------------------------------------------
       1500 Construction Facilities & Temporary
               Controls
-----------------------------------------------------------------------------------------------------
       1540 Site Security & Safety                                                   x
-----------------------------------------------------------------------------------------------------
       1600 Materials & Equipment                                                    x
-----------------------------------------------------------------------------------------------------
       1640 Hazardous Materials                                                      x
-----------------------------------------------------------------------------------------------------
       1700 Contract Closeout                                                        x
-----------------------------------------------------------------------------------------------------
       1900 Colors                                                                   x
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
DIVISION 2 SITE WORK
-----------------------------------------------------------------------------------------------------
       2070 Selective Demolition                                                     x
-----------------------------------------------------------------------------------------------------
       2831 Chain Link Fence and Gate                                                x
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
DIVISION 3 CONCRETE
-----------------------------------------------------------------------------------------------------
       3320 Leveling Topping                                                         x
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
DIVISION 4 MASONRY
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
DIVISION 5 METALS
-----------------------------------------------------------------------------------------------------
       5999 Miscellaneous Metals                                                     x
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
DIVISION 6 WOOD & PLASTICS
-----------------------------------------------------------------------------------------------------
       6200 Finish Carpentry                                                         x
-----------------------------------------------------------------------------------------------------
       6640 FRP Panels                                                               x
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
DIVISION 7 THERMAL & MOISTURE PROTECTION
-----------------------------------------------------------------------------------------------------
       7200 Insulation                                                               x
-----------------------------------------------------------------------------------------------------
       7510 Repairs to Existing Built-up                                             x
              Bituminous Roofing
-----------------------------------------------------------------------------------------------------
       7600 Flashing & Sheet Metal                                                   x
-----------------------------------------------------------------------------------------------------
       7840 Firesstoppping and Smokeseals                                            x
-----------------------------------------------------------------------------------------------------
       7920 Sealants & Caulking                                                      x
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
DIVISION 8 DOORS & WINDOWS
-----------------------------------------------------------------------------------------------------
       8100 Hollow Metal Doors & Frames                                              x
-----------------------------------------------------------------------------------------------------
       8305 Access Doors                                                             x
-----------------------------------------------------------------------------------------------------
       8710 Finish Hardware                                                          x
-----------------------------------------------------------------------------------------------------
       8800 Glazing                                                                  x
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------



                                                                              5


EXHIBIT C-3 TO WORK LETTER

DOWLER-GRUMAN ARCHITECTS

Document Log

Inhale, Bldg. 4, Interior, Ph-1, 99086
Core Improvements
=============================================


                                                             Design    Progress    Plan
                                                          Development    Print     Check     Bld set
SHT. NO.    SHEET NAME                                     (10-29-99)  (12-7-99)  (1-7-00)  (2-28-00)
=====================================================================================================
DIVISION 9 FINISHES
-----------------------------------------------------------------------------------------------------
       9290 Drywall Systems                                                          X
-----------------------------------------------------------------------------------------------------
       9500 Acoustical Treatment                                                     X
-----------------------------------------------------------------------------------------------------
       9600 Stone Flooring                                                           X
-----------------------------------------------------------------------------------------------------
       9650 Resilient Flooring                                                       X
-----------------------------------------------------------------------------------------------------
       9680 Carpeting                                                                X
-----------------------------------------------------------------------------------------------------
       9800 Special Coatings                                                         X
-----------------------------------------------------------------------------------------------------
       9900 Painting                                                                 X
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
DIVISION 10 SPECIALTIES
-----------------------------------------------------------------------------------------------------
      10260 Corner Guards                                                            X
-----------------------------------------------------------------------------------------------------
      10441 Accessibility and Safety Signage                                         X
-----------------------------------------------------------------------------------------------------
      10520 Fire Extinguisher Cabinets and                                           X
              Accessories
-----------------------------------------------------------------------------------------------------
      10605 Mesh Partitions                                                          X
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
DIVISION 11 EQUIPMENT
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
DIVISION 12 FURNISHINGS
-----------------------------------------------------------------------------------------------------
      12500 Window Treatment                                                         X
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
DIVISION 13 SPECIAL CONSTRUCTION
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
DIVISION 14 CONVEYING SYSTEMS
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
DIVISION 15 MECHANICAL (Design by Murphy)
-----------------------------------------------------------------------------------------------------
      15400 Plumbing                                                                 x
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
DIVISION 16 ELECTRICAL (Silverman & Light)
-----------------------------------------------------------------------------------------------------
      16010 Electrical General Provisions                                            X
-----------------------------------------------------------------------------------------------------
      16050 Basic Materials and Methods                                              X
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

                           SCHEDULE C-4 TO WORK LETTER

                              APPROVED CONTRACTORS



Rudolph & Slette4n
South Bay Construction
DPR Construction, Inc.
XL Construction Corp.
Devcon Construction
Vance Brown Construction
Hathaway Dinwiddie Construction
Dome Construction
San Jose Construction
Blach Construction
Technical Builders
Mai Industries
LE Wenz Co.
Swinerton
Webcor Builders

                           SCHEDULE C-5 TO WORK LETTER

                   APPROVED BUDGET FOR TENANT'S WORK (PHASE 1)


                                   (ATTACHED)

                                 EXHIBIT C-5


                      Phase 1A Tenant Improvement Budget



              Design (soft costs)                                 $299,665

              Construction                                      $4,463,904

              Contingency                                          $65,556
                                                                ----------
              TOTAL TI BUDGET                                   $4,829,125

         Phase 1 - 2nd Floor            930       $  125     $    116,250
         Phase 1 - 4th Floor         37,703       $  125     $  4,712,875
                                     38,633                  $  4,829,125

                                    EXHIBIT D

                         ESTIMATED CONSTRUCTION SCHEDULE

Phase 1A      Certificate of Substantial Completion by September 1, 2000

Phase 1B      Certificate of Substantial Completion by September 1, 2000

Phase 2A      Certificate of Substantial Completion by September 1, 2001

Phase 2B      Assuming Tenant exercises its Phase 2B Expansion Option:

              Certificate of Substantial Completion by September 1, 2001

                                    EXHIBIT E

                    ACKNOWLEDGMENT OF RENT COMMENCEMENT DATE


         This Acknowledgment is executed as of __________________________, by ____________________________, a _____________________ ("LANDLORD"), and
________________________________, a _____________________ ("TENANT"), pursuant to Section 2.4 of the Build-to-Suit Lease dated between Landlord and Tenant (the "LEASE") covering premises located at 201 Industrial Road, San Carlos, CA 94070 (the "PROPERTY").

         Landlord and Tenant hereby acknowledge and agree as follows:

         1. The [Phase 1A, Phase 1B, Phase 2A, Phase 2B] Rent Commencement Date under the Lease is ______________________.

         2. The termination date under the Lease shall be ___________________, subject to any applicable provisions of the Lease for extension or early termination thereof.

         EXECUTED as of the date first set forth above.

LANDLORD                                                      TENANT

INHALE 201 INDUSTRIAL ROAD. L.P.,        INHALE THERAPEUTIC SYSTEMS INC.,
a California limited partnership         a Delaware corporation



By: SciMed Prop III, a California        By:
corporation, its General Partner            --------------------------------
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                                TABLE OF CONTENTS

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1.    PROPERTY.................................................................................................4

      1.1   Lease of Premises..................................................................................4

            (a)  Buildings, Property, Improvements.............................................................4

            (b)  Use of Common Areas...........................................................................5

      1.2   Phase 2B Expansion Option..........................................................................6

2.    TERM.....................................................................................................7

      2.1   Term...............................................................................................7

      2.2   Early Possession...................................................................................7

      2.3   Delay In Possession................................................................................7

      2.4   Acknowledgement of Rent Commencement...............................................................7

      2.5   Holding Over.......................................................................................7

      2.6   Options To Extend Term.............................................................................8

3.    RENTAL...................................................................................................8

      3.1   Minimum Rental.....................................................................................8

            (a)  Commencement of Rental Obligations for Phase 1................................................8

            (b)  Commencement of Rental Obligations for Phases 2A and 2B.......................................8

            (c)  Rental Amounts for Phase 1A, Phase 1B, Phase 2A, and Phase 2B:  Annual Increases..............9

            (d)  Rental Amounts During First Extended Term.....................................................9

            (e)  Rental Amounts During Second Extended Term...................................................10

      3.2   Late Charge.......................................................................................10

4.    PARKING.................................................................................................11

5.    CONSTRUCTION............................................................................................11

      5.1   Construction of Improvements......................................................................11

            (a)  Base Building Work; Performance and Payment..................................................11

            (b)  Tenant's Work................................................................................11

            (c)  Compliance with Law..........................................................................11

6.    TAXES...................................................................................................12

      6.1    Personal Property................................................................................12

      6.2    Real Property....................................................................................12

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            (a)  Real Property Taxes..........................................................................12

            (b)  Protests.....................................................................................12

            (c)  Refunds......................................................................................13

            (d)  Other Taxes..................................................................................13

            (e)  Tax and Insurance Escrows....................................................................13

7.    OPERATING EXPENSES......................................................................................13

      7.1   Payment of Operating Expenses.....................................................................13

            (a)  Tenant's Operating Cost Share................................................................13

            (b)  Adjustment of Share Following Change Size of Premises........................................14

      7.2   Definition Of Operating Expenses..................................................................14

            (a)  Inclusions...................................................................................14

            (b)  Exclusions...................................................................................15

      7.3   Determination Of Operating Expenses...............................................................16

      7.4   Final Accounting For Lease Year...................................................................17

            (a)  Annual Statement.............................................................................17

            (b)  Audit Rights.................................................................................17

      7.5   Proration.........................................................................................17

      7.6   Reserve Account...................................................................................18

      7.7   Property Management Fee...........................................................................18

8.    UTILITIES...............................................................................................18

      8.1   Payment...........................................................................................18

      8.2   Interruption......................................................................................19

9.    ALTERATIONS; SIGNS......................................................................................19

      9.1  Right To Make Alterations..........................................................................19

      9.2  Title To Alterations...............................................................................20

      9.3  Tenant Fixtures and Personal Property..............................................................20

      9.4  No Liens...........................................................................................20

      9.5  Signs..............................................................................................20

10.   MAINTENANCE AND REPAIRS.................................................................................20

      10.1 Tenant's Obligation For Maintenance................................................................20


                                                ii.
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      (a)  Good Order, Condition And Repair................................................................21

      (b)  Tenant's Option to Require Landlord to Maintain and Repair Both Buildings and Common Areas......21

      (c)  Landlord's Remedy...............................................................................22

      (d)  Condition Upon Surrender........................................................................22

      10.2 Landlord's Obligation For Maintenance...........................................................22

      (a)  Good Order, Condition And Repair................................................................22

      (b)  No Abatement....................................................................................23

      (c)  Landlords' Right of Entry for Repairs...........................................................23

11.   USE OF PROPERTY......................................................................................23

      11.1  Permitted Use..................................................................................23

      11.2  No Nuisance....................................................................................23

      11.3  Compliance With Laws...........................................................................23

      11.4  Environmental Matters..........................................................................24

            (a)  Definition of Hazardous Materials.........................................................24

            (b)  Tenant's Obligations Re: Hazardous Substances.............................................24

            (c)  Tenant's Indemnity........................................................................26

            (d)  Survival..................................................................................26

12.   INSURANCE AND INDEMNITY..............................................................................26

      12.1  Landlord's Insurance...........................................................................26

      12.2  Tenant's Insurance.............................................................................27

      12.3  Insurers; Primary Insurance....................................................................28

      12.4  Blanket Policy.................................................................................28

      12.5  Deductibles....................................................................................28

      12.6  Certificates...................................................................................28

      12.7  Adjustment in the Event of Loss................................................................29

      12.8  Proration Upon Termination.....................................................................29

      12.9  Waiver Of Subrogation..........................................................................29

      12.10 Indemnification................................................................................29

            (a)  Tenant's Indemnification Obligations......................................................29


                                              iii.
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            (b)  Landlord's Indemnification Obligations....................................................30

      12.11 Limitation on Landlord Liability...............................................................30

13.   SUBLEASE AND ASSIGNMENT..............................................................................31

      13.1  Assignment And Sublease Of Building............................................................31

            (a)  Consent Required..........................................................................31

            (b)  Permitted Transfers.......................................................................32

            (c)  Consent Required..........................................................................32

            (d)  Procedure to Obtain Consent...............................................................32

      13.2  Rights Of Landlord:  Effect of Landlord's Consent..............................................33

      13.3  Advertising....................................................................................33

      13.4  Writing Required...............................................................................33

      13.5  Transfer Premiums..............................................................................33

14.   RIGHT OF ENTRY AND QUIET ENJOYMENT...................................................................34

      14.1  Right Of Entry.................................................................................34

      14.2  Quiet Enjoyment................................................................................34

15.   CASUALTY AND TAKING..................................................................................34

      15.1  Damage or Destruction..........................................................................34

            (a)      Termination Rights....................................................................34

            (b)      Limitations on Parties' Obligations...................................................35

            (c)      Entitlement to Insurance Proceeds.....................................................35

            (d)      Abatement of Rent.....................................................................36

      15.2  Condemnation...................................................................................36

            (a)      Termination Rights....................................................................36

            (b)      Limitations on Parties' Obligations...................................................36

      15.3  Reservation Of Compensation....................................................................37

      15.4  Restoration Of Improvements....................................................................37

16.   DEFAULT..............................................................................................38

      16.1  Events Of Default..............................................................................38

            (a)      Nonpayment............................................................................38

            (b)      Other Obligations.....................................................................38


                                             iv.
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            (c)      General Assignment....................................................................38

            (d)      Bankruptcy............................................................................38

            (e)      Receivership..........................................................................38

            (f)      Attachment............................................................................39

            (g)      Insolvency............................................................................39

      16.2  Remedies Upon Tenant's Default.................................................................39

            (a)      Re-entry; Termination.................................................................39

            (b)      Continuation of Lease.................................................................39

            (c)      Remedies..............................................................................39

      16.3  Remedies Cumulative............................................................................40

17.   SUBORDINATION, ATTORNMENT AND SALE...................................................................40

      17.1  Subordination To Mortgage......................................................................40

      17.2  Sale of Landlord's Interest....................................................................41

      17.3  Estoppel Certificates..........................................................................41

18.   SECURITY.............................................................................................42

      18.1  Deposit........................................................................................42

      18.2  Pledge of Security Deposit.....................................................................43

19.   MISCELLANEOUS........................................................................................43

      19.1  Notices........................................................................................43

      19.2  Successors And Assigns.........................................................................44

      19.3  No Waiver......................................................................................44

      19.4  Severability...................................................................................44

      19.5  Litigation Between Parties.....................................................................44

      19.6  Surrender......................................................................................45

      19.7  Interpretation.................................................................................45

      19.8  Entire Agreement...............................................................................45

      19.9  Governing Law..................................................................................45

      19.10 No Partnership.................................................................................45

      19.11 Financial Information..........................................................................45

      19.12 Costs..........................................................................................46


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      19.13 Time...........................................................................................46

      19.14 Brokers........................................................................................46

      19.15 Memorandum of Lease............................................................................46

      19.16 Corporate Authority............................................................................46

      19.17 Execution and Delivery.........................................................................47

      19.18 Survival.......................................................................................47

      19.19 Waiver of Jury Trial...........................................................................47
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                                                 vi.
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                                    EXHIBITS


                  Exhibit A         Real Property Description

                  Exhibit B         Site Plan

                  Exhibit C         Work Letter

                  Exhibit D         Estimated Construction Schedule

                  Exhibit E         Acknowledgment of Rent Commencement Date